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                                                                   Exhibit 10.47

                            SYNDICATED LOAN AGREEMENT

                                RMB 7,500,000,000

                         CHINA MOBILE (SHENZHEN) LIMITED

                             (Acting as "Borrower")

                           CONSTRUCTION BANK OF CHINA

                                  BANK OF CHINA

                        (Acting as "Joint Lead Managers")

                                  BANK OF CHINA

                           CONSTRUCTION BANK OF CHINA

                      (Acting as "Joint Lead Underwriters")

                             STATE DEVELOPMENT BANK

                            AGRICULTURE BANK OF CHINA

                   INDUSTRIAL AND COMMERCIAL BANK OF CHINA

                         (Acting as "Co-Lead Managers")

                             BANK OF COMMUNICATIONS

                HONG KONG & SHANGHAI BANKING CORPORATION LTD.

                              CHINA MERCHANTS BANK

                             (Acting as "Managers")

                 CONSTRUCTION BANK OF CHINA, SHENZHEN BRANCH

                            (Acting as "Agency Bank")

                          JINGTIAN & GONGCHENG LAW FIRM

                            October 7, 2000, Beijing
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                                TABLE OF CONTENTS

Articles                                                         Pages
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
Article One        Terms and Definitions........................       2
Article Two        Loan Arrangement.............................       5
Article Three      Drawdown.....................................       5
Article Four       Guarantee....................................       9
Article Five       Repayment, Prepayment, Extension.............      10
Article Six        Interest.....................................      13
Article Seven      Tax..........................................      14
Article Eight      Fees and Expenses............................      14
Article Nine       Payment and Proof of Debt....................      14
Article Ten        The Relations Among Banks, Rights and
                   Obligations, and Responsibilities............      15
Article Eleven     Borrower's Representations and Warranties....      25
Article Twelve     Borrower's Covenants.........................      26
Article Thirteen   Lending Banks' Warranties....................      28
Article Fourteen   Events of Default and Other Similar Events...      28
Article Fifteen    Default Interest and Compensation............      30
Article Sixteen    Transfer.....................................      31
Article Seventeen  Notices......................................      32
Article Eighteen   Governing Law and Jurisdiction...............      34
Article Nineteen   Insurance....................................      34
Article Twenty     Other Stipulations...........................      34
Schedule One       Lending Banks and the Credit Amount
                   Undertaken...................................      48
Schedule Two       List of Guarantors...........................      50
Schedule Three     Form of Drawdown Notice......................      52
Schedule Four      Form of Prepayment Notice....................      53
Schedule Five      Form of Reply to Prepayment Notice...........      54
Schedule Six       Form of Payment Notice.......................      55
Schedule Seven     Form of Letter of Guarantee..................      56
Schedule Eight     Form of Extension Application................      65
Schedule Nine      Form of Extension Reply......................      67
Schedule Ten       Form of Interest Payment Notice..............      68
Schedule Eleven    Form of Legal Opinion Issued by Lawyer of
                   the Borrower and Guarantors..................      69
Schedule Twelve    Form of Legal Opinion Issued by Lawyer of
                   Lending Banks................................      76

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                            SYNDICATED LOAN AGREEMENT

THIS AGREEMENT IS EXECUTED ON OCTOBER 7, 2000, IN BEIJING BY THE PARTIES AS
FOLLOWS:

1. China Mobile (Shenzhen) Limited, a wholly-owned subsidiary of China Mobile (Hong Kong) Limited incorporated in mainland China, registered at Shenzhen Administrative Bureau of Industry and Commerce, with a registered address of 10th Floor, Guotong Building, 9023 Binhedadao, Futian District, Shenzhen, acting as the Borrower (hereinafter referred to as the "Borrower");

2. Construction Bank of China and Bank of China, acting as Joint Lead Managers and Joint Lead Underwriters;

3. State Development Bank, Agriculture Bank of China, and Industrial and Commercial Bank of China, acting as Co-Lead Managers;

4. Bank of Communications, Hong Kong & Shanghai Banking Corporation Ltd., and China Merchants Bank, acting as Managers;

5. Banks listed in Schedule One hereunder, acting as Member Banks of the Syndicate;

6.   Construction Bank of China, Shenzhen Branch, acting as Agency Bank; and

7.   Companies listed in Schedule Two hereunder, acting jointly as Guarantors.

     This Agreement is established in accordance with the Commercial Banking Law of the People's Republic of China, General Rules for Providing Loans, Provisional Regulations on Providing Syndicated Loans, the Security Law of the People's Republic of China, and other applicable laws and regulations of the People's Republic of China.

                                     PREFACE

1. The Borrower is a wholly-owned subsidiary of China Mobile (Hong Kong) Limited, which holds 100% of its equity interest.

2. Currently, China Mobile (Hong Kong) Limited directly or indirectly holds 100% of the equity interest of each of the guarantors listed in Schedule Two.

3. China Mobile Communications Corporation ("CMCC") has restructured its mobile telecommunication business in seven provinces, municipalities, and autonomous region (namely, Beijing, Shanghai, Tianjin, Liaoning, Hebei, Shandong, and Guangxi) and established mobile communication companies in the aforesaid seven provinces, municipalities, and autonomous region. Upon the incorporation of the mobile communication companies in the seven provinces, municipalities, and autonomous region, CMCC will, through China Mobile (Hong Kong) Group Limited ("CMHK Group") and China Mobile

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     Hong Kong (BVI) Limited ("China Mobile BVI"), inject all the equity interest it holds in the mobile communication companies in the seven provinces, municipalities, and autonomous region to seven wholly-owned BVI subsidiaries ("Seven BVI Subsidiaries") of China Mobile BVI. Upon the completion of such injection, CMHK will acquire from China Mobile BVI the equity interest it holds in the Seven BVI Subsidiaries (hereinafter referred to as the "Acquisition Transaction").

4. In accordance with the Acquisition Plan approved by relevant departments of the State Council, part of the consideration will be raised by the Borrower, in lieu of its parent company China Mobile (Hong Kong) Limited, through a Renminbi-denominated debt financing conducted within the territory of China, and will be paid directly to CMCC.

5. In accordance with the Acquisition Plan approved by relevant departments of the State Council, six subsidiaries directly or indirectly owned by China Mobile (Hong Kong) Limited, acting as Guarantors, agree to jointly issue a letter of guarantee to the Lending Banks, and to provide guarantee to the Lending Banks for the Borrower with their respective capital.

6. To complete the aforesaid Acquisition Transaction, the Borrower, pursuant to the current requirements of financial regulations and supervisions, applies to the Lending Banks for a Renminbi-denominated debt financing ("Class A Loan") with a total principal amount not exceeding RMB 5 billion (RMB 5,000,000,000.00) and a term of SIX (6) months as well as a Renminbi-denominated debt financing ("Class B Loan") with a total principal amount not exceeding RMB 7.5 billion (RMB 7,500,000,000.00) and a term of THREE (3) years within the territory of China in accordance with the approval from the State Council.

7.   For the purposes of this Agreement, the Loan means Class B Loan.

     THEREFORE, the Parties have reached the following Agreement:

                        ARTICLE ONE TERMS AND DEFINITIONS

1.1 In this Agreement, unless the context otherwise requires, the following terms have the following meanings:

     1) "Loan Arrangement" means the Renminbi-denominated syndicated loans provided in accordance with this Agreement;

     2)   "Term" means the term of the loan set out in accordance with Article
          2.3 herein;

     3) "Effective Term of the Loan Agreement" means the period from the effective date (including the effective date) to the date (including any Extensions) when the total amount of the Loan (including the total interest and fees) set out in the Loan Agreement herein has been repaid

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          to the Lending Banks;

     4) "This Agreement" means this Syndicated Loan Agreement and its Schedules, as well as any modifications, edits, and amendments to this Syndicated Loan Agreement;

     5) "Loan" means the loan arranged in accordance with the Loan Arrangement set out in this Agreement;

     6) "Security" means any guarantee, undertaking, security, pledge, lien, setting creditor's right, hypothecation or any other arrangement of security interest.

     7) "Member Banks" mean banks that have committed to provide loans in accordance with this Agreement.

     8) "Lending Banks" mean banks that provide loans in accordance with this Agreement.

     9) "Guarantors" mean companies or institutions that provide guarantee for the Borrower.

     10) "Letter of Guarantee" means the letter of guarantee issued by guarantors in the form set out in Schedule Seven herein;

     11) "Overseas Financing" means equity financing and debt financing conducted in Hong Kong, U.S. and other places by China Mobile (Hong
          Kong) Limited in an effort to complete the acquisition transaction;

     12) "Bank Business Day" means a day (other than China's legal non-business days and legal holidays) on which banks in Beijing are open for general banking business;

     13) "Drawdown Date" means a Bank Business Day on which the Loan is drawn by the Borrower in accordance with Article 3 herein;

     14) "Repayment Date" means the third anniversary of the Drawdown Date, and the Repayment Date shall fall on a Bank Business Day (and in case of a non-Bank Business Day, it shall postpone accordingly to fall on the next Bank Business Day);

     15) "Prepayment Date" means the prepayment date set out in the Prepayment Notice, and the Prepayment Date shall fall on a Bank Business Day;

     16) "Extension Repayment Date" means the extension repayment date approved at the syndicate meeting upon receiving an Extension Application from the Borrower, the Extension Repayment Date shall fall on a Bank Business Day;


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     17)  "Drawdown Period" means the drawdown period set out in Article 3.1 herein;

     18) "Interest Calculation Period" means the interest calculation period set out in Article 6.3 herein;

     19)  "Interest Payment Date" means the Bank Business Day set out in Article
          6.3 herein;

     20) "Advancement" means the principal amount of the Loan provided by Lending Banks through the Agency Bank to the Borrower when the Borrower draws any Loan in accordance with Article 3 herein;

     21) "Event of Default" means any event defined as an Event of Default and/or Event of Cross-Default in Article 14 herein;

     22) "Anticipatory Event of Default" means any event that will become an Event of Default upon the issuance of the notice and/or lapse of time and any event defined as such in Article 14.3 herein;

     23)  "Agency Bank" means Construction Bank of China, Shenzhen Branch;

     24) "Loan Documents" mean this Agreement and any other documents executed for the performance of this Agreement;

     25) "Drawdown Notice" means the drawdown notice in the form set out in Schedule Three herein;

     26) "Prepayment Notice" means the prepayment notice in the form set out in Schedule Four herein;

     27) "Repayment Notice" means the repayment notice in the form set out in Schedule Six herein;

     28) "Extension Application" means the extension application in the form set out in Schedule Eight herein;

     29) "Interest Payment Notice" means the interest payment notice in the form set out in Schedule Ten herein;

     30) "Tax" means any present or future tax, charge, compulsory charge, deduction and withholding of every kinds, and any related interest or penalty on the tax levied or imposed by the Central Government of the People's Republic of China and/or local tax authorities, or other agencies;

     31)  "Acquisition Transaction" means the acquisition by China Mobile (Hong
          Kong) Limited of the equity interest of the Seven BVI Subsidiaries held by China Mobile BVI; and


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     32)  "Insurance" means various insurances required to be purchased by relevant laws or regulations, competent authorities of the industry, or compulsory insurances of the industry.

1.2 In this Agreement, unless the context otherwise requires, (1) this Agreement includes the amendment or supplementary documents of this Agreement or any Loan Documents; (2) Articles, Sections, and Schedules refer to Articles, Sections, and Schedules of this Agreement; and (3) the table of contents and headings of Articles of this Agreement are for convenience of reference and do not constitute interpretation of this Agreement, and they do not impose any limitations upon the content and its respective scope under the titles.

                          ARTICLE TWO LOAN ARRANGEMENT

2.1  Principal Amount of the Loan

     Subject to the observation of the terms and conditions set out in this Agreement and the performance of all the conditions precedent to the Drawdown by the Borrower, the Lending Banks agree to provide the Borrower with a loan, the principal amount of which shall not exceed RMB 7.5 billion (RMB 7,500,000,000.00).

2.2  Purpose of the Loan

     The Loan is to be used for the sole purpose as follows: as part of the cash consideration to be paid in connection with the acquisition by China Mobile (Hong Kong) Limited of the equity interest of the Seven BVI Subsidiaries from China Mobile BVI, the Borrower, entrusted by China Mobile (Hong Kong) Limited, directly pays the amount to CMCC designated by China Mobile BVI.

2.3  Term

     The term of the Loan is THREE (3) years, from the first Drawdown Date to the day immediately preceding the THIRD (3rd) anniversary of such first Drawdown Date (In case it falls on a Non-Bank Business Day, it shall be postponed to the next Bank Business Day).

                             ARTICLE THREE DRAWDOWN

3.1  Drawdown Period

     The Drawdown Period shall begin on the effective date herein and end on the earlier of (a) the day immediately preceding the first anniversary of the effective date, and (b) the date when the total principal amount of the Loan has been withdrawn.


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3.2  Conditions Precedent to the First Drawdown

     When and until all the following conditions are met, the Lending Banks will be obliged to make the Loan available to the Borrower, and the Borrower may submit to the Agency Bank a Drawdown Notice:

     1)   All following documents have been provided to the Agency Bank:

          i.   About the Borrower

               a)   The Borrower's articles of association;

               b) The approval certificate for the establishment of a wholly foreign-owned enterprise issued by the competent authorities of trade and economic cooperation;

               c) The Borrower's currently valid business license (counterpart) issued by the State Administration of Industry and Commerce;

               d)   The Borrower's tax registration certificate (counterpart);

               e)   The Borrower's foreign exchange registration certificate;

               f) The resolution approved by the Borrower's board of directors on the following issues: borrowing the loan in accordance with the provisions of this Agreement and authorizing one or more persons to execute this Agreement, any other relevant Loan Documents and all Drawdown Notices as well as other documents to be executed in relation to this Agreement, and the signature samples of such persons;

               g) The presentation and relevant proof documents produced by the Borrower with regard to the security interest of any kind set upon its assets and/or any contingent liabilities of any kind assumed by the Borrower prior to the execution date of this Agreement; and

               h) The approval documents of the State Council for the payment of the purchase price of the acquisition by the Borrower on behalf of China Mobile (Hong Kong) Limited and for the Loan Arrangement;

          ii.  About the Guarantors


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               a)   Each Guarantor' articles of association;

               b) The approval certificates for the establishment of a wholly foreign-owned enterprise issued to each of the Guarantors by the competent authorities of trade and economic cooperation;

               c) Each Guarantor' currently valid business license (counterpart) issued by the State Administration of Industry and Commerce;

               d)   Each Guarantor' tax registration certificate (counterpart);

               e)   Each Guarantor' foreign exchange registration certificate;

               f) The resolutions approved by each Guarantor' boards of directors on the following issues: providing guarantee in accordance with the provisions of this Agreement and/or the Letter of Guarantee and authorizing one or more persons to execute this Agreement and/or the Letter of Guarantee; and the signature samples of such persons;

               g) The presentation and relevant proof documents produced by each Guarantor with regard to the security interest of any kind with a total amount exceeding RMB100 million imposed upon its assets and/or any contingent liabilities of any kind assumed by it prior to the execution date of this Agreement;

               h) The certificate executed by the legal representative of each Guarantor certifying that on and prior to the Drawdown Date, no Event of Defaults have taken place on the part of each Guarantor, and the statement that all the representations, statements, warranties, and covenants made by it in this Agreement and/or Letter of Guarantee are true and accurate; and

               i) The originals of the Letter of Guarantee, which have been duly executed and effective, is in accordance with in the form set out in Schedule Seven herein;

          iii. Other Documents

               a) The confirmation letter produced by the chairman of the board of directors of China Mobile (Hong Kong) Limited on behalf of the board of directors approving the Syndicate Loan Arrangement under this Agreement and consenting to the Guarantee Arrangement under

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                    this Agreement;

               b) The Legal Opinion produced by Chinese lawyer of the Lending Banks in the form set out in Schedule Twelve herein; and

               c) The Legal Opinion produced by Chinese lawyer of the Borrower and Guarantors in the form set out in Schedule Eleven herein;

               Upon receiving all the documents on the aforesaid Conditions Precedent to the Drawdown, the Agency Bank shall deliver on a timely basis to the Lending Banks a written notice confirming the completeness of the documents on the Conditions Precedent to the first Drawdown;

     2) No Event of Default or Anticipatory Event of Default has occurred on the part of the Borrower or Guarantor; and

     3) All the fees and charges set out in Article 8 herein have been paid in full.

3.3  Conditions Precedent to Follow-on Drawdown

     After the first Drawdown, the following conditions precedent shall be met before the Borrower submits to the Agency Bank a Drawdown Notice and makes another Drawdown:

     1) The Borrower delivers to the Agency Bank a written confirmation, stating that on the date when the Drawdown Notice for the follow-on Drawdown is submitted and on the corresponding follow-on Drawdown Date, the circumstances specified in Section 2) of Article 3.4 herein are true, and the loan withdrawn has been used in strict accordance with the stipulations herein;

     2) Each Guarantor individually confirms that on the date when the Drawdown Notice for the follow-on Drawdown is submitted and on the corresponding follow-on Drawdown Date, there is no materially adverse change in the guarantee qualifications, guarantee capacity, and all other conditions of such Guarantor under this Agreement and Letter of Guarantee from the effective date of the Letter of Guarantee to such follow-on Drawdown Date, and such Guarantee continues to comply with Chinese laws and regulations with regard to stipulations on the guarantors' qualifications.

3.4  Relevant Requirements on the Drawdown

     The Drawdown shall meet the following requirements regardless it is the first or follow-on Drawdown:

     1) The Borrower shall submit to the Agency Bank, SEVEN (7) Bank Business Days in advance, an irrevocable Drawdown Notice in the form set out in Schedule Three herein and shall withdraw the amount

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          of the Loan specified in such Drawdown Notice on the Drawdown Date, which shall fall on a Bank Business Day set out in such Drawdown
          Notice;

     2) Meantime, the Borrower shall submit to the Agency Bank a statement executed by the Borrower's legal representative or authorized signer certifying that on and prior to the Drawdown Date, (1) no Event of Defaults or Anticipatory Event of Defaults have taken place on the part of the Borrower; (2) all the representations, warranties, and covenants made by the Borrower in this Agreement are true, accurate, and effective; and (3) all the documents on the Conditions Precedent to the Drawdown pursuant to Section 1) of Article 3.2 herein submitted by the Borrower to the Agency Bank shall still be true, accurate, and effective;

     3) The amount withdrawn each time shall not be less than RMB 2 billion (excluding the last Drawdown).

          After each Drawdown, the Advancement withdrawn constitutes debt of the Borrower owed to the Lending Banks.

3.5  Irrevocability of the Drawdown Notice

     Unless the context herein otherwise requires, the Borrower shall make the Drawdown pursuant to the Drawdown Notice. In case that the Borrower fails to make the Drawdown pursuant to the Drawdown Notice, the Borrower shall, upon requirement from the Agency Bank, compensate the Agency Bank and all other Lending Banks for their respective actual financing cost.

3.6  The Total Amount of the Advancement

     The total amount of the Advancement shall not exceed the total amount of the Loan Arrangement pursuant to this Agreement. Such total amount shall only be withdrawn by the Borrower during the Drawdown Period. In case that the Borrower fails to withdraw the total amount of the Loan within the Drawdown Period, such unclaimed portion of the Loan shall not be withdrawn after the Drawdown Period expires, unless the Borrower, through the Agency Bank, and the Lending Banks enter into a written agreement on an Extension of the Drawdown Period.

3.7  Account Entering Time of the Advancement

     The total amount of the Advancement withdrawn by the Borrower shall be remitted to the Borrower's Renminbi-denominated current account opened at the Agency Bank not later than Twelve (12:00) o'clock (Beijing Time) at noon on the Drawdown Date.

                             ARTICLE FOUR GUARANTEE

4.1  The Producing of Letters of Guarantee


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     The Guarantors have reached agreement with the Borrower and the Guarantors agree that concurrently with the execution of this Agreement, each of the Guarantors will produce a Letter of Guarantee in favor of the Lending Banks in the form of Schedule Seven herein to guarantee the Loan provided by the Lending Banks pursuant to this Agreement shall be repaid in full pursuant to the provisions of this Agreement.

4.2  Obligations of the Guarantors

     The liabilities and obligations of the Guarantors are joint and several. Any Guarantor assumes joint liability with respect to the obligations and liabilities of another and/or other Guarantor(s). One Guarantor's failure in performing the obligations under this Agreement or any other Loan Documents shall not affect the obligations that shall be assumed by any other Guarantors. In case that the Borrower cannot repay the Loan in full pursuant to the provisions herein on schedule, the Guarantors shall make the repayment pursuant to the Repayment Notice delivered to any of the Guarantors by the Lending Banks through the Agency Bank, and meantime the Guarantors shall give up the demurrer that the Agency Bank shall first deliver a Repayment Notice to the Borrower.

                ARTICLE FIVE REPAYMENT, PREPAYMENT, EXTENSION

5.1   Repayment Schedule

      The balance of the Loan under this Agreement shall be repaid in full on Repayment Date in one lump sum by the Borrower to the Lending Banks through the Agency Bank.

5.2   Repayment Notice

      The Agency Bank shall, FIFTEEN (15) Bank Business Days prior to the Repayment Date, deliver the Repayment Notice to the Borrower to remind the Borrower of repaying the loan on schedule. However, in case the Agency Bank fails to deliver the Repayment Notice to the Borrower pursuant to this clause, the Borrower's liabilities, including the liability to compensate the Lending Banks, resulting from the failure to make the repayment on schedule in violation of the provisions herein shall not be absolved.

5.3   Account Entry of the Repayment Sum

      The Borrower shall remit all balance of the Loan at maturity to the Borrower's Renminbi-denominated current account opened at the Agency Bank not later than Twelve (12:00) o'clock (Beijing Time) at noon on the Repayment Date pursuant to the terms under this Agreement.

5.4   Prepayment


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      During the effective term of the Loan Agreement, the Borrower may repay prior to its maturity all or part of the Loan on any Bank Business Day within the Term pursuant to Article 5.3 herein, and pay the due interest outstanding accrued on such repaid amount over the period ending on such Prepayment Date subject to the following provisions:

     1) The principal amount repaid prior to its maturity shall not be less than RMB 100 million (RMB 100,000,000.00), and the due interest outstanding accrued on such repaid amount over the period ending on such Prepayment Date shall be paid at the same time;

     2) The Borrower has submitted to the Agency Bank, at least THIRTY (30) days in advance, a Prepayment Notice, detailing the principal amount to be repaid prior to its maturity and the Repayment Date; the Agency Bank shall, within FIFTEEN (15) days upon receiving such Prepayment Notice from the Borrower, make a reply, which shall specify the due interest outstanding accrued on the advanced repayment amount over the period ending on such Prepayment Date; in case that the Borrower does not receive such reply from the Agency Bank, it shall be regarded that the Lending Banks agree to this advanced repayment, and the Borrower may repay the principal amount of this repayment on the Prepayment Date, while the due interest outstanding accrued on such repaid principal amount shall be paid on a timely basis upon instruction of the Lending Banks. However, the due and unpaid interest accrued over the period from the Prepayment Date to the day on which such interest is paid in full shall not accrue any interest;

     3) All other due and payable sums of money until such Prepayment Date herein have been paid;

     4) Any Prepayment Notice submitted by the Borrower pursuant to any stipulations of this Agreement shall be irrevocable, and the Borrower shall make the advanced repayment in accordance with such Prepayment Notice. The Borrower shall only repay the Loan or any other amount prior to its maturity in accordance with the terms and conditions stipulated herein. The advanced repayment amount under this Agreement shall not be re-borrowed; and

     5) In case that the Borrower repays the Loan or any other amount prior to its maturity pursuant to the stipulations herein, it shall, when making the advanced repayment, also pay the Lending Banks all the due and unpaid interest accrued over a period ending on the Prepayment Date as well as all other costs payable by the Borrower under this Agreement.

5.5  Extension

     1) The Loan under this Agreement, upon the satisfaction of the following conditions, may be extended:


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          i.   The representations and warranties listed in Article 11 herein and the covenants listed in Article 12 herein remain true and accurate in light of the then existing facts and circumstances;

          ii. There is no Event of Default or Anticipatory Event of Default that has not been cured or corrected until the day when the Extension Application is submitted; and

          iii. During the period from the execution of the Letter of Guarantee to the day when the Extension Application is submitted, the guarantee qualifications, guarantee capacity, and all other conditions of the Guarantors under this Agreement and Letter of Guarantee have not experienced any material adverse changes, the Guarantors still comply with Chinese laws and regulations with regard to stipulations on the guarantors' qualifications, and during the proposed Extension, the Guarantors shall continue to maintain such lawful and good conditions.

          The amount of Loan to be extended in the Extension Application shall not exceed the balance of the Loan. In accordance with Article 12 of the General Rules for Providing Loans, the aggregated term of the Extension under this Agreement shall not exceed EIGHTEEN (18) months;

     2) In case the Borrower requires an Extension, it shall, THIRTY (30) Bank Business Days prior to the Repayment Date, submit to the Agency Bank an Extension Application in the form set out in Schedule Eight herein;

     3) Upon receiving the Extension Application, the Agency Bank shall immediately notify the Lending Banks, which shall make extension arrangements pursuant to Section 4) of Article 10.7 herein. If an Extension is accepted, the Agency Bank shall, FIFTEEN (15) Bank Business Days prior to the Repayment Date, make an Extension Reply to the Borrower in the form set out in Schedule Nine herein;

     4) The Borrower's extension arrangements shall be guaranteed by the Guarantors executing this Agreement; in case that the Borrower proposes to make extension arrangements and makes Extension Application to the Agency Bank while the Agency Bank considers that the Guarantors executing this Agreement are no longer qualified to provide guarantee, the Borrower shall arrange other guarantors to provide guarantee for the Borrower's extension arrangements;

     5) The Guarantors under this Agreement hereby agree that when the Borrower makes an Extension Application, only the Borrower shall notify the Guarantors about such extension arrangements and the Guarantors shall sign and stamp on the Extension Application to


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          confirm their consent to the extension arrangements. Once the Agency
          Bank agrees to the Borrower's Extension Application and begins the extension arrangement, the Guarantors' guarantee liabilities or obligations will continue to be applicable to the Loan of the Extension. The validity of the extension arrangement does not depend on the further consent by the Guarantors to the extension arrangements, and the stipulations of this Section shall constitute a waiver of the Guarantors' right of consent to future extension arrangements;

     6) Regarding the interest rate of the Extension, the Parties agree that in case that the combined Extension period and the original Term reach a new interest rate period level, the lending rate of the extension arrangement shall, beginning from the Extension Date, be determined, pursuant to the new level with the first day of the Extension as a base date, at 10% below the base lending rate of the same level for financial institutions as announced by the People's Bank of China
          (PBOC).

                              ARTICLE SIX INTEREST

6.1 The Borrower shall pay, through the Agency Bank, the Lending Banks the interest of the loan pursuant to the following provisions.

6.2  The lending rate is determined annually pursuant the Term stipulated in
     Article 2.3 herein, at 10% below the base lending rate of the same level for financial institutions on the effective date of this Agreement as announced by the PBOC. Upon the anniversary of the first Drawdown Date, the rate is then determined at 10% below the then base lending rate of the same level for financial institutions announced by the PBOC. In case that between any two base dates, the PBOC adjusts the interest rate level for the corresponding period, the lending rate for the Loan under this Agreement will not be adjusted no matter whether the amount is drawn in a lump sum or in installment.

6.3 Interest accrues on the Loan from and including the day on which the Loan is transmitted to the Borrower's Renminbi-denominated account opened at the Agency Bank, to but excluding the Repayment Date. The interest of the withdrawn and unrepaid principal of the loan is calculated on the basis of the actual days and is settled on a quarterly basis. The fixed Interest Payment Date falls on the TWENTIETH (20) day in the last month of a quarter, namely March 20th, June 20th, September 20th, and December 20th. In case that it falls on a Non-Bank Business Day, it shall be postponed to fall on the next Bank Business Day. The method of lending interest calculation is as follows: Interest of the Loan = withdrawn and unrepaid principal x actual days of borrowing the loan x annual interest rate / 360

6.4 The Agency Bank shall, FIFTEEN (15) Bank Business Days prior to the Interest Payment Date, deliver an Interest Payment Notice in the form set out in Schedule Ten herein to confirm the due and payable interest amount. However, in case the Agency Bank fails to deliver the Interest Payment Notice to the Borrower pursuant to this clause, the Borrower's liabilities, including the liability to compensate the Lending Banks, resulting from the failure to pay the interest on schedule in violation of the provisions herein shall not be absolved.

6.5 Upon the repayment of the principal amount of the Loan under this Agreement, the due and outstanding interest accrued on such principal amount shall be settled in a lump sum along with the principal amount.

                                ARTICLE SEVEN TAX

7.1 The Borrower shall, through the Agency Bank, pay the Lending Banks in full the entire sum payable under this Agreement, and shall not deduct from or counterclaim for it, and shall pay and settle any relevant taxes. In case that any laws, regulations, or statutes require that any sum from the amount to be paid to the Agency Bank by the borrower shall be deducted or withheld, the Borrower shall pay the additional sum along with the amount so that the total amount the Agency Bank receives equals to the total amount without and before any deductions and withholdings.

7.2 In accordance with the provisions of the Interim Regulations of the People's Republic of China on Stamp Tax, the Lending Banks, being one Party to this Agreement, and the Borrower, being the other Party, shall each pay a stamp tax at the rate of 0.005 percent.

                         ARTICLE EIGHT FEES AND EXPENSES

8.1 The Borrower, the Agency Bank and the Lending Banks agree that the Borrower shall pay a one-time fee to the Lending Banks, including the lawyer fees which shall be borne by the Borrower and the travel expenses, documentation expenses, and communication expenses incurred by the Joint Lead Managers to form the bank syndicate. Such fee shall be paid within TEN (10) Bank Business Days after the execution of this Agreement. Apart from such fee, the Borrower shall not be liable to bear any other fees of the Joint Lead Managers, the Agency Bank and/or the Lending Banks.

                    ARTICLE NINE PAYMENT AND PROOF OF DEBT

9.1 The Agency Bank shall, pursuant to the stipulations herein, remit the withdrawn amount to the Borrower's Renminbi-denominated current account opened at the Agency Bank not later than Twelve (12:00) o'clock (Beijing
     Time) at noon on the Drawdown Date.

9.2 All sums payable by the Borrower under this Agreement shall be paid to the Agency Bank by the Borrower on a timely basis. In case that any sum the Agency Bank receives is less than the due and payable amount, the Agency Bank shall distribute it in accordance with the following order:

     1)   Fees resulting from the satisfaction of creditor's claim;

     2)   Default interest and compensation;

     3)   Interest; and

     4)   Principal;

     In addition, the Agency Bank has the right to classify and transfer any other sums received from the Borrower (excluding the foreign exchange amount in the Borrower's capital account) as sums owed under this Agreement in a manner it deems appropriate.

9.3 All sums payable to the Lending Banks pursuant to this Agreement shall be remitted to the account (designated by the Agency Bank) by the Borrower in accordance with the Agency Bank's notice. When the sum has been remitted to the designated account, the payment shall be deemed to be completed.

9.4 The Lending Banks jointly entrust the Agency Bank with the duty of recording the principal, interest, fee, and any other sums owed by the Borrower under the Loan Arrangement herein into the Agency Bank's internal account book. The aforesaid record as well as bills and receipts produced and kept by the Agency Bank during the normal business course when the Borrower makes withdrawal, repayment, and interest payment are deemed as valid proof of creditor's rights and proof of debt among the Lending Banks, the Agency Bank, and the Borrower.

                  ARTICLE TEN THE RELATIONS AMONG BANKS, RIGHTS
                      AND OBLIGATIONS, AND RESPONSIBILITIES

10.1 The Acknowledgement of the Loan Arrangement under the Syndicated Loan by the Banks

     The banks under this Agreement, including the Joint Lead Managers, Joint Lead Underwriters, the Agency Bank and other Member Banks and Lending Banks, hereby understand, acknowledge and agree:

     1) The civil right of the banks under this Agreement, including the Joint Lead Managers, Joint Lead Underwriters, the Agency Bank and other Member Banks and Lending Banks, is equal; the voting right of each of the Lending Banks is in proportion to the amount of the Loan such bank provides;

     2) The Member Banks and the Lending Banks shall be Chinese banks within the territory of China and/or foreign banks approved to conduct Renminbi businesses within the territory of China;

     3) All financial institutions participating in the syndicated loan are Member Banks of the syndicated loan; The Loan under this Agreement is RMB loan;

     4) In accordance with Chinese laws, the Lending Banks provide the Loan to the same Borrower pursuant to the same loan agreement, namely, this Agreement;

     5) The principle of volunteer negotiation and volunteer loan subscription is observed when Member Banks and the Lending Banks participate in the syndicated loan;

     6) All Member Banks and the Lending Banks have prudently examined materials for evaluating and examining the Borrower, Guarantors and other materials related to the Loan Arrangement provided by the Borrower through the Agency Bank; all Member Banks and the Lending Banks fully understand that pursuant to the provisions of Chinese laws, the Borrower is obliged to truthfully provide, through the Agency Bank, Member Banks and the Lending Banks with all necessary materials on the syndicated loan and answer their inquiries, and to make the decision to participate in the Loan Arrangement, all Member Banks and the Lending Banks have taken corresponding steps, procedures so as to fully understand materials and information related to the Loan Arrangement; the decision to participate in the Loan Arrangement under this Agreement is completely based upon the review conducted by the Member Banks and the Lending Banks themselves;

     7) The amount of the Loan under this Agreement is acknowledged and set out in Schedule One herein;

     8) The Joint Lead Managers, Joint Lead Underwriters, the Agency Bank and other Member Banks and the Lending Banks jointly execute this Agreement with the Borrower and Guarantors;

     9) This Agreement is a single loan contract executed upon full negotiation, duly authorized representatives of the Lending Banks shall execute this Agreement with the respective official seals stamped;

     10) The principal amount undertaken by each Lending Bank and the time to provide the amount shall be specified in this Agreement;

     11) The interest accrued on the Loan under this Agreement is determined in accordance with the lending rate and measures set by the PBOC on the basis of interest rate adjustment plan negotiated between the Borrower and the Lending Banks; and

     12)  The Loan under this Agreement is guaranteed by the following
          Guarantors: Guangdong Mobile Communication Company Limited, Zhejiang Mobile Communication Company Limited, Jiangsu Mobile Communication Company Limited, Fujian Mobile Communication Company Limited, Henan Mobile Communication Company Limited, and Hainan Mobile Communication Company Limited. In the event that the Borrower fails to repay the principal, pay the interest and other fees due on schedule, the Guarantors shall fulfill the obligation of payment or bear the responsibility pursuant to the provisions of this Agreement and the Letter of Guarantee.

10.2 Joint Lead Managers

     The responsibilities of the Joint Lead Managers are as follows:

     1) The Joint Lead Managers have accepted the formal written delegation by the Borrower to the Joint Lead Managers regarding the preparation and formation of the syndicate on September 21, 2000. The Joint Lead Managers, based on such written delegation, make invitations to their peers in the business with regard to organizing the bank syndicate;

     2) Delivering invitations to the peers with regard to organizing the bank syndicate, information memorandum, and other related materials the Joint Lead Managers deem necessary, specifying the deadline for feedback and collecting their respective feedback;

     3)   Retaining lawyers for the bank syndicate;

     4) Organizing and arranging the negotiation, preparation, and execution of this Agreement; and

     5)   Designating the Agency Bank.

10.3 Joint Lead Underwriters

     The responsibilities of the Joint Lead Underwriters are as follows:

     1) Being jointly responsible for underwriting the Loan under the Loan Arrangement herein. When Member Banks and/or the Lending Banks fail to provide the Loan pursuant to the provisions herein, the Joint Lead Underwriters bear the responsibility of making the Loan and providing the Loan to the Borrower pursuant to the provisions herein. The performance of Member Banks and/or the Lending Banks of this Agreement is not a precondition to borrowing the Loan to be provided by the Joint Lead Underwriters under this Agreement;

     2) The Joint Lead Underwriters assume joint and several liability for the Loan Arrangement under this Agreement on principle of equality; and

     3) In case that the Joint Lead Underwriters fail to fulfill their responsibilities under this Agreement, they shall assume the liability pursuant to relevant stipulations.

10.4 The Rights and Obligations of the Member Banks

     1) They have the right to know and inquire, through the Agency Bank, the Borrower's credit condition, its utilization of the syndicated loan, and its performance of this Agreement;

     2)   Proposing to hold a bank syndicate meeting prior to the first
          Drawdown;

     3) Providing Loan amounts undertaken in full on schedule in strict accordance with the stipulations herein; and

     4) Once the Member Banks provide the Loan to the Borrower pursuant to the stipulations herein, they shall be entitled to the rights of the Lending Banks, and shall assume the liabilities of the Lending Banks.

10.5 The Rights and Obligations of the Lending Banks

     1) They have the right to know and inquire, through the Agency Bank, the Borrower's credit condition, its utilization of the syndicated loan, and its performance of this Agreement;

     2) They have the right to require the Agency Bank to distribute the interest and principal in accordance with the proportion and time agreed upon;

     3) They have the right to point out and ask for the correction of the failure of the Agency Bank to perform its responsibilities and obligations or activities that impair the interest of other Lending Banks;

     4) They shall enjoy the interest and assume the risk according to their proportion of the Loan as well as the stipulations of this Agreement;

     5) Prior to the decision made at the bank syndicate meeting to call back the Loan to the Borrower ahead of schedule, they shall not call back their shares of the Loan ahead of schedule;

     6) Proposing to hold a bank syndicate meeting and exercise voting right in proportion to their loan share;

     7) Coordinating and assisting the Agency Bank in dealing with issues related to the Loan;

     8) The Lending Banks shall not, without discussions with the Joint Lead Managers and the Agency Bank, make any addition and deletion, change or adjustment in any form to any article herein; shall not enter into any other agreements or undertakings related to this Agreement but not covered by this Agreement, and such agreements or undertakings, if already reached or implemented is deemed invalid; and

     9)   The Lending Banks have conducted and will, through the Agency

          Bank, conduct investigation and evaluation on the Borrower's and/or Guarantors' financial condition, credit condition or any other conditions. The decision and judgment of the Lending Banks do not depend upon the presentation and introduction of the Joint Lead Managers and/or the Agency Bank, including but not limited to the following aspects:

          i. Examining and inquiring about, for their own interest, the accuracy and completeness of any information related to the Loan Arrangement pursuant to this Agreement (no matter whether or not such information has been delivered or will henceforth be delivered to such Borrower and/or Guarantors by the Joint Lead Managers and/or the Agency Bank) provided by the Borrower and/or Guarantors; or,

          ii. Evaluating and examining Borrower's and/or Guarantors' financial condition, credit condition or other conditions for their own interest.

10.6 Agency Bank

     1) To perform this Agreement, the Borrower shall, in the name of the borrower, open a RMB current account at the Agency Bank;

     2) Each Lending Bank agrees that the Agency Bank shall be their agent for the issues concerning this Agreement and entrust the Agency Bank to perform the rights, powers and authorities as well as all other reasonable associated rights, powers and authorities specially entrusted to the Agency Bank pursuant to the provisions herein;

     3)   In case that,

          i. All representations related to this Agreement made by the Borrower and/or Guarantors are true;

          ii. The Borrower has not violated or failed to fulfill its obligations under this Agreement; and

          iii. The Guarantors have not violated or failed to fulfill their obligations under this Agreement and/or the Letter of Guarantee;

          then the Agency Bank shall enjoy the following rights and/or powers:

          i. Relying on the certificates executed documents and information provided, by the Borrower and/or Guarantors or those representing the Borrower and/or Guarantors;

          ii. With the authorization of the Lending Banks, the Agency Bank may directly take legal actions or procedures against the default of the Borrower and Guarantors until the losses resulting from such Event of Default have been fully compensated for and the Event of Default has been corrected;

               In addition, the Agency Bank shall fulfill the following obligations:

          i. Immediately notifying each Lending Bank the content of any notice or document the Agency Bank receives from the Borrower or Guarantors; and

          ii. Acting in accordance with reasonable instructions from the Lending Banks;

     4)   The Agency Bank is not obliged to:

          i.   Inquire:

               a) Whether or not any representations, warranties, and covenants made by the Borrower in this Agreement are true;

               b) Whether or not any representations, warranties, and covenants made by the Guarantors in this Agreement and/or the Letter of Guarantee are true;

               c) The occurrence of any event that constitutes an Event of Default or Anticipatory Event of Default;

               d) The performance of the obligations under this Agreement by the Borrower; and

               e) The performance of the Letter of Guarantee by the Guarantors;

          ii. Disclosing any information concerning the Borrower and/or Guarantors to any other parties not specified in this Agreement; or

          iii. Assuming any other obligations beyond those specified in this Agreement;

     5) In accordance with relevant provisions herein, to protect the interest of all Lending Banks, and all expenses, including the lawyer fees, arising out of relevant legal actions or procedures taken by the Agency Bank shall be compensated by the Lending Banks, upon receiving a written notice from the Agency Bank, in proportion to their respective shares in the Loan pursuant to the requirement of the Agency Bank;

     6) The Agency Bank shall not bear any responsibility for the accuracy and/or completeness of the information related to this Agreement or any information on the legality, validity, effectiveness, propriety or enforceability of this Agreement provided by the Borrower and/or Guarantors;

     7) The Member Banks and Lending Banks agree that they do not advance any possible claim against any person of the Agency Bank with regard to items specified in item 4) of Article 10.6 herein;

     8)   The Responsibilities of the Agency Bank

     The Lending Banks grant authorization to the Agency Bank and the Agency Bank acknowledges and warrants fulfilling the following responsibilities:

     i. The Agency Bank shall responsible for the organization and implementation of this Agreement after its execution;

     ii. The Agency Bank shall strictly perform this Agreement and safeguard the interest of Lending Banks pursuant to the provisions herein, and shall not impair the lawful interest of other Lending Banks by taking advantage of the Agency Bank's status;

     iii. The Agency Bank is the loan manager after the execution of this Agreement; the Agency Bank designates a particular person to be in charge of the specific issues with regard to the syndicated loan, and is responsible for transferring to the Lending Banks relevant financial information and data provided by the Borrower;

     iv. The Agency Bank, strictly in accordance with relevant provisions herein, shall handle the allocation of all the principal of the Loan as well as the collection of the principal and interest;

     v. The Agency Bank will conduct registration of the total amount of the syndicated loan examined and approved by the Lending Banks and the respective loan shares provided by the Member Banks and register the collection of the principal and interest of the loan;

     vi. The Agency Bank will timely repay the interest paid and principal repaid by the Borrower to the Lending Banks in accordance with their corresponding share of the Loan;

     vii. In case that the Borrower fails to repay the syndicated loan in full on schedule, the Agency Bank shall, pursuant to the provisions herein, distribute the repaid amount among the Lending Banks in accordance with their corresponding share of the Loan. The default interest shall accrue on the overdue amount, and the Agency Bank, pursuant to relevant regulations of PBOC, will calculate and collect the default interest from the Borrower.

     viii. Upon the execution of this Agreement, the Agency Bank shall submit the counterpart of this Agreement to PBOC for file;

     ix. The Agency Bank is responsible to inform the Borrower its actions of default, and if no rectification is made, the Agency Bank is responsible to hold a bank syndicate meeting and impose penalties upon the Borrower; the penalty decision at the bank syndicate meeting will be sent to the Borrower and Guarantors in writing; the penalties include stopping the provision of the Loan, calling back the Loan ahead of schedule, and default interest, among others; when necessary, it can file law suits to relevant people's courts;

     x. In case that the authorization to the Agency Bank and the authority of the Agency Bank is inexplicit and unclear, the Agency Bank will take bona fide measures to safeguard the interest of the Lending Banks; and

     xi. Conduct other issues with regard to the syndicated loan that are entrusted by the Member Banks.

10.7 Bank Syndicate Meeting

     1) The bank syndicate meeting will be proposed by the Agency Bank and/or Joint Lead Managers, or by more than two Member Banks and/or Lending Banks. The decision of a bank syndicate meeting shall be in written form and shall be executed by the legal representatives or authorized agents of the Lending Banks;

     2) The following issues shall be discussed at the syndicate meeting and shall be approved by Member Banks that undertake more than two thirds of the loan share or Lending Banks that provide more than two thirds of the Loan, and the decisions will have the binding force upon all Member Banks and the Lending Banks:

          i. Declaring an Event of Default on the part of the Borrower and ascertaining its responsibility for default pursuant to the Agreement;

          ii.  Determining the Anticipatory Event of Default;

          iii. Deciding to stop the Loan;

          iv.  Deciding to cancel the undrawn Loan;

          v.   Deciding to call back the Loan ahead of schedule;

          vi. Deciding to file lawsuit or arbitration against the Borrower and Warrantors; and

          vii. Other material issues;

     3) The following issues shall be discussed at the syndicate meeting and shall be approved unanimously by all the Member Banks or Lending

          Banks:

          i.   Amending this Agreement;

          ii.  Increasing the Loan amount;

          iii. Advancing or postponing the Drawdown; and

          iv.  The change in Guarantors or method of guarantee;

     4) The Extension Application put forward by the Borrower shall be deemed accepted upon the consent from the Joint Lead Underwriters while other Lending Banks may or may not accept the Extension; in case that Lending Banks accept the Extension, they shall undertake their corresponding share of the balance of the Loan extended; in case that a Lending Bank does not accept the Extension, its relevant share of the balance of the Loan extended shall be automatically transferred to and undertaken by the Joint Lead Underwriters equally.

10.8 Fund Transfer among the Lending Banks and the Agency Bank


     1) The Lending Banks assume the obligation of providing the Loan in the sum specified in Schedule One herein;

     2) The fund transfer among the Lending Banks and the Agency Bank will be conducted through the Lending Banks (or their branches) and the clearing system of the PBOC at the place where the Agency Bank is located; transfer of fund by one party under this Agreement to the other party's account opened at PBOC of the aforesaid location is deemed the completion of payment;

     3) The Drawdown Notice shall only be delivered by post or courier instead of being delivered by other means such as fax and e-mail; in case that it is delivered by post, the time when the Agency Bank signs the receipt for the post is deemed as the time of receipt; in case it is delivered by courier, the time when the Agency Bank signs the receipt for it is deemed as the time of receipt; no matter what means of delivery is adopted, receipt by the Agency Bank of the Notice prior to the end of its business hour on a given day is deemed as having received on such day;

     4) The Agency Bank, upon receiving the Drawdown Notice from the Borrower, shall immediately notify each Lending Bank via fax followed by confirmation via telephone, and the time for such notice shall be no later than fifteen (15) o'clock(15:00) Beijing Time on the next day after the day when such Drawdown Notice is received;

     5) The Member Banks and/or Lending Banks, upon receiving the Borrower's Drawdown Notice from the Agency Bank, shall, within TWO (2) Bank Business Days, make a written acknowledgement

          (including by means of fax) to the Agency Bank with regard to: (1) The receipt of Drawdown Notice; and (2) Whether or not agree to remit its loan share to the Agency Bank at the time and in the amount as specified in the Drawdown Notice. In case that Member Banks and/or Lending Banks agree to remit the amount to the Agency Bank at the time and in the amount as specified in the Drawdown Notice, such confirmation letter then constitutes their obligation of payment; in case that Member Banks and/or Lending Banks do not agree to remit the amount to the Agency Bank at the time and in the amount as specified in the Drawdown Notice, they shall notify the Agency Bank the following issues: (1) reasons why they fail to act in accordance with the instructions from the Agency Bank; (2) Whether or not they would continue to participate in the Loan Arrangement as Lending Banks. In the case of (2), the Joint Lead Underwriters shall make respective arrangement on a timely basis so that the principal amount under the Loan Arrangement continues to be equal to that at the time when this Agreement is executed;

     6) In case that the Lending Banks fail to transfer the amount of Loan they have undertaken in full on schedule to the account designated by the Agency Bank pursuant to the provisions of the Drawdown Notice, the Agency Bank shall immediately notify the Joint Lead Underwriters, who shall take coordinated measures to raise corresponding amount of fund so as to ensure that the amount in full will be transferred to the account opened at the Agency Bank by the Borrower on the Drawdown Date; regarding any cost or loss resulting from the emergency measures taken by the Joint Lead Underwriters in an effort to raise fund under such a circumstance, the Joint Lead Underwriters shall, through the Agency Bank, deliver to the Lending Bank that has violated the Agreement a written notice detailing the loss and its amount, and such Lending Bank shall compensate, through the Agency Bank, to the Joint Lead Underwriters pursuant to such notice; in case under such a circumstance, the Joint Lead Underwriters fail to raise the necessary fund after making the best efforts, any loss, claim from the Borrower, as well as all the liabilities and consequences resulting therefrom shall be borne by such Lending Banks that fail to provide its share of the Loan in violation of the Agreement;

     7) The Lending Banks shall, in strict accordance with the Agreement and provisions of this Agreement, remit the loan amount in full on schedule to the account of the Agency Bank; the arrival time of fund shall not be later than ten (10) o'clock (10:00) Beijing Time on the morning of the Drawdown Date, and any later time shall be deemed as the next day; and

     8) In case that the amount paid by the Agency Bank to the Lending Banks exceeds the amount the Agency Bank received from the Borrower, the Agency Bank has the right to ask the Lending Banks to return any excess amount.

            ARTICLE ELEVEN     BORROWER'S REPRESENTATIONS AND WARRANTIES

11.1 The Borrower hereby represents and warrants to the Joint Lead Managers, Joint Lead Underwriters, the Agency Bank, Member Banks, and Lending Banks as follows:

     1) The Borrower is a wholly foreign-owned company of limited liability established under the laws of China with a qualification to conduct business in China, and has sufficient power, authority, and legal right to own its assets and operate its business;

     2) The Borrower has the right to borrow the Loan pursuant to the provisions herein, and has taken all necessary actions and/or other actions necessary to approve the execution and performance of this Agreement;

     3) This Agreement and other loan documents, upon execution thereof and with the official seals stamped, constitute an agreement with legal binding force upon the Borrower;

     4) The execution of the loan documents or the performance of any obligation under the loan documents or the exercise of any rights under the loan documents by the Borrower will not contradict or conflict with any laws, regulations, statues, judgments, decrees, authorizations, agreements, or obligations applicable to the Borrower; in the event of any contradictions, the Borrower has already obtained from the competent authorities of the Chinese government a valid waiver of legal binding force in China, which may be enforced by legal actions;

     5) The Borrower does not have any material liabilities or contingent liabilities that have not been disclosed to the Agency Bank and Lending Banks;

     6) No security interest of any kind has been imposed upon the assets or income of the Borrower that may have material adverse effect upon the borrowing of the Loan, the utilization and/or repayment of the Loan;

     7) When the Agreement goes into effect, there is no factual or pending lawsuit, arbitration of the arbitration tribunal, or any other potential material disputes against the Borrower that may constitute material adverse effect in any form upon the borrowing of the Loan, the utilization and/or repayment of the Loan by the Borrower;

     8) At present, the Borrower's latest financial statements are prepared in accordance with applicable Chinese laws and accounting standards. Such financial statements completely, truly and fairly reflect the financial status of the Borrower within corresponding fiscal period as well as its performance during the same period. There has been no material adverse change in the business or financial conditions of the Borrower following the end of such fiscal period;

     9) The Borrower, upon borrowing the Loan, will utilize the borrowed fund in strict accordance with the purpose of the Loan as provided in this Agreement and the laws of China; and

     10) All materials provided by the Borrower to the Joint Lead Managers and the Agency Bank are true, complete, and accurate in all material aspects.

11.2 The Borrower represents and warrants to the Agency Bank and Lending Banks that the above representations and warranties are all true and accurate in light of the existing fact and circumstance on each Drawdown Date.

                       ARTICLE TWELVE BORROWER'S COVENANTS

12.1 Affirmative Covenants

     The Borrower undertakes to the Agency Bank and Lending Banks that within the Effective Term of the Loan Agreement and prior to the settlement and repayment of the full amount under the Loan, unless the Agency Bank consents in writing otherwise, the Borrower will:

     1)   Remain a wholly owned subsidiary of China Mobile (Hong Kong) Limited.

     2)   Provide to the Agency Bank

          i. after the Agreement becomes effective, the counterpart of the latest annual financial statements (if any) which have been examined and acknowledged by the Board of Directors of the Borrower, and such statements shall be prepared in accordance with applicable Chinese laws and accounting standards;

          ii. within six months after the end of each fiscal year, the counterpart of the financial statements for the fiscal year which have been examined and acknowledged by the Board of Directors of the Borrower, and such statements shall be prepared in accordance with applicable Chinese laws and accounting standards; and

          iii. upon request from the Agency Bank, relevant information on the Borrower on a timely basis;

     3)   Immediately notify the Agency Bank the following issues:

          i.   The occurrence of any Event of Default;

          ii. Anticipatory Event of Default or any possible event that will impair the Lending Banks' interest under the Agreement;

          iii. Any lawsuit, arbitration, or claim in any form involving an aggregate amount of more than RMB fifty million or the equivalent amount in other currencies claimed by any creditor; and

          iv. Any other material issues, including but not limited to the change in equity interest structure (of the Borrower);

     4) Abide by the applicable laws, regulations, authorizations, or agreements and fulfill relevant obligations as well as pay due taxes on time during business operations;

     5) Provide the Agency Bank, on a timely basis, with the counterparts of any material agreement or other loan, guarantee or other financial arrangement agreements, executed after the Agreement comes into effect, that may have material adverse effect upon this Agreement;

     6) Ensure that, the Borrower's Loan under this Agreement, at any given time, shall be at least equal to the Borrower's all other secured debt in terms of order of repayment; and

     7)   Procure insurance and maintain the validity of various insurances.

12.2 Negative Covenants

     The Borrower undertakes to the Agency Bank and Lending Banks that within the Term and prior to the settlement and repayment of the full amount under the Loan, the Borrower shall take all proper measures to safeguard the interest of the Lending Banks and protect it from infringement of any forms. Unless the Agency Bank otherwise consents in writing, the Borrower will not:

     1) Ask for the withdrawal of any loan amount under this Agreement prior to the completion of the Overseas Financing of China Mobile (Hong
          Kong) Limited;

     2) Merge with any other company, or take any measure with the aim to dissolve, liquidate, or terminate business operation;

     3)   Reduce its registered capital;

     4) Sell, transfer, or dispose in any other ways any part of business or assets that may constitute material adverse effect upon its borrowing, utilization and/or repayment of the Loan;

     5) Incur any other debt or contingent liability that has priority over the Loan in terms of order of repayment; and

     6) Impose any material security interest upon its assets for benefit of any other creditors.

                   ARTICLE THIRTEEN LENDING BANKS' WARRANTIES

13.1 Each of the Lending Banks, upon receiving the Drawdown Notice delivered by the Agency Bank, will remit the amount they undertake under the Loan Arrangement specified in Schedule One to the account designated by the Agency Bank on schedule pursuant to the stipulations of the Form of Drawdown Notice set out in Schedule Three.

13.2 The obligations each Lending Bank assumes are separate and individual, and any Lending Bank's failure to fulfill its obligations under this Agreement shall not affect nor restrict the other Lending Banks' fulfillment of obligations under this Agreement, nor affect the Borrower's due obligations to other Lending Banks. The other Lending Banks shall not assume any liabilities for the actions of the Lending Bank that fails to fulfill its obligations under this Agreement. Notwithstanding such provisions on the Lending Banks' obligations, the Joint Lead Managers and Joint Lead Underwriters shall assume the joint and several liabilities in presiding over the arrangement to provide the full amount of Loan under this Agreement.

13.3 Since the Joint Lead Underwriters, under the Loan Arrangement herein, take the responsibility to underwrite the Loan on firm commitment basis, when any Lending Bank fails to provide its share of the Loan to the account designated by the Agency Bank pursuant to the instruction of the Agency Bank, the Joint Lead Underwriters shall, in lieu of such Lending Bank, provide Loan to the Borrower, and each Lending Bank undertakes to compensate the Agency Bank and/or Joint Lead Underwriters for any cost, loss, compensation, and other direct relevant expenses in any form resulting therefrom; such compensation shall be paid within FIFTEEN (15) days upon receiving the written Payment Notice to such Lending Bank delivered by the Agency Bank. In the event of any disputes with regard to such compensation, the payment shall be made by the Lending Bank before taking any other measures to deal with the disputes. The Lending Bank undertakes that it will not refuse to pay or delay to pay such compensation on the ground of existing disputes.

13.4 The documents and information concerning this Agreement provided by the Borrower to the Lending Banks shall be used for the sole purpose of making the Loan Arrangement under this Agreement unless otherwise required by laws and regulations or the context herein.

           ARTICLE FOURTEEN   EVENTS OF DEFAULT AND OTHER SIMILAR EVENTS

14.1 Events of Default

     Each of the following is an Event of Default:

     1) The Borrower fails to pay on schedule any amount that is due and payable under this Agreement or any other loan documents and in a manner pursuant to their provisions (excluding during the Extension);

     2) The Borrower or any Guarantor under this Agreement fails to duly and timely fulfill or abide by their respective obligations under such documents; and regarding the rectifiable Event of Default and Event of Default excluding the inability of payment, they, upon receiving the notice of a written request to rectify such default issued by the Agency Bank pursuant to the provision set out in Article 14.4 hereunder, fail to make rectification within TWENTY-EIGHT (28) Bank Business Days (or a longer period possibly approved at the bank syndicate meeting) pursuant to the provision of Article 14.4;

     3) Any representations, warranties and/or undertaking made in loan documents or in connection with loan documents by the Borrower or any Guarantor under this Agreement is deemed as being wrong or misleading in material aspect by the Agency Bank;

     4) The occurrence of any event having similar effect as any of the aforesaid event (details may vary) which relates to any other party (excluding Lending Banks) under the loan documents and have material adverse effect upon the financial condition of the Borrower;

14.2 Cross Event of Default

     1) Any debt and other amount become or are declared to be due and payable prior to the stated maturity date are not repaid on the maturity date and as a result, the Borrower's ability to repay the principal and pay the interest of the Loan is materially affected;

     2) The Borrower fails to repay any debt on the stated maturity date and fails to make rectifications within the corresponding grace period, and as a result, the Borrower's ability to repay the principal and pay the interest of the Loan is materially affected;

     3) Any other creditor obtains the ownership of the entire or any part of the Borrower's business or assets, or the arbitration award or judgment is enforced against any assets of the Borrower, and as a result, the Borrower's ability to repay the principal and pay the interest of the Loan is materially affected;

     4) The Borrower stops to pay due and payable sum to any other creditor, fails to repay any debt at maturity or seeks to reach any compromise or other arrangement with any other creditor, or is declared to be insolvent;

14.3 Anticipatory Event of Default (Determined at the Bank Syndicate Meeting)

     1) The Borrower or Guarantors terminate or probably will terminate the operation of their business or any material part of their business, or the Borrower disposes of its entire business or assets or any material part of its business or assets, and as a result, the Borrower's ability to repay the principal and to pay the interest of the Loan is materially affected;

     2) The financial condition of the Borrower or Guarantors experiences any material adverse change, or their ability to perform the this Agreement experiences any material adverse change;

     3) Material undertakings or substantial guarantee provided by the Borrower or any material security interest of any form set upon its business, assets, proceeds, and other aspects;

     4) Material undertakings or substantial guarantee provided by the Guarantors or any material security interest of any form set upon their business, assets, proceeds, and other aspects, and as a result, the Guarantors' fulfillment of the guarantee obligation is thereby materially and adversely affected (excluding the arrangement under this Agreement).

14.4 In the event of Event of Default, Cross Event of Default, and Anticipatory Event of Default on the part of the Borrower, or violation of the relevant stipulations of the negative covenants by the Borrower, the Agency Bank may, if the Borrower does not make rectifications within TWENTY-EIGHT (28) Bank Business Days upon receiving the notice of a written request to rectify such default from the Agency Bank, deliver to the Borrower a written notice declaring (a) the occurrence of the Event of Default and/or Anticipatory Event of Default, and (b) that the Loan becomes mature on the TWENTY-THIRD (23rd) Bank Business Day from Borrower's receipt of such maturity notice without the need to make a request, deliver a notice or conduct other legal procedure or other procedure of any kind.

                ARTICLE FIFTEEN   DEFAULT INTEREST AND COMPENSATION

15.1 Default interest accrues and is calculated and collected on overdue amount or diverted amount of the Loan, beginning from the date of becoming overdue or diversion, in accordance with the default interest rate set by PBOC, until the principal and interest is paid in full. In the event of a change in default interest rate, the interest is calculated in separate periods. Compound interest accrues and is calculated on a quarterly basis at the default interest rate on the default interest that is not paid. In the event of certain amount becoming overdue and being diverted, no cumulative default interest will be paid and the higher of (a) default interest accrued on the overdue amount and (b) default interest accrued on the diverted amount, will be paid by the Borrower.

     1) On the date of the execution of this Agreement, the default interest rate for overdue loan is 0.021 percent per day, and that for diverted loan is 0.05 percent per day. The method of default interest calculation is as follows:

          i. Default Interest for Overdue Loan = the Principal of the Overdue Loan x Daily Default Interest Rate for Overdue Loan x Actual Days Overdue;

               Interest on Unpaid Default Interest = Payable Default Interest on Overdue Loan x Daily Default Interest Rate for Overdue Loan x Actual Days Overdue.

          ii. Default Interest for Diverted Amount of the Loan = the Diverted Principal Amount of the Loan x Daily Default Interest Rate for Diverted Amount of the Loan x Actual Days Overdue;
               Interest on Unpaid Default Interest = Payable Default Interest on Diverted Amount of the Loan x Daily Default Interest Rate for Diverted Amount of the Loan x Actual Days Overdue.

          iii. The due and unpaid interest is classified into the principal on the Interest Payment Date.

     2) The aforesaid default interest rate for overdue loan and/or diverted loan as well as the default interest calculation methods are subject to adjustments from time to time in accordance with the regulations concerning the default interest rate and default interest calculation methods promulgated by PBOC from time to time.

15.2 The Borrower shall, through the Agency Bank, compensate the Agency Bank and Lending Banks the entire actual losses, liabilities, damages, costs and expenses resulting from any Event of Default on the part of the Borrower or the Borrower's failure to fulfill its obligations under the loan documents.

                            ARTICLE SIXTEEN     TRANSFER

16.1 This Agreement shall be binding upon the Borrower, and the Borrower shall not transfer any right and obligation under this Agreement without prior unanimous written consent from the Agency Bank and Lending Banks.

16.2 This Agreement shall be binding upon Lending Banks and their successors and transferees stipulated herein, and one Lending Bank may, at any time, transfer its entire or part of the rights and interest under this Agreement and other loan documents to another Lending Bank, and the Borrower shall be notified of such transfer on a timely basis upon the completion of the transfer; in case the Lending Bank needs to transfer its entire or part of the rights and interest under this Agreement and other loan documents to other banks or financial institutions other than the Lending Banks, it shall obtain a prior written consent from the Borrower (the Borrower shall not unreasonably withhold such consent), and such written consent shall be made within TEN (10) Bank Business Days from the receipt of Agency Bank's notice by the Borrower. In case that the Borrower accepts such transfer, all agreements, representations, warranties, and covenants made by the Borrower herein shall apply to the interest of transferees and Lending Banks.

16.3 The Lending Banks may disclose to the potential transferees or banks accepting the transferred loan non-public information concerning the Borrower that the Lending Banks deem it appropriate. However, prior to the disclosure of such information, the Lending Banks shall, through the Agency Bank, notify the Borrower in writing, and the Borrower shall, within FIVE
     (5) Bank Business Days from receiving the written notice, make a reply to the

     Agency Bank regarding whether or not it agrees. In case that the Borrower does not agree, it shall state the reasons; in case that the Borrower, within FIVE (5) Bank Business Days from receiving the written notice, does not make a reply, it shall be deemed to consent.

                            ARTICLE SEVENTEEN   NOTICES

17.1 Notices and requests pursuant to the stipulations herein shall be in writing and be sent to the following addresses or numbers:

     BORROWER:   CHINA MOBILE (SHENZHEN) LIMITED

                  Contact: Liu Li
                  Address: 10th Flr., Guotong Bldg., 9023 Binhedadao, Futian
                       District, Shenzhen
                  Zip: 518048
                  Tel: 0755-3888010
                  Fax: 0755-3888011
                  E-mail: liuli913@21cn.com


     JOINT LEAD MANAGERS/JOINT LEAD UNDERWRITERS:

                  CONSTRUCTION BANK OF CHINA
                  Contact: Liang Hongchen/Zhou Xiaoquan
                  Address: No. 25 Jinrong Street, Beijing
                  Zip:  100032
                  Tel: 010-6759 8754
                  Fax:010-6759 7333
                  E-mail: lianghongchen/zh/ccb@ccb.com.cn

                  BANK OF CHINA
                  Contact: Wang Tong/Liu Huijun
                  Address: No. 410 Fuchengmennei St., Beijing
                  Zip:  100818
                  Tel: 010-6601 4077
                  Fax:010-6601 4037
                  E-mail: wangtong@bank-of-china.com


     AGENCY BANK: CONSTRUCTION BANK OF CHINA, SHENZHEN BRANCH

                  Contact: Zhang Ling
                  Address: CCB Bldg., Financial Center, Honglingnan Rd.,
                       Shenzhen, Guangdong
                  Zip:
                  Tel:  0755-2488521
                  Fax: 0755-2488147
                  E-mail: sz_xdjyc/sz/ccb@ccb.com.cn

     GUARANTORS:  GUANGDONG MOBILE COMMUNICATION COMPANY LIMITED

                  Contact: Tan Biying
                  Address: Quanqiutong Hotel, No. 208 Yuexiunan Rd.,
                   Guangzhou
                  Zip: 510100
                  Tel:  020-8389 9909
                  Zip: 020-8389 9929
                  E-mail: tan_by@gmcc.net   mail to:tan_by@gmcc.net


                  ZHEJIANG MOBILE COMMUNICATION COMPANY LIMITED

                  Contact: Jin Han
                  Address: No. 406 Tiyuchang Rd., Hangzhou, Zhejiang
                  Zip: 310006
                  Tel:  0571-5166048
                  Zip: 0571-5107903
                  E-mail:     jinhan@zmzz.com.cn

                  JIANGSU MOBILE COMMUNICATION COMPANY LIMITED

                  Contact: Ji Xiaoming
                  Address: No. 51, Huju Rd., Nanjing, Jiangsu
                  Zip: 210029
                  Tel:  025-6668163
                  Zip: 025-6668162
                  E-mail: jmcccwb@public1.ptt.js.cn

                  FUJIAN MOBILE COMMUNICATION COMPANY LIMITED

                  Contact: Gao Yanghui
                  Address: No. 59 Wushan Rd., Gulou District, Fuzhou, Fujian
                  Zip: 350001
                  Tel:   0591-3376133
                  Fax: 0591-3376139
                  E-mail: luckgyh@21.cn.com

                  HENAN MOBILE COMMUNICATION COMPANY LIMITED

                  Contact: Zhang Yuzhong
                  Address: No. 115 Huanghe Rd., Zhengzhou, Henan
                  Zip: 450003
                  Tel:  0371-5956622
                  Zip: 0371-5968855
                  E-mail: zyz0129@371.net

                  HAINAN MOBILE COMMUNICATION COMPANY LIMITED

                  Contact: Lan Qingchun
                  Address: No. 22, Nanbao Rd., Haikou, Hainan
                  Zip: 570125
                  Tel:  0898-6763132
                  Zip: 0898-6715461
                  E-mail: lqc@qmcc.net

17.2 The date of receipt of the aforesaid written notice or request refers to:

     1) If sent by a courier, the date of delivery to the address is the date of receipt;

     2) If delivered by an established express mail service company, the SECOND (2nd) day after it is submitted to the express mail service company is the date of receipt; or

     3) If transmitted by telex or fax, either the date with the confirmation from the facsimile machine or the date of sending the fax is the date of receipt.

     The Guarantors may, for the purpose stated herein, through delivering a notice in writing to the Agency Bank, change their addresses and means of communication.

               ARTICLE EIGHTEEN  GOVERNING LAW AND JURISDICTION

18.1 This Agreement shall be governed by and interpreted in accordance with the law of the People's Republic of China.

18.2 Any lawsuit arising out of or relating to this Agreement shall be filed at the people's court where the Joint Lead Managers are located. The parties hereby agree that they will be irrevocably subject to the jurisdiction of such court.

                           ARTICLE NINETEEN     INSURANCE

19.1 The Borrower and Guarantors shall purchase insurances required by relevant laws or regulations, competent authorities of the industry, or compulsory insurances of the industry.

                        ARTICLE TWENTY  OTHER STIPULATIONS

20.1 Amendment and Waiver

     Amendment and waiver of any article under this Agreement as well as waivers to abandon the right to claim against the default under this Agreement shall be made in writing and be effective only upon the execution with the official seal stamped by the legal representatives or authorized signers of the Agency Bank, Lending Banks, and the Borrower.

20.2  Rights/Powers

      The failure to exercise or delay to exercise any right, power, decision power or any other right or power under this Agreement by the Agency Bank and Lending Banks shall not be deemed as the abandonment of such right, power or decision power; any separate or partial performance of such right, power, decision power or any other right or power shall not restrict the complete or further exercise of such right, power, decision power or any other right or power; the rights, powers, and remedial measures stipulated herein are cumulative, not excluding any other rights, powers, and remedial measures provided by law.

20.3  The Entire Agreement

      This Agreement and the loan documents mentioned herein constitute the entire rights and obligations of the Borrower, Joint Lead Managers, Joint Lead Underwriters, the Agency Bank, Member Banks, and Lending Banks, and shall supersede any intent or agreement in connection with this Loan Arrangement prior to the execution of this Agreement.

20.4  Copies

      The Agreement is prepared in EIGHTEEN (18) originals. Each of the Joint Lead Managers/Joint Lead Underwriters, Member Banks/Lending Banks, the Agency Bank, the Borrower and Guarantors shall keep one copy. Each original shall have the same validity. The originals of this Agreement shall be executed and stamped with the official seals by the formal authorized representatives of the parties to this Agreement.

20.5  Effectiveness

      This Agreement is executed on October 7, 2000, in Beijing. The Agreement becomes effective on the execution date.

IN WITNESS WHEREOF the duly authorized representatives of the Parties hereto have duly executed this Agreement.

BORROWER: CHINA MOBILE (SHENZHEN) LIMITED
(Official Seal)


Authorized Representative Signature:   /s/ Wang Xiaochu
                                     ---------------------


JOINT LEAD MANAGERS/JOINT LEAD UNDERWRITERS:
CONSTRUCTION BANK OF CHINA

(Official Seal)


Authorized Representative Signature:  /s/ Zhang Enzhao
                                    ----------------------


BANK OF CHINA
(Official Seal)


Authorized Representative Signature:  /s/ Sun Changji
                                    ----------------------

MEMBER BANKS/LENDING BANKS
CONSTRUCTION BANK OF CHINA

(Official Seal)


Authorized Representative Signature:  /s/ Zhang Enzhao
                                    ---------------------


BANK OF CHINA
(Official Seal)


Authorized Representative Signature:  /s/ Sun Changji
                                    ----------------------

STATE DEVELOPMENT BANK
(Official Seal)


Authorized Representative Signature:  /s/ Ji Qiaoling
                                    ----------------------


AGRICULTURE BANK OF CHINA
(Official Seal)


Authorized Representative Signature:  /s/ Yang Mingsheng
                                    ----------------------

INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SHENZHEN BRANCH
(Official Seal)


Authorized Representative Signature:  /s/ Li Lihui
                                    ----------------------


BANK OF COMMUNICATIONS
(Official Seal)


Authorized Representative Signature: /s/ Li Jun
                                    --------------------

HONG KONG & SHANGHAI BANKING CORPORATION LTD., SHENZHEN BRANCH
(Official Seal)


Authorized Representative Signature:  /s/ Rose Lee Wai Mun
                                    -------------------------


CHINA MERCHANTS BANK
(Official Seal)


Authorized Representative Signature:  /s/ Chen Xiaoxian
                                    ----------------------

AGENCY BANK

CONSTRUCTION BANK OF CHINA, SHENZHEN BRANCH
(Official Seal)


Authorized Representative Signature:  /s/ Li Weiping
                                    ---------------------

GUARANTOR SIGNATURE PAGE

The signature and stamp on this page are for the sole purpose of the formal execution of the Syndicated Loan Agreement (RMB 7,500,000,000) on October 7, 2000.

GUARANTOR: GUANGDONG MOBILE COMMUNICATION COMPANY LIMITED
(Official Seal)


Authorized Representative Signature:  /s/ Li Gang
                                    --------------------

GUARANTOR SIGNATURE PAGE

The signature and stamp on this page are for the sole purpose of the formal execution of the Syndicated Loan Agreement (RMB 7,500,000,000) on October 7, 2000.

GUARANTOR: ZHEJIANG MOBILE COMMUNICATION COMPANY LIMITED
(Official Seal)


Authorized Representative Signature:  /s/ Xu Long
                                    -------------------

GUARANTOR SIGNATURE PAGE

The signature and stamp on this page are for the sole purpose of the formal execution of the Syndicated Loan Agreement (RMB 7,500,000,000) on October 7, 2000.

GUARANTOR: JIANGSU MOBILE COMMUNICATION COMPANY LIMITED
(Official Seal)


Authorized Representative Signature:  /s/ He Ning
                                    -------------------

GUARANTOR SIGNATURE PAGE

The signature and stamp on this page are for the sole purpose of the formal execution of the Syndicated Loan Agreement (RMB 7,500,000,000) on October 7, 2000.

GUARANTOR: FUJIAN MOBILE COMMUNICATION COMPANY LIMITED
(Official Seal)


Authorized Representative Signature:  /s/ Lin Lixun
                                    --------------------

GUARANTOR SIGNATURE PAGE

The signature and stamp on this page are for the sole purpose of the formal execution of the Syndicated Loan Agreement (RMB 7,500,000,000) on October 7, 2000.

GUARANTOR: HENAN MOBILE COMMUNICATION COMPANY LIMITED
(Official Seal)


Authorized Representative Signature:   /s/ Lu Jie
                                     --------------------

GUARANTOR SIGNATURE PAGE

The signature and stamp on this page are for the sole purpose of the formal execution of the Syndicated Loan Agreement (RMB 7,500,000,000) on October 7, 2000.

GUARANTOR: HAINAN MOBILE COMMUNICATION COMPANY LIMITED
(Official Seal)


Authorized Representative Signature:  /s/ Wei Yiping
                                    ---------------------

         SCHEDULE ONE LENDING BANKS AND THE CREDIT AMOUNT UNDERTAKEN


             LENDING BANKS                      CREDIT AMOUNT (IN RMB 100
                                                         MILLIONS)


CONSTRUCTION BANK OF CHINA                                24.6

Contact: Liang Hongchen/Zhou Xiaoquan
Address: No. 25 Jinrong Street, Beijing
Zip: 100032
Tel:  010-6759 8754
Fax: 010-6759 7333
E-mail: lianghongchen/zh/ccb@ccb.com.cn



BANK OF CHINA

Contact: Wang Tong/Liu Huijun
Address: No. 410 Fuchengmennei St.,
Beijing
Zip: 100818                                               24.6
Tel:  010-6601 4077
Fax: 010-6601 4037
E-mail: wangtong@bank-of-china.com



STATE DEVELOPMENT BANK

Contact: Yuan Yinghua/Shen Caizhan
Address: No. 29 Fuchengmenwai St.,
Beijing
Zip: 100037                                               7.2
Tel:  010-68306958/68306964
Fax: 010-68306921
E-mail: ofish929@263.net



AGRICULTURE BANK OF CHINA

Contact: Jiang Haiyang
Address: Jinyu Building, No.100 North
Xisanhuan Road
   Haidian District, Beijing                              7.2
Zip: 100036
Tel:  010-6843 5588 ext. 1114
Fax: 010-6843 4303
E-mail:



INDUSTRIAL AND COMMERCIAL BANK OF CHINA,
SHENZHEN BRANCH

Contact: Zong Jianxin/Liu Yufeng/He Nan
Address: North Bldg., Financial Center,
      Shennandong Rd., Shenzhen                           7.2
Zip: 518015
Tel:  0755-2062755/2068104
Fax: 0755-2060244
E-mail: jxzong@zicn.com



BANK OF COMMUNICATIONS

Contact: Qian Yong/Huang Linjiang
Address: No. 18 Xianxia Rd., Shanghai
Zip: 200335                                               1.8
Tel:  021-62752243/62751234-2056
Fax: 021-62751363
E-mail: qiangyong2056@21cn.com



HONG KONG & SHANGHAI BANKING CORPORATION LTD.
SHENZHEN BRANCH

Contact: Yu Guoheng
Address: 1st Flr., Xindu Hotel, No. 1
      Chunfeng Rd., Shenzhen                              1.2
Zip: 518001
Tel:  0755 2338016

             LENDING BANKS                      CREDIT AMOUNT (IN RMB 100
                                                         MILLIONS)
Fax: 0755 2324045
E-mail:

CHINA MERCHANTS BANK

Contact: Zhu Ze
Address:    5th Flr., No. 2
     Shennanzhong Rd., Shenzhen
Zip: 518001                                               1.2
Tel:  0755-2090419
Fax: 0755-2096180
E-mail: 00934@oa.cmb.china.com

TOTAL                                                     75


Note: No particular sequence is adopted with regard to the name of the banks that undertake the same credit amount.

                         SCHEDULE TWO LIST OF GUARANTORS

Guangdong Mobile Communication Company Limited

      Contact: Tan Biying
      Address: Quanqiutong Hotel, No. 208 Yuexiunan Rd., Guangzhou
      Zip:     510100
      Tel:     020-8389 9909
      Zip:     020-8389 9929
      E-mail:  tan_by@gmcc.net

Zhejiang Mobile Communication Company Limited

      Contact: Jin Han
      Address: No. 406 Tiyuchang Rd., Hangzhou, Zhejiang
      Zip:     310006
      Tel:     0571-5166048
      Zip:     0571-5107903
      E-mail:  jinhan@zmcc.com.cn

Jiangsu Mobile Communication Company Limited

      Contact: Ji Xiaoming
      Address: No. 51, Huju Rd., Nanjing, Jiangsu
      Zip:     210029
      Tel:     025-6668163
      Zip:     025-6668162
      E-mail:  jmcccwb@public1.ptt.js.cn

Fujian Mobile Communication Company Limited

      Contact: Gao Yanghui
      Address: No. 59 Wushan Rd., Gulou District, Fuzhou, Fujian
      Zip:     350001
      Tel:     0591-3376133
      Zip:     0591-3376130
      E-mail:  luckgyh@21.cn.com

Henan Mobile Communication Company Limited

      Contact: Zhang Yuzhong
      Address: No. 115 Huanghe Rd., Zhengzhou, Henan
      Zip:     450003
      Tel:     0371-5956622
      Zip:     0371-5968855
      E-mail:  zyz0129@371.net

Hainan Mobile Communication Company Limited

      Contact: Lan Qingchun
      Address: No. 22, Nanbao Rd., Haikou, Hainan
      Zip:     570125

      Tel:     0898-6763132
      Zip:     0898-6715461
      E-mail:  lqc@qmcc.net

                     SCHEDULE THREE FORM OF DRAWDOWN NOTICE

To: Construction Bank of China, Shenzhen Branch

                         RE: SYNDICATED LOAN AGREEMENT ON
                           RENMINBI 7,500,000,000 LOAN

      In accordance with the stipulations under Article Three of the Syndicated Loan Agreement executed on the date of October 7, 2000, China Mobile (Shenzhen) Limited (the "Company") has satisfied all the conditions precedent to the withdrawal and is qualified to withdraw the advancement in any other aspect.

      The Company hereby irrevocably notifies you (the "Bank") that the Company plans to withdraw [in one lump sum] the Advancement of RMB [000,000,000] on the date of [ ],200[ ] in accordance with the Loan Arrangement and delivers this notice accordingly. The advancement of the withdrawal shall be paid in accordance with stipulations under Article Nine of the Agreement.

      The Company hereby acknowledge:

      (1) No Event of Default or Anticipatory Event of Default occurs on the part of the Borrower;

      (2) All the representations, warranties and Covenants made by the Borrower in the Agreement are true, correct and effective;

      (3) All relevant documents regarding conditions precedent to the drawdown under Article 3.2 submitted to the Agency Bank by the Borrower are still true, correct and effective.

      Terms used in this notice shall have the same meaning as defined in the Syndicated Loan Agreement.

                          China Mobile (Shenzhen) Limited
                          (Official Seal)


                          Authorized representative: ______________

                           [  ], [  ]

                   SCHEDULE FOUR FORM OF PREPAYMENT NOTICE

To: Construction Bank of China, Shenzhen Branch

                         RE: SYNDICATED LOAN AGREEMENT ON
                           RENMINBI 7,500,000,000 LOAN

      In accordance with the stipulations under Article Five of the Syndicated Loan Agreement executed on the date of October 7, 2000, we plan to repay the amount of the Loan prior to its maturity to you and hereby irrevocably deliver this Notice accordingly. The principal of the Prepayment shall be Renminbi [000,000,000]. Prepayment shall be made on the date of [ ], [ ]. Detailed arrangement of the prepayment shall be in accordance with Article 5.4 under the Syndicated Loan Agreement.

      We hereby acknowledge:

      (1) Representations, warranties and Covenants under Article Eleven and Twelve are still true and correct on the date of the delivery of the Notice herein; and

      (2) By the date of the delivery of this Notice, there has been no Event of Default or Anticipatory Event of Default that has not been cured or corrected.

      Terms used in this Notice shall have the some meaning as defined under the Syndicated Loan Agreement.

                          China Mobile (Shenzhen) Limited
                          (Official Seal)


                          Authorized representative: ______________

                           [  ], [  ]

               SCHEDULE FIVE FORM OF REPLY TO PREPAYMENT NOTICE

To: China Mobile (Shenzhen) Limited

                        RE: SYNDICATED LOAN AGREEMENT ON

                           RENMINBI 7,500,000,000 LOAN

      We have received and reviewed the Prepayment Notice you delivered on the date of [ ], 200[ ]. Terms of prepayment shall be in accordance with the stipulations under the Syndicated Loan Agreement executed on the date of [ ], of which:

      1.    Principal of prepayment shall be _________;

      2. As of the prepayment date ( )indicated in the Prepayment Notice, the due and payable interest on the principal amount of the prepayment shall be _____;

      You shall pay the prepayment principal and its due and payable interest, ____ in full, to our account as follows:

      Name of the Bank: [        ]
      Account Name: [           ]
      Account Number: [         ]

      Terms used in this Reply shall have the same meaning as defined under the Syndicated Loan Agreement.

                          Construction Bank of China, Shenzhen Branch
                          (Official Seal)


                          Authorized representative: _______

                          [  ],[  ]

                       SCHEDULE SIX FORM OF PAYMENT NOTICE

To: China Mobile (Shenzhen) Limited

                         RE: SYNDICATED LOAN AGREEMENT ON
                           RENMINBI 7,500,000,000 LOAN

      The Amount you borrowed on the date of October 7, 2000 in accordance with the Syndicated Loan Agreement will mature on the date of [ ], 200[ ]. In accordance with the provisions of Article 5 of the Syndicated Loan Agreement, please pay upon maturity of the Loan due principal and interest in full to the following accounts of the Bank:

      Name of Bank: [      ]
      Account Title: [       ]
      Account Number: [    ]

      Of which:

      1.  Principal payable: [    ]
      2.  Interest payable: [     ]

      Terms used in this Notice shall have the same meaning as defined under the Syndicated Loan Agreement.

                              Construction Bank of China, Shenzhen Branch
                                 (Official Seal)

                              Authorized representative: ______________

                              [  ],[  ]

                  SCHEDULE SEVEN FORM OF LETTER OF GUARANTEE

                                    GUARANTEE

To: Construction Bank of China, Bank of China and other Lending Banks indicated in Schedule One of the Syndicated Loan Agreement

      Re: Provision to the Lending Banks of irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement (RMB 7,500,000,000) (the "Loan Agreement") executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement (the "Lending Banks").

      [ ] Mobile Communication Company Limited (the "Guarantor") is a wholly foreign-owned limited liability company established and existing under the laws of the People's Republic of China ("China"), with its registered address of its headquarter at [ _____ ]. In accordance with Security Law of the People's Republic of China (the "Security Law") and other relevant laws and regulations, the Guarantor hereby provides the Lending Banks with a Guarantee in favor of the Lending Banks and undertakes to perform its obligations in accordance with stipulations under this Guarantee.

WHEREAS:

      China Mobile (Shenzhen) Limited (the "Borrower"), a wholly foreign-owned limited liability company established and existing under the laws of China, will execute the Loan Agreement on the same date of the execution of the Letter of Guarantee. The Loan Agreement Provides that the total amount of the principal of the loan (the "Loan") granted to the Borrower by the Lending Banks shall not exceed Renminbi seven billion five hundred million (RMB 7,500,000,000.00).

      The condition precedent to the Lending Banks' assumption of the obligation to disburse the Loan under the Loan Agreement is, including but not limited to, the receipt by the Agency Bank of the unconditional and irrevocable Guarantee in favor of the Lending Banks issued by the Guarantor, guaranteeing that the Borrower will pay all the payable sums from time to time to the Lending Banks through the Agency Bank on a timely basis in accordance with the Loan Agreement.

      Therefore, this Guarantor hereby agrees that the Guarantor and other Guarantors, including [ ] Mobile Communication Company Limited, [ ] Communication Company Limited, [ ] Mobile Communication Company Limited, [ ] Mobile Communication Company Limited and [ ] Mobile Communication Company Limited (the "Guarantors") shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the Loan Agreement, and that the Guarantor and the Borrower under the Syndicated Loan Agreement shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the agreement.

      Unless otherwise stipulated, terms used this Letter of Guarantee shall have the same meaning as defined in the Loan Agreement.

      The Guarantor hereby further agrees:

1. As the surety with joint liabilities and/or joint guarantee liabilities (similarly hereinafter), the Guarantor and other Guarantors indicated hereby absolutely and unconditionally guarantee to the Agency Bank and the Lending Banks that the Borrower shall make payments in full, promptly and on a timely basis when any part of and/or all the principal, interest, Default Interest, compensation, fees to satisfy creditor's claim and other amounts fall due whether pursuant to the provisions, as a result of accelerated repayment or otherwise in accordance with the stipulations under the Loan Agreement, and any and/or all of any other relevant documents and agreements; the Guarantor understands and acknowledges that in accordance with the Security Law, (1) the Lending Banks may request the Borrower to perform its liabilities or request the Guarantor to assume its guarantee liabilities within the limit of the Guarantee in the event that Borrower under the Guarantee with joint liabilities has not performed its liabilities before the deadline for performance of the liabilities; i.e., upon the Borrower's failure to pay the due and payable sum under the Loan Agreement and the occurrence of events and circumstances of default, the Agency Bank may first request payment from the Guarantors who assume joint liabilities for debts together with the Borrower and need not first request payment from the Borrower; (2) in the event that two or more than two Guarantors assume joint guarantee liabilities, the Lending Banks may request any one of them to assume the entire guarantee liabilities. All Guarantors shall assume the obligation to guarantee the satisfaction of the entire creditor's claim.

2. Upon occurrence of Event of Default in the payment of partial or entire guaranteed obligation on the part of the Borrower, or upon occurrence of Event of Default or Anticipatory Event of Default, the Guarantors, as surety assuming joint guarantee liabilities, shall immediately pay the entire amount of the due and payable guaranteed liabilities of the Borrower (whether as a result of acceleration or otherwise) to the Agency Bank in favor of the Lending Banks in accordance with instructions of the Agency Bank, stipulations under the Loan Agreement and in the manner required thereby. The Guarantors shall not advance any claim, set-off, counterclaim or defense to the Agency Bank or any Lending Bank regarding the partial or entire payment.

3. Upon occurrence of Event of Default or Anticipatory Event of Default hereof, if no corrections have been made within the correction period of twenty eight (28) working days stipulated under Article 14.4 of the Loan Agreement, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of any of the due and payable amount to the Guarantors, who, upon receipt of the above Notice of Claims, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims. Notwithstanding the foregoing, should the loan principal and/or interest under the Loan Agreement not be repaid and/or paid, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of such principal and/or interest to the Guarantors, who, upon receipt of the above Notice, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims.

4. The obligations of the Guarantors shall be absolute and unconditional and shall not be limited or affected by any circumstances, including (but not limited to) (1) the Borrower's failure to perform or comply with the Loan Agreement or any stipulations under any such documents or agreements; (2) transfer by the Borrower for the benefit of the Creditor (not limited to the Creditor's interest under this Guarantee), request to nominate a Recipient, Trustee or Liquidator for the Borrower or any of its assets, upon declaration of liquidation or filing of the request of liquidation on the part of the Borrower, or any other measures taken for the above purposes; (3) changes in the Borrower's name, scope of business, registered capital or organization documents; or (4) any other circumstances that may constitute a relief of obligations that shall be assumed by a guarantor or surety.

5. The Lending Banks may neglect or restrain the enforcement of the Guarantee, the Loan Agreement or of the payment under any other relevant guarantees, documents or agreements, however, such negligence or restraint shall not affect or mitigate the Guarantors' obligations under the Guarantee herein. Guarantors shall not request the Agency Bank to make enforcement of the Loan Agreement or any other guarantees as a prerequisite of the enforcement of the Guarantee herein. The Failure to enforce the Loan Agreement or any other guarantees shall not affect or mitigate the Guarantee herein or defend against the Guarantee herein for such reasons.

6. The Guarantors undertakes that they shall remain the wholly owned subsidiaries directly or indirectly owned by CMHK in China within the term of the Loan Agreement.

7. Debts, responsibilities or liabilities guaranteed by the Guarantee herein may at any moment be renewed, extended, amended, compromised, exempted or abandoned by the Agency Bank or Lending Banks upon request of the Borrower, and such conducts shall not impair or affect the Guarantors' liabilities under the Guarantee herein; and the guarantee liabilities of the Guarantors under the Guarantee herein shall also apply to the above renewal, extension, amendment or compromise by the Agency Bank and Lending Banks.

8. The Guarantee is a continuous guarantee, which covers any debts under the guaranteed liabilities. However, before the Agency Bank is vested the power to receive any debts under the guarantee liabilities, it shall have no obligation to exhaust its right of recourse against the Borrower, nor shall it have any obligation to exhaust its right of recourse the Agency Bank or certain Lending Banks may have against any Guarantor or any guarantee. This Guarantee shall be irrevocable and with full force before the full performance of the guaranteed obligations and the full payment of any indebted amount under the guarantee. The Guarantors shall waive the defense arising from any time limit that might affect the obligations hereunder or the enforcement hereof.

9. Prior to the full payment and/or repayment of the principal, interest and/or other amounts under the Loan Agreement, the Guarantor shall not have the right of subrogation obtained as a result of its performance of any of the guarantee liabilities hereunder. Notwithstanding the foregoing, in the event that the Guarantor receives any sums as a result of its entitlement to such right of subrogation while one of the guaranteed obligations has not been performed, the Guarantor shall agree to pay all such sums to the Agency Bank to offset the amount over due under stipulations of the Loan Agreement.

10. The Guarantors agree to pay all fees and charges related to the enforcement of this Guarantee.

11. The Guaranteed obligations hereunder shall be obligations guaranteed in the form of Renminbi and paid by the Guarantors in accordance with the Guarantee in Renminbi. In any circumstances, Renminbi shall be the currency used in the account and payment.

12.   Any Notice or Request delivered to the Guarantors shall be in writing, and
      (1) delivered by special messenger; (2) sent by reputable courier service, or (3) transmitted by telex or facsimile. The address of the Guarantor:
      Name of the Company: [ ], Address: [ ], Postal Code: [ ], Contact: [ ], Telephone Number: [ ], Fax: [ ], E-mail: [ ]. The date of Notice or Request referred to herein shall be (1) the day of the receipt thereof if by delivery by special messenger; (2) the next day following the delivery to the courier service company if delivered by a creditable courier service; or (3) the fourth day following the delivery to the postal service if delivered by post-paid registered mail; (4) the delivery date with confirmation of acceptance if delivered by telex or facsimile. For the purpose hereof, the Guarantor may change its address by a written notice to the Agency Bank.

13. This Guarantee shall be equally binding upon the Guarantor, its successor and the transferees and may be enforced by the Agency Bank, the Lending Banks, its successors and transferees. The Guarantor shall have no right to assign or to otherwise transfer the obligations hereunder. The Lending Bank may transfer part or all of its rights and interest hereunder to another Lending Bank at any time, in which case the Guarantor shall be promptly informed of such a transfer upon completion of the transfer; in the event that the Lending Bank needs to transfer its rights and interest hereunder to a bank or financial institution other than the Lending Banks, the Lending Bank shall obtain the consent of the Guarantors first (which consent shall not be unreasonably withheld). The Guarantors' Obligations hereunder shall not be Limited or affected in anyway by the above assignment or transfer. Any of the above assignment and transfer shall come into effect and be binding on the Guarantors upon the date of such assignment or transfer.

14.   The Guarantors hereby represent and warrant that:

      a) the Guarantors are established and validly existing under the Laws of

            China, with its registered address as above;

      b) the Guarantors have full legal rights, powers and authority to conduct their existing operations, possess their assets, assume this Guarantee and other obligations stipulated hereunder, execute and deliver this Guarantee and to perform and comply with the terms and conditions hereunder;

      c) the Guarantors have taken all appropriate and necessary corporate and legal actions to authorize the execution and delivery of this Guarantee and to perform and abide by the stipulations and terms hereunder;

      d) except for the relevant documents already obtained and submitted to the Agency Bank and the Lending Banks, the execution, delivery, effectiveness, performance, enforcement, the validity as evidence in legal proceedings of this Guarantee and the Guarantors' obligations hereunder do not require further consent from any other governmental departments or agency or any other shareholders or creditors, or notification thereto, or registration or filing therewith, or other actions to be taken;

      e) This Guarantee constitutes the legal and valid obligations binding on the Guarantors and can be enforced in accordance with its stipulations. The execution, delivery, performance of terms and conditions hereunder, the payment of all the due and payable amount in the currency stipulated hereunder on the date indicated herein do not (1) infringe or violate any stipulations of any applicable laws of China and other government regulations (with legal validity or not); (2) violate any government guidelines and policies (with no legal validity) applicable to the Guarantors; (3) conflict with the business license of the Guarantors; (4) conflict with any agreements, debentures, mortgages or other documents other than this Guarantee to which the Guarantor is a Party or the Guarantor or its assets is bound, and will not bring about consequences of violation of any of the stipulations thereof nor create any mortgage, lien, pledge, security interests or preferential arrangement; (5) constitute Event of Default under any agreement nor constitute Event of Default due to delivery of Notice or elapse of time or both;

      f) under any agreement to which the Guarantor is a Party or the Guarantor or its assets is bound, no Event of Default has occurred on the part of the Guarantor which affects the Guarantor's ability to pay the full amount payable hereunder;

      g) this Guarantee constitutes the Guarantors' direct, unconditional and comprehensive obligations. With respect to the priority order of the Guarantor's payment of other loans, liabilities, guarantee or obligations and all other aspect the Guarantors' obligations hereunder at least have and will have the priority equal to the guaranteed loans, liabilities or obligations and other guarantee;

      h) there are no material or possible debts that have potential adverse impact on the Guarantor's performance of its guarantee obligations hereunder which has not been disclosed to the Agency Bank or the Lending Banks by the Guarantor;

      i) there are no pending or threatening lawsuit, arbitration or other proceedings against the Guarantors with the tribunal of arbitration, the court, governmental agencies or administrative agencies which may affect the financial status or operation of the Guarantors, or impair the Guarantors' ability to pay all or part of the payable amount in accordance with this Guarantee, or affect the validity or enforcement of this Guarantee in anyway;

      j) the Guarantors undertake their business and operations in accordance with all applicable laws, rules and regulations of China.

15.   The Guarantors further warrant that:

      a) the Guarantors shall maintain their accounting system in accordance with the accounting principles stipulated under the laws of China;

      b) the Guarantors shall deliver an audited annual financial statement to the Agency Bank within 120 days after every fiscal year and deliver an unaudited semi-annual financial statement to the Agency Bank within 90 days after the first half of every fiscal year;

      c) after the execution of this Guarantee, the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements of the Guarantors in accordance with the accounting standards of China and deliver them to the Lending Banks through the Agency Bank. In the event that the parent company of the Guarantors, namely China Mobile (Hong Kong) Limited shall arrange and prepare audited semi-annual financial statements in accordance with laws of Hong Kong rules of Hong Kong Stock Exchange, the semi-annual consolidated financial statements of the Guarantors hereunder shall be audited financial statements; otherwise, the international accounting firm ranked among the top six international accounting firms shall prepare unaudited semi-annual consolidated financial statements of the Guarantors and provide the Agency Bank with a letter, indicating that the unaudited semi-annual consolidated financial statements of the Guarantors prepared by the firm (1) is in accordance with the accounting standards of China;
            (2) the preparation method is reasonable and correct. Such semi-annual consolidated financial statements shall at the same time be attached with a letter produced by the Guarantors indicating the truthfulness of the data presented in the financial statements. Expense incurred in the preparation of the financial statements shall be borne by the Guarantors and/or the Borrower;

      d) the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements for the six Guarantors hereunder and deliver them, through the Agency Bank, to the Lending Banks. The Guarantors and/or Borrower shall bear the relevant fees and charges;

      e) the Guarantors shall notify the Agency Bank immediately with regard to the following issues:

            i) lawsuit, arbitration or claims in any other forms regarding any creditor's claim with the total amount exceeding Renminbi three hundred million (RMB 300,000,000) or with the equivalent amount in other currencies;

            ii)   merger with other companies or business institutions;

            iii) sales, transfer or other means of disposal of assets or business of more than Renminbi one billion (RMB
                  1,000,000,000);

      f) the Guarantors shall abide by applicable laws, rules and regulation, authorities or agreements, perform relevant obligations and pay any due and payable tax;

      g) in the event that the aggregate balance of debt or contingent liabilities of the Guarantors is less than one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall notify the Agency Bank on a timely basis of their material or possible debts incurred, assumed or newly-established with the amount of a single item exceeding Renminbi one billion (RMB 1,000,000,000) or debt with equivalent value and immediately provide the Agency Bank with text of the agreement regarding the material debt or contingent liabilities; in the event that the aggregated balance of the debt or contingent liabilities of the Guarantors exceeds one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall not incur, assume or establish any additional debt or contingent liabilities without the Lending Banks' prior consent. To this end, the Guarantors shall notify the Agency Bank in writing of the event that the Guarantors may incur, assume or establish additional debts or contingent liabilities with attachment of a draft of the agreement regarding the relevant debts and contingent liabilities. The Agency Bank shall notify the Guarantors within ten (10) Bank Business Days after receipt of the above written Notice if the Agency Bank agrees upon the above debts or contingent liabilities. The Agency Bank's failure to notify the Guarantors within the above time limit shall be deemed as consent;

      h) the Guarantors will not take any action or procedure for the purpose of dissolution, liquidation or termination of the business without the Lending Banks' prior consent;

i) No other debt or contingent liabilities with higher rank of priority over the debts and contingent liabilities hereunder in respect of the order of payment will be created.

16. The validity, presumption and interpretation of this Guarantee and all the rights, obligations and liabilities arising out of this Guarantee shall be governed by and interpreted according to the laws of China. Any legal actions or proceedings taken against the Guarantors or any of their assets in connection with this Guarantee shall be submitted to the competent tribunal of economic adjudication of the people's court in Beijing.

17. In the event that any payment under this Guarantee is required to be made on a Non-Bank Business Day, such payment shall be postponed to the next Bank Business Day or any other date provided under the Loan Agreement.

18. The Term of the Guarantee herein shall begin from the date of the execution of the Syndicated Loan Agreement and end on the first anniversary of the expiry of the Term of the Loan stipulated under the Syndicated Loan Agreement; in the event that the loan is extended, the term of the Guarantee shall end on the first anniversary of the expiry of renewed term of the Loan.

      On this basis, the Guarantors have executed this Guarantee in favor of the Agency Bank and the Lending Banks, which shall come into effect upon execution of the Letter of Guarantee by the Guarantors and the stamp of their official seals.

GUARANTOR SIGNATURE PAGE             Re:  Provision to the Lending Banks of
                                     irrevocable  and  unconditional guarantee
                                     with  joint  liabilities regarding   the
                                     Syndicated    Loan Agreement   on  RMB
                                     7,500,000,000 Loan   executed   on  the
                                     date  of October  7,  2000   between
                                     China Mobile   (Shenzhen)   Limited   and
                                     Construction  Bank of  China,  Bank of
                                     China  and other  Lending  Banks listed  in
                                     Schedule   One  of  the Syndicated Loan
                                     Agreement.




GUARANTOR: [    ] MOBILE COMMUNICATION COMPANY LIMITED

(OFFICIAL SEAL)

AUTHORIZED REPRESENTATIVE: ________

NAME: _________

TITLE: _______

                   SCHEDULE EIGHT FORM OF EXTENSION APPLICATION

To: Construction Bank of China, Bank of China

                    REGARDING: SYNDICATED LOAN AGREEMENT ON
                           RENMINBI 7,500,000,000 LOAN

      In accordance with the stipulations under Article 5.5 of the Syndicated Loan Agreement executed on the date of October 7, 2000, we plan to apply for extension and hereby submit the Application accordingly.

      The amount of principal to be extended under this Extension Application shall be Renminbi [ ]. The extension term shall be [ ]. Interest on the extended principal amount shall be in accordance with the stipulations under Article 5.5 of the Syndicated Loan Agreement.

      We hereby confirm the following:

      (1) The representations and warranties under Article 11 and Covenants under Article 12 are still true and correct in light of the circumstances on the date of the application;

      (2) As of the date of the submission of this Application, there exists no Event of Default or Anticipatory Event of Default that has not been cured or corrected; and,

      (3) There have been no substantial adverse change within the period from the date of the execution of the Guarantee to the date of the submission of this Application with respect to the Guarantee qualification, guarantee ability and any other conditions of the Guarantors under the Syndicated Loan Agreement and the Guarantee, which remain to be in accordance with stipulations regarding the guarantee qualifications of guarantors under laws and regulations of China. The Company further understands that the Guarantors shall continue to maintain this lawful and healthy condition within the proposed Extension Period.

      Terms and Definitions under the Syndicated Loan Agreement shall also be applicable to this Application.

                       China Mobile (Shenzhen) Limited
                       (Official Seal)

                       Authorized representative: ______________


                       The Guarantors hereby acknowledge that the aforesaid conditions are true and hereby consent to the extension.

                       Official Seals of all Guarantors:

                       Legal representatives of all Guarantors:

                       [  ], 200[  ]

                      SCHEDULE NINE FORM OF EXTENSION REPLY

To: China Mobile (Shenzhen) Limited

                         RE: SYNDICATED LOAN AGREEMENT ON
                           RENMINBI 7,500,000,000 LOAN

      In accordance with the Syndicated Loan Extension Application you submitted by on the date of [ ], 200[ ] and acknowledged by all Guarantors, we hereby agree to the following Loan Extension Arrangement:

1. Amount of the Loan Extended: [ ], of which the respective share of the extended loan of the Lending Banks are as follows:

      Construction Bank of China [Amount]
      Bank of China  [Amount]
      [            ] [Amount]
      [            ] [Amount]
      [            ] [Amount]
      [            ] [Amount]
      [            ] [Amount]
      [            ] [Amount]

2.    Term of Extension: [ ], from [commencing date] to [maturity date]

3. Interest of the Loan Extended shall be [ %] pursuant to the provisions of Peoples' Bank of China and that of Article 5.5(6) of the Syndicated Loan Agreement;

4. Other terms of the Extension shall be in accordance with stipulations under the Syndicated Loan Agreement (RMB 7,500,000,000) between you and us executed on the date of October 7, 2000;

5. You shall pay [on the commencing date of the Extension] the loan interest as of the date hereof, with an aggregate amount of Renminbi [ ].

      Terms and Definitions under the Syndicated Loan Agreement shall also be applicable to this Reply.

                                Construction Bank of China
                                (Official Seal)

                                Authorized representative: _____________

                                Bank of China
                                (Official Seal)

                                Authorized representative: _____________

                                [ ], 200[ ]

                  SCHEDULE TEN FORM OF INTEREST PAYMENT NOTICE

To: China Mobile (Shenzhen) Limited

                         RE: SYNDICATED LOAN AGREEMENT ON
                           RENMINBI 7,500,000,000 LOAN

      In accordance with Article Six under the Syndicated Loan Agreement, you shall pay the Loan Interest of Renminbi [ ] on the date of [ ], 200[ ]. Please pay the due Loan Interest on the above date to the following account of the
Bank:

      Name of Bank: [        ]
      Account Name: [         ]
      Account Number: [      ]

      Terms used in this Notice shall have the same meaning as defined under the Syndicated Loan Agreement.

                        Construction Bank of China, Shenzhen Branch
                        (Official seal of)


                        Authorized representative: ________________

                        [   ],[   ]

                      SCHEDULE ELEVEN FORM OF LEGAL OPINION
                ISSUED BY LAWYERS OF THE BORROWER AND GUARANTORS

                                  LEGAL OPINION

TO:    CONSTRUCTION BANK OF CHINA
       BANK OF CHINA
       STATE DEVELOPMENT BANK
       AGRICULTURE BANK OF CHINA
       INDUSTRIAL AND COMMERCIAL BANK OF CHINA
       BANK OF COMMUNICATIONS
       HONG KONG & SHANGHAI BANKING CORPORATION LTD., SHENZHEN BRANCH CHINA MERCHANTS BANK
       (THE "LENDING BANKS")

To Whom It May Concern:

                      RE: ISSUES CONCERNING ARRANGEMENT OF
                   SYNDICATED LOAN OF RENMINBI 7,500,000,000
                               AND ARRANGEMENT OF
                   SYNDICATED LOAN OF RENMINBI 5,000,000,000

      We are lawyers with the Commerce & Finance Law Firm (the "Law Firm"), which has been licensed by Bureau of Justice of Beijing Municipality to practice within the territory of the People's Republic of China ("China"). The Law Firm is qualified to issue this Opinion.

      Entrusted by China Mobile (Shenzhen) Limited (the "Borrower") and Guangdong Mobile Communication Company Limited, Zhejiang Mobile Communication Company Limited, Jiangsu Mobile Communication Company Limited, Fujian Mobile Communication Company Limited, Henan Mobile Communication Company Limited and Hainan Mobile Communication Company Limited (the " Guarantors"), the Law Firm, being the legal council of the "Borrower" and the "Guarantors" in China, issues this Legal Opinion on relevant issues regarding the captioned Syndicated Loan Arrangement.

      The Lending Banks, the Borrower and the Guarantors have executed a Syndicated Loan Agreement on Renminbi 5,000,000,000 Loan and a Syndicated Loan Agreement on Renminbi 7,500,000,000 Loan on October 7, 2000, and the Guarantors executed Letters of Guarantee in favor of the Lending Banks.

      Unless otherwise indicated, terms used in this Opinion shall have the same meaning as defined under the Syndicated Loan Agreement.

      In order to issue this Opinion, we have reviewed all the originals or copies of the documents relevant to the Borrower and the Lending Banks (see legal documents and other documents that we deem as necessary for the issuance of this Opinion in Schedule One attached to this Opinion). The originals or copies of these documents have been provided by the Borrower and the Lending Banks.

      The Statement, analysis and conclusion hereunder are made on the following basis:

      1. State and local laws and regulations and government policies of China;

      2.    Our practice and experience in similar projects;

      3. The originals, photocopies or facsimiles of the above legal documents regarding the captioned issues.

      When reviewing the originals, photocopies or facsimiles of the above documents, we assume the following:

      1. All the handwriting, seals and stamps on the original copies are genuine and valid, and all the documents provided to us as photocopies are the same as the originals;

      2. All the presentations of the facts in the documents are true and complete in all respects;

      On the basis of the above statement and assumptions, the Law Firm arrives at the following legal opinions:

1. The Borrower and the Guarantors are limited liability companies established and validly existing under the laws of China and are qualified to operate in the territory of China. The Articles of Association of each of the Borrower and the Guarantors are in accordance with relevant stipulations under the laws of China and are legal and valid;

2. The registered capital of the Borrower and the Guarantors have been fully paid up by their investors;

3. The Borrower and the Guarantors are vested sufficient power, authority and legal rights, and have obtained the consent, approval, authorization order and registration from all the governmental agencies to own their present assets and to operate the business which they are operating at present;

4. The Borrower and the Guarantors have obtained all the legal and valid certificates and licenses relevant to their business operations, including but not limited to the certificate of approval, business license, tax registration certificate and foreign exchange registration license;

5. Both the Borrower and the Guarantors have taken all necessary legal person's and/or other actions, including necessary approvals by their boards of directors and general meetings of shareholders, to (1) execute and deliver loan documents, (2) perform their obligations under the loan documents;

6. Purpose of the loan under the Loan Agreement have been approved by all relevant governmental agencies and have obtained consent from China Mobile

      Communications Corporation ("CMCC"), China Mobile (Hong Kong) Limited, China Mobile BVI and the Borrower, including necessary approvals by the boards of directors and general meetings of shareholders. Purpose of the loan under the Loan Agreement is legal and valid;

7. The Acquisition Transaction has obtained appropriate approval from relevant governmental agencies and have obtained consent from CMCC, China Mobile (Hong Kong) Limited and China Mobile BVI, including necessary approvals by the boards of directors and general meetings of shareholders;

8. The Loan Agreement shall be binding on the Borrower and the Guarantors upon signing with official seals affixed and may be enforced upon the Borrower and the Guarantors in accordance with its stipulations;

9. The Borrower and the Guarantors' execution and delivery of the Loan Agreement and/or Letter of Guarantee and other loan documents, and the performance of their obligations under the Loan Agreement and/or Letter of Guarantee and other loan documents do not (1) violate or infringe any stipulation under applicable state and local laws and regulations of China; (2) violate or infringe applicable policies of the Chinese government; (3) conflict with their business licenses in the case of the Guarantors; (4) conflict with any agreement, contract or other document to which the Borrower and the Guarantors are one Party or they or their assets are bound, and will not bring about consequences of the violation of any of their stipulations or any mortgage, lien, pledge, security interests or preferential arrangements created thereunder; (5) constitute Event of Default under any agreement or constitute Event of Default due to delivery of Notice or lapse of time or both;

10. The Borrower and the Guarantors' execution and delivery of the Loan Agreement and/or Letter of Guarantee and other loan documents, and the performance of their obligations under these loan documents do not require any other consent, approval, license or authority from governmental agencies, or consent or approval from any other third party (including their investors);

11. In accordance with Interim Provisions Regarding Syndicated Loan promulgated by People's Bank of China, after the execution of the Syndicated Loan Agreement, the Agency Bank shall deliver a copy of the Syndicated Loan Agreement to PBOC for file. Other than this, loan documents are not required to be delivered to any governmental agency, court or other agency for registration or the record with a purpose to make the Loan Agreement valid and enforceable;

12. No security interest in any form that may exert a substantial adverse effect on the borrowing, utilization and/or repayment of the Loan has been created on any asset and/or income of the Borrower;

13. The Guarantors are vested the power to provide guarantee to the Lending Banks. The Guarantors' obligations, under the Guarantee, constitute their direct, unconditional, several and joint obligations to the Lending Banks and shall at least have the same priority as any of the Guarantors' existing and future secured debt and other contingent debts;

14. The Borrower and the Guarantors have all established and implemented an accounting system in accordance with stipulations under all applicable laws and regulations and the Generally Accepted Accounting Principle of China and have been maintaining the continuity of such an accounting system; all the assets, rights and interests of the Borrower and the Guarantors or their business operations have been recorded completely on a timely basis in their respective financial statements; taxes regarding the Borrower's and the Guarantors' ownership of their assets and business operations have been declared and fully paid completely and on a timely basis;

15. Except for stamp tax, the Borrower and the Guarantors have no withholding tax, income tax, corporate tax or other taxes or expenses Levied on any payment under the Loan Agreement or the execution, delivery, performance or enforcement of the Loan Agreement or any other proposed documents; in accordance with stipulations under the existing Interim Regulations of the People's Republic of China on Stamp Tax, the Borrower, being one Party to the Agreement, and all the Lending Banks being the other Party to the Agreement shall pay a stamp tax at the rate of 0.005 percent to the tax authorities of China on the amount indicated under the Loan Agreement regarding the execution and performance of the Loan Agreement. Such stamp tax shall be paid immediately after the execution of the Loan Agreement with the official seals affixed to the Agreement;

16. Although the State Administration for Industry and Commerce has promulgated Interim Provisions Concerning the Proportion between Registered Capital and Total Investment of Chinese-foreign Equity Joint Ventures and the supplementary provisions thereunder, all of which are equally applicable to the Borrower, according to the State Council's reply Regarding the Acquisition Transactions, if the Loan Arrangement by the Borrower under the Loan Agreement does not violate stipulations under the relevant existing and valid laws of China, the loan arrangement made according to the Loan Agreement shall be legal, valid and enforceable;

17. Unless otherwise stipulated under the Loan Agreement, consent, approval, authorization, order, registration and terms required by the laws of China in relation to the Loan Arrangement covered in the Loan Agreement have all been made or obtained in writing;

18. Under any agreement to which the Borrower is a Party and the Guarantors the other, or to which the Borrower and/or the Guarantors or their assets are bound, the Borrower and/or the Guarantors have not committed any Event of Default that would impair their ability of performing the obligations under the Loan Agreement;

19. As of the date hereof, there has been no pending lawsuit, arbitration by arbitration tribunal or other potential material dispute against the Borrower and/or the Guarantors that may constitute substantial adverse effect upon the borrowing, utilization and/or repayment of the Loan by the Borrower, or upon the financial condition or operation of the Guarantors, or upon the Guarantors' performance of the guarantee obligations under the Letter of Guarantee; nor any pending legal or governmental proceedings against the validity and legality of the Loan or any threat that would trigger such procedures;

20. The Borrower and the Guarantors shall enjoy no sovereign immunity in the course of the execution, delivery, performance of the loan documents such as the Loan Agreement and/or the Letter of Guarantee, and shall not demand such rights within the terms of such loan documents such as the Loan Agreement and the Letter of Guarantee;

21. The Opinion shall be of same validity upon its execution and the date of the withdrawal by the Borrower.

      The Opinion herein is issued solely for the purpose of the captioned Syndicated Loan Arrangement for the benefit of the Lending Banks. The Opinion can be disclosed to the Lending Banks and the lawyers thereof and may be relied upon by the Lending Banks and lawyers thereof for the above purpose only. The Opinion shall not be disclosed to any other person or be used for other purposes without prior consent of the Law Firm.

                                        COMMERCE & FINANCE LAW FIRM

                                        [ ], 2000

SCHEDULE ONE  CHECKLIST OF DOCUMENTS

I.    CHINA MOBILE (SHENZHEN) LIMITED

      1     Business license;

      2     Legal person code certificate;

      3     Certificate of approval for wholly foreign-owned enterprises;

      4     Capital Verification Certificate for Capital Contribution;

      5     Loan Certificate;

      6     Tax Registration Certificate (Local and State Taxes);

      7     Foreign Exchange Registration Certificate;

      8     Board Resolution regarding the Syndicated Loan;

      9     Articles of Association;

      10    List of Directors of the Board.

II. CHINA MOBILE (HONG KONG) LIMITED

      1.    Certificate of Incorporation;

      2.    Articles of Association;

      3. Confirmation Letter with legitimate authorization by China Mobile (Hong Kong) Limited in accordance with stipulations under the laws of the place of incorporation and corporate documents of the company, issued by the Chairman of the Board of Directors of the company to the effect that Borrower's financing arrangement in accordance with the terms and conditions under of the Syndicated Loan Agreement and the Guarantors' guarantee arrangement in the accordance with the Form of Letter of Guarantee under Schedule Seven of the Loan Agreement;

      4. Other relevant documents, particularly the Legal Opinion issued by the Chinese lawyers retained by the Borrower and the Guarantors confirming the State Council's reply concerning Acquisition Transactions (including the reply concerning this Loan Arrangement) and the reply by China Securities Regulatory Commission;

III.  THE GUARANTORS

      1.    Business license;

      2.    Legal person code certificate

      3.    Certificate of approval for wholly foreign-owned enterprises;

      4.    Capital Verification Certificate for Capital Contribution;

      5.    Tax Registration Certificate (Local and State Taxes);

      6.    Foreign Exchange Registration Certificate;

      7.    Board resolution regarding its consent to guarantee the Syndicated
            Loan;

      8. Letter of Authorization by the Board of Directors to authorize [signer] to execute the Syndicated Loan Agreement, the Letter of Guarantee and other loan documents on behalf of the company;

      9.    Articles of Association;

      10.   List of Directors of the Board;

      11.   Material debts and contingent liabilities;

IV.   CHINA MOBILE BVI

      1. Resolution by the General Meeting of Shareholders or the Board of Directors regarding approval of the sale of the interests of the mobile communications companies in the seven provinces, municipalities and autonomous region.

                      SCHEDULE TWELVE FORM OF LEGAL OPINION

                      ISSUED BY LAWYER OF THE LENDING BANKS

                                  LEGAL OPINION

TO:    CONSTRUCTION BANK OF CHINA
       BANK OF CHINA
       STATE DEVELOPMENT BANK
       AGRICULTURE BANK OF CHINA
       INDUSTRIAL AND COMMERCIAL BANK OF CHINA
       BANK OF COMMUNICATIONS
       HONG KONG & SHANGHAI BANKING CORPORATION LTD., SHENZHEN BRANCH CHINA MERCHANTS BANK
       (THE "LENDING BANKS")

To Whom It May Concern:

                      RE: ISSUES CONCERNING ARRANGEMENT OF
              SYNDICATED LOAN AGREEMENT OF RENMINBI 7,500,000,000
                               AND ARRANGEMENT OF
                   SYNDICATED LOAN OF RENMINBI 5,000,000,000

      We are lawyers with the Jingtian & Gongcheng Law Firm (the "Law Firm"), which has been licensed by Bureau of Justice of Beijing Municipality to practice within the territory of the People's Republic of China ("China"). The Law Firm is qualified to issue this Opinion.

      Entrusted by Lending Banks, the Law Firm issued the Legal Opinion herein regarding relevant issues on the captioned Syndicated Loan Arrangement, with China Mobile (Shenzhen) Limited (the "Borrower") as the Borrower and Guangdong Mobile Communication Company Limited, Zhejiang Mobile Communication Company Limited, Jiangsu Mobile Communication Company Limited, Fujian Mobile Communication Company Limited, Henan Mobile Communication Company Limited and Hainan Mobile Communication Company Limited (the "Guarantors") as the Guarantors.

      On October 7, 2000, the Lending Banks, the Borrower and the Guarantors executed a Syndicated Loan Agreement on Renminbi 5,000,000,000 Loan and a Syndicated Loan Agreement on Renminbi 7,500,000,000 Loan and the guarantors executed Letters of Guarantee in favor of the Lending Banks under the Syndicated Loan.

      Unless otherwise indicated, terms used in this Opinion shall have the same meaning as defined under the Syndicated Loan Agreement.

      In order to issue this Opinion, we have reviewed all the originals or copies of the documents relevant to the Borrower and the Lending Banks (see legal documents and other documents that we deem as necessary for the issuance of this Opinion in Schedule One attached to this Opinion). The originals or copies of these documents have been provided by the Borrower and the Lending Banks.

      The Statement, analysis and conclusion hereunder are made on the following basis:

1.    State and local laws and regulations and government policies of China;

2.    Our practice and experience in similar projects;

3. The originals, photocopies or facsimiles of the above legal documents regarding the captioned issues.

      When reviewing the originals, photocopies or facsimiles of the above documents, we assume the following:

1. All the handwriting, seals and stamps on the original copies are genuine and valid, and all the documents provided to us as photocopies are the same as the originals;

2. All the presentations of the facts in the documents are true and complete in all respects;

      On the basis of the above statement and assumptions, the Law Firm arrives at the following legal opinions:

1. The Borrower and the Guarantors are limited liability companies established and validly existing under the laws of China and are qualified to operate in the territory of China. The Articles of Association of each of the Borrower and the Guarantors are in accordance with relevant stipulations under the laws of China and are legal and valid;

2. The registered capital of the Borrower and the Guarantors have been fully paid up by their investors;

3. The Borrower and the Guarantors are vested sufficient power, authority and legal rights, and have obtained the consent, approval, authorization order and registration from all the governmental agencies to own their present assets and to operate the business which they are operating at present;

4. The Borrower and the Guarantors have obtained all the legal and valid certificates and licenses relevant to their business operations, including but not limited to the certificate of approval, business license, tax registration certificate and foreign exchange registration license;

5. Both the Borrower and the Guarantors have taken all necessary legal person's and/or other actions, including necessary approvals by their boards of directors and general meetings of shareholders, to (1) execute and deliver loan documents, (2) perform their obligations under the loan documents;

6. Purpose of the loan under the Loan Agreement have been approved by all relevant governmental agencies and have obtained consent from China Mobile

      Communications Corporation ("CMCC"), China Mobile (Hong Kong) Limited, China Mobile BVI and the Borrower, including necessary approvals by the boards of directors and general meetings of shareholders. Purpose of the loan under the Loan Agreement is legal and valid;

7. The Acquisition Transaction has obtained appropriate approval from relevant governmental agencies and have obtained consent from CMCC, China Mobile (Hong Kong) Limited and China Mobile BVI, including necessary approvals by the boards of directors and general meetings of shareholders;

8. The Loan Agreement shall be binding on the Borrower and the Guarantors upon signing with official seals affixed and may be enforced upon the Borrower and the Guarantors in accordance with its stipulations;

9. The Borrower and the Guarantors' execution and delivery of the Loan Agreement and/or Letter of Guarantee and other loan documents, and the performance of their obligations under the Loan Agreement and/or Letter of Guarantee and other loan documents do not (1) violate or infringe any stipulation under applicable state and local laws and regulations of China; (2) violate or infringe applicable policies of the Chinese government; (3) conflict with their business licenses in the case of the Guarantors; (4) conflict with any agreement, contract or other document to which the Borrower and the Guarantors are one Party or they or their assets are bound, and will not bring about consequences of the violation of any of their stipulations or any mortgage, lien, pledge, security interests or preferential arrangements created thereunder; (5) constitute Event of Default under any agreement or constitute Event of Default due to delivery of Notice or lapse of time or both;

10. The Borrower and the Guarantors' execution and delivery of the Loan Agreement and/or Letter of Guarantee and other loan documents, and the performance of their obligations under these loan documents do not require any other consent, approval, license or authority from governmental agencies, or consent or approval from any other third party (including their investors);

11. In accordance with Interim Provisions Regarding Syndicated Loan promulgated by People's Bank of China, after the execution of the Syndicated Loan Agreement, the Agency Bank shall deliver a copy of the Syndicated Loan Agreement to PBOC for file, and the filing has been completed. Other than this, loan documents are not required to be delivered to any governmental agency, court or other agency for registration or the record with a purpose to make the Loan Agreement valid and enforceable;

12. No security interest in any form that may exert a substantial adverse effect on the borrowing, utilization and/or repayment of the Loan has been created on any asset and/or income of the Borrower;

13. The Guarantors are vested the power to provide guarantee to the Lending Banks. The Guarantors' obligations, under the Guarantee, constitute their direct, unconditional, several and joint obligations to the Lending Banks and shall at least have the same priority as any of the Guarantors' existing and future secured debt and other contingent debts;

14. The Borrower and the Guarantors have all established and implemented an accounting system in accordance with stipulations under all applicable laws and regulations and the Generally Accepted Accounting Principle of China and have been maintaining the continuity of such an accounting system; all the assets, rights and interests of the Borrower and the Guarantors or their business operations have been recorded completely on a timely basis in their respective financial statements; taxes regarding the Borrower's and the Guarantors' ownership of their assets and business operations have been declared and fully paid completely and on a timely basis;

15. Except for stamp tax, the Borrower and the Guarantors have no withholding tax, income tax, corporate tax or other taxes or expenses Levied on any payment under the Loan Agreement or the execution, delivery, performance or enforcement of the Loan Agreement or any other proposed documents; in accordance with stipulations under the existing Interim Regulations of the People's Republic of China on Stamp Tax, the Borrower, being one Party to the Agreement, and all the Lending Banks being the other Party to the Agreement shall pay a stamp tax at the rate of 0.005 percent to the tax authorities of China on the amount indicated under the Loan Agreement regarding the execution and performance of the Loan Agreement. Such stamp tax shall be paid immediately after the execution of the Loan Agreement with the official seals affixed to the Agreement;

16. Although the State Administration for Industry and Commerce has promulgated Interim Provisions Concerning the Proportion between Registered Capital and Total Investment of Chinese-foreign Equity Joint Ventures and the supplementary provisions thereunder, all of which are equally applicable to the Borrower, according to the State Council's reply Regarding the Acquisition Transactions, if the Loan Arrangement by the Borrower under the Loan Agreement does not violate stipulations under the relevant existing and valid laws of China, the loan arrangement made according to the Loan Agreement shall be legal, valid and enforceable;

17. Unless otherwise stipulated under the Loan Agreement, consent, approval, authorization, order, registration and terms required by the laws of China in relation to the Loan Arrangement covered in the Loan Agreement have all been made or obtained in writing;

18. Under any agreement to which the Borrower is a Party and the Guarantors the other, or to which the Borrower and/or the Guarantors or their assets are bound, the Borrower and/or the Guarantors have not committed any Event of Default that would impair their ability of performing the obligations under the Loan Agreement;

19. As of the date hereof, there has been no pending lawsuit, arbitration by arbitration tribunal or other potential material dispute against the Borrower and/or the Guarantors that may constitute substantial adverse effect upon the borrowing, utilization and/or repayment of the Loan by the Borrower, or upon the financial condition or operation of the Guarantors, or upon the Guarantors' performance of the guarantee obligations under the Letter of Guarantee; nor any pending legal or governmental proceedings against the validity and legality of the Loan or any threat that would trigger such procedures;

20. The Borrower and the Guarantors shall enjoy no sovereign immunity in the course of the execution, delivery, performance of the loan documents such as the Loan Agreement and/or the Letter of Guarantee, and shall not demand such rights within the terms of such loan documents such as the Loan Agreement and the Letter of Guarantee;

      This Opinion is issued solely for the purpose of the captioned Syndicated Loan Arrangement for the benefit of the Lending Banks. The Opinion issued by the Law Firm herein is based on the Legal Opinion issued on [ ], 2000 by Commerce & Finance Law Firm, which is the Chinese legal council of the Borrower and the Guarantors. The Opinion may be relied upon by the Lending Banks for the above purpose only. This Opinion shall not be disclosed to any other person or be used for other purposes without the prior consent of the Law Firm.

                                JINGTIAN & GONGCHENG LAW FIRM

                                [ ], 2000

ANNEX A:  CHECKLIST OF DOCUMENTS

I.    CHINA MOBILE (SHENZHEN) LIMITED

      1.    Business license;

      2.    Legal person code certificate;

      3.    Certificate of approval for wholly foreign-owned enterprises;

      4.    Capital Verification Certificate for Capital Contribution;

      5.    Loan Certificate;

      6.    Tax Registration Certificate (Local and State Taxes);

      7.    Foreign Exchange Registration Certificate;

      8.    Board Resolution regarding the Syndicated Loan;

      9.    Articles of Association;

      10.   List of Directors of the Board.

II.   CHINA MOBILE (HONG KONG) LIMITED

      1.    Certificate of Incorporation;

      2.    Articles of Association;

      3. Confirmation Letter with legitimate authorization by China Mobile (Hong Kong) Limited in accordance with stipulations under the laws of the place of incorporation and corporate documents of the company, issued by the Chairman of the Board of Directors of the company on behalf of China Mobile (Hong Kong) Limited to the effect that Borrower's financing arrangement in accordance with the terms and conditions under of the Syndicated Loan Agreement and the Guarantors' guarantee arrangement in the accordance with the Form of Letter of Guarantee under Schedule Seven of the Loan Agreement;

      4. Other relevant documents, particularly the Legal Opinion issued by the Chinese lawyers retained by the Borrower and the Guarantors regarding the State Council's reply concerning Acquisition Transactions (including the reply concerning this Loan Arrangement) and the reply by China Securities Regulatory Commission;

III.  THE GUARANTORS

      1.    Business license;


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
      2.    Legal person code certificate

      3.    Certificate of approval for wholly foreign-owned enterprises;

      4.    Capital Verification Certificate for Capital Contribution;

      5.    Tax Registration Certificate (Local and State Taxes);

      6.    Foreign Exchange Registration Certificate;

      7.    Board resolution regarding its consent to guarantee the Syndicate
            Loan;

      8. Letter of Authorization by the Board of Directors to authorize [signer] to execute the Syndicated Loan Agreement, the Letter of Guarantee and other loan documents on behalf of the company;

      9.    Articles of Association;

      10.   List of Directors of the Board;

      11.   Material debts and contingent liabilities;

IV.   CHINA MOBILE BVI

      1. Resolution by the General Meeting of Shareholders or the Board of Directors regarding approval of the sale of the interests of the mobile communications companies in the seven provinces, municipalities and autonomous region.

                                    GUARANTEE

To: Construction Bank of China, Bank of China and other Lending Banks indicated in Schedule One of the Syndicated Loan Agreement

      Re: Provision to the Lending Banks of irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement (RMB 7,500,000,000) (the "Loan Agreement") executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement (the " Lending Banks").

      Guangdong Mobile Communication Company Limited (the "Guarantor") is a wholly foreign-owned limited liability company established and existing under the laws of the People's Republic of China ("China"), with its registered address of its headquarter at Quanqiutong Hotel, No. 208 Yuexiunan Rd., Guangzhou. In accordance with Security Law of the People's Republic of China (the "Security Law") and other relevant laws and regulations, the Guarantor hereby provides the Lending Banks with a Guarantee in favor of the Lending Banks and undertakes to perform its obligations in accordance with stipulations under this Guarantee.

WHEREAS:

      China Mobile (Shenzhen) Limited (the "Borrower"), a wholly foreign-owned limited liability company established and existing under the laws of China, will execute the Loan Agreement on the same date of the execution of the Letter of Guarantee. The Loan Agreement Provides that the total amount of the principal of the loan (the "Loan") granted to the Borrower by the Lending Banks shall not exceed Renminbi seven billion five hundred million (RMB 7,500,000,000.00).

      The condition precedent to the Lending Banks' assumption of the obligation to disburse the Loan under the Loan Agreement is, including but not limited to, the receipt by the Agency Bank of the unconditional and irrevocable Guarantee in favor of the Lending Banks issued by the Guarantor, guaranteeing that the Borrower will pay all the payable sums from time to time to the Lending Banks through the Agency Bank on a timely basis in accordance with the Loan Agreement.

      Therefore, this Guarantor hereby agrees that the Guarantor and other Guarantors, including Zhejiang Mobile Communication Company Limited, Jiangsu Communication Company Limited, Fujian Mobile Communication Company Limited, Henan Mobile Communication Company Limited and Hainan Mobile Communication Company Limited (the "Guarantors") shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the Loan Agreement, and that the Guarantor and the Borrower under the Syndicated Loan Agreement shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the agreement.

      Unless otherwise stipulated, terms used this Letter of Guarantee shall have the same meaning as defined in the Loan Agreement.

      The Guarantor hereby further agrees:

1. As the surety with joint liabilities and/or joint guarantee liabilities (similarly hereinafter), the Guarantor and other Guarantors indicated hereby absolutely and unconditionally guarantee to the Agency Bank and the Lending Banks that the Borrower shall make payments in full, promptly and on a timely basis when any part of and/or all the principal, interest, Default Interest, compensation, fees to satisfy creditor's claim and other amounts fall due whether pursuant to the provisions, as a result of accelerated repayment or otherwise in accordance with the stipulations under the Loan Agreement, and any and/or all of any other relevant documents and agreements; the Guarantor understands and acknowledges that in accordance with the Security Law, (1) the Lending Banks may request the Borrower to perform its liabilities or request the Guarantor to assume its guarantee liabilities within the limit of the Guarantee in the event that Borrower under the Guarantee with joint liabilities has not performed its liabilities before the deadline for performance of the liabilities; i.e., upon the Borrower's failure to pay the due and payable sum under the Loan Agreement and the occurrence of events and circumstances of default, the Agency Bank may first request payment from the Guarantors who assume joint liabilities for debts together with the Borrower and need not first request payment from the Borrower; (2) in the event that two or more than two Guarantors assume joint guarantee liabilities, the Lending Banks may request any one of them to assume the entire guarantee liabilities. All Guarantors shall assume the obligation to guarantee the satisfaction of the entire creditor's claim.

2. Upon occurrence of Event of Default in the payment of partial or entire guaranteed obligation on the part of the Borrower, or upon occurrence of Event of Default or Anticipatory Event of Default, the Guarantors, as surety assuming joint guarantee liabilities, shall immediately pay the entire amount of the due and payable guaranteed liabilities of the Borrower (whether as a result of acceleration or otherwise) to the Agency Bank in favor of the Lending Banks in accordance with instructions of the Agency Bank, stipulations under the Loan Agreement and in the manner required thereby. The Guarantors shall not advance any claim, set-off, counterclaim or defense to the Agency Bank or any Lending Bank regarding the partial or entire payment.

3. Upon occurrence of Event of Default or Anticipatory Event of Default hereof, if no corrections have been made within the correction period of twenty eight (28) working days stipulated under Article 14.4 of the Loan Agreement, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of any of the due and payable amount to the Guarantors, who, upon receipt of the above Notice of Claims, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims. Notwithstanding the foregoing, should the loan principal and/or interest under the Loan Agreement not be repaid and/or paid, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of such principal and/or interest to the Guarantors, who, upon receipt of the above Notice, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims.


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
4. The obligations of the Guarantors shall be absolute and unconditional and shall not be limited or affected by any circumstances, including (but not limited to) (1) the Borrower's failure to perform or comply with the Loan Agreement or any stipulations under any such documents or agreements; (2) transfer by the Borrower for the benefit of the Creditor (not limited to the Creditor's interest under this Guarantee), request to nominate a Recipient, Trustee or Liquidator for the Borrower or any of its assets, upon declaration of liquidation or filing of the request of liquidation on the part of the Borrower, or any other measures taken for the above purposes; (3) changes in the Borrower's name, scope of business, registered capital or organization documents; or (4) any other circumstances that may constitute a relief of obligations that shall be assumed by a guarantor or surety.

5. The Lending Banks may neglect or restrain the enforcement of the Guarantee, the Loan Agreement or of the payment under any other relevant guarantees, documents or agreements, however, such negligence or restraint shall not affect or mitigate the Guarantors' obligations under the Guarantee herein. Guarantors shall not request the Agency Bank to make enforcement of the Loan Agreement or any other guarantees as a prerequisite of the enforcement of the Guarantee herein. The Failure to enforce the Loan Agreement or any other guarantees shall not affect or mitigate the Guarantee herein or defend against the Guarantee herein for such reasons.

6. The Guarantors undertakes that they shall remain the wholly owned subsidiaries directly or indirectly owned by China Mobile (Hong Kong) Limited in China within the term of the Loan Agreement.

7. Debts, responsibilities or liabilities guaranteed by the Guarantee herein may at any moment be renewed, extended, amended, compromised, exempted or abandoned by the Agency Bank or Lending Banks upon request of the Borrower, and such conducts shall not impair or affect the Guarantors' liabilities under the Guarantee herein; and the guarantee liabilities of the Guarantors under the Guarantee herein shall also apply to the above renewal, extension, amendment or compromise by the Agency Bank and Lending Banks.

8. The Guarantee is a continuous guarantee, which covers any debts under the guaranteed liabilities. However, before the Agency Bank is vested the power to receive any debts under the guarantee liabilities, it shall have no obligation to exhaust its right of recourse against the Borrower, nor shall it have any obligation to exhaust its right of recourse the Agency Bank or certain Lending Banks may have against any Guarantor or any guarantee. This Guarantee shall be irrevocable and with full force before the full performance of the guaranteed obligations and the full payment of any indebted amount under the guarantee. The Guarantors shall waive the defense arising from any time limit that might affect the obligations hereunder or the enforcement hereof.

9. Prior to the full payment and/or repayment of the principal, interest and/or other amounts under the Loan Agreement, the Guarantor shall not have the right of subrogation obtained as a result of its performance of any of the guarantee liabilities hereunder. Notwithstanding the foregoing, in the event that the

      Guarantor receives any sums as a result of its entitlement to such right of subrogation while one of the guaranteed obligations has not been performed, the Guarantor shall agree to pay all such sums to the Agency Bank to offset the amount over due under stipulations of the Loan Agreement.

10. The Guarantors agree to pay all fees and charges related to the enforcement of this Guarantee.

11. The Guaranteed obligations hereunder shall be obligations guaranteed in the form of Renminbi and paid by the Guarantors in accordance with the Guarantee in Renminbi. In any circumstances, Renminbi shall be the currency used in the account and payment.

12.   Any Notice or Request delivered to the Guarantors shall be in writing, and
      (1) delivered by special messenger; (2) sent by reputable courier service, or (3) transmitted by telex or facsimile. The address of the Guarantor:
      Name of the Company:Guangdong Mobile Communication Company Limited.,
      Address: Quanqiutong Hotel, No. 208 Yuexiunan RD, Guangzhou, Postal Code:
      510100, Contact: Tan Biying, Telephone Number: 020-8389 9909, Fax:
      020-8389 9929, E-mail: tan_by@gmcc.net. The date of Notice or Request referred to herein shall be (1) the day of the receipt thereof if by delivery by special messenger; (2) the next day following the delivery to the courier service company if delivered by a creditable courier service; or (3) the fourth day following the delivery to the postal service if delivered by post-paid registered mail; (4) the delivery date with confirmation of acceptance if delivered by telex or facsimile. For the purpose hereof, the Guarantor may change its address by a written notice to the Agency Bank.

13. This Guarantee shall be equally binding upon the Guarantor, its successor and the transferees and may be enforced by the Agency Bank, the Lending Banks, its successors and transferees. The Guarantor shall have no right to assign or to otherwise transfer the obligations hereunder. The Lending Bank may transfer part or all of its rights and interest hereunder to another Lending Bank at any time, in which case the Guarantor shall be promptly informed of such a transfer upon completion of the transfer; in the event that the Lending Bank needs to transfer its rights and interest hereunder to a bank or financial institution other than the Lending Banks, the Lending Bank shall obtain the consent of the Guarantors first (which consent shall not be unreasonably withheld). The Guarantors' Obligations hereunder shall not be Limited or affected in anyway by the above assignment or transfer. Any of the above assignment and transfer shall come into effect and be binding on the Guarantors upon the date of such assignment or transfer.

14.   The Guarantors hereby represent and warrant that:

      a) the Guarantors are established and validly existing under the Laws of China, with its registered address as above;

      b) the Guarantors have full legal rights, powers and authority to conduct their existing operations, possess their assets, assume this Guarantee and other obligations stipulated hereunder, execute and deliver this Guarantee and to perform and comply with the terms and conditions hereunder;

      c) the Guarantors have taken all appropriate and necessary corporate and legal actions to authorize the execution and delivery of this Guarantee and to perform and abide by the stipulations and terms hereunder;

      d) except for the relevant documents already obtained and submitted to the Agency Bank and the Lending Banks, the execution, delivery, effectiveness, performance, enforcement, the validity as evidence in legal proceedings of this Guarantee and the Guarantors' obligations hereunder do not require further consent from any other governmental departments or agency or any other shareholders or creditors, or notification thereto, or registration or filing therewith, or other actions to be taken;

      e) This Guarantee constitutes the legal and valid obligations binding on the Guarantors and can be enforced in accordance with its stipulations. The execution, delivery, performance of terms and conditions hereunder, the payment of all the due and payable amount in the currency stipulated hereunder on the date indicated herein do not (1) infringe or violate any stipulations of any applicable laws of China and other government regulations (with legal validity or not); (2) violate any government guidelines and policies (with no legal validity) applicable to the Guarantors; (3) conflict with the business license of the Guarantors; (4) conflict with any agreements, debentures, mortgages or other documents other than this Guarantee to which the Guarantor is a Party or the Guarantor or its assets is bound, and will not bring about consequences of violation of any of the stipulations thereof nor create any mortgage, lien, pledge, security interests or preferential arrangement; (5) constitute Event of Default under any agreement nor constitute Event of Default due to delivery of Notice or elapse of time or both;

      f) under any agreement to which the Guarantor is a Party or the Guarantor or its assets is bound, no Event of Default has occurred on the part of the Guarantor which affects the Guarantor's ability to pay the full amount payable hereunder;

      g) this Guarantee constitutes the Guarantors' direct, unconditional and comprehensive obligations. With respect to the priority order of the Guarantor's payment of other loans, liabilities, guarantee or obligations and all other aspect the Guarantors' obligations hereunder at least have and will have the priority equal to the guaranteed loans, liabilities or obligations and other guarantee;

      h) there are no material or possible debts that have potential adverse impact on the Guarantor's performance of its guarantee obligations hereunder which has not been disclosed to the Agency Bank or the Lending Banks by the Guarantor;

      i) there are no pending or threatening lawsuit, arbitration or other proceedings against the Guarantors with the tribunal of arbitration, the court,

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
            governmental agencies or administrative agencies which may affect the financial status or operation of the Guarantors, or impair the Guarantors' ability to pay all or part of the payable amount in accordance with this Guarantee, or affect the validity or enforcement of this Guarantee in anyway;

      j) the Guarantors undertake their business and operations in accordance with all applicable laws, rules and regulations of China.

15. The Guarantors further warrant that:

      a) the Guarantors shall maintain their accounting system in accordance with the accounting principles stipulated under the laws of China;

      b) the Guarantors shall deliver an audited annual financial statement to the Agency Bank within 120 days after every fiscal year and deliver an unaudited semi-annual financial statement to the Agency Bank within 90 days after the first half of every fiscal year;

      c) after the execution of this Guarantee, the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements of the Guarantors in accordance with the accounting standards of China and deliver them to the Lending Banks through the Agency Bank. In the event that the parent company of the Guarantors, namely China Mobile (Hong Kong) Limited shall arrange and prepare audited semi-annual financial statements in accordance with laws of Hong Kong rules of Hong Kong Stock Exchange, the semi-annual consolidated financial statements of the Guarantors hereunder shall be audited financial statements; otherwise, the international accounting firm ranked among the top six international accounting firms shall prepare unaudited semi-annual consolidated financial statements of the Guarantors and provide the Agency Bank with a letter, indicating that the unaudited semi-annual consolidated financial statements of the Guarantors prepared by the firm (1) is in accordance with the accounting standards of China;
            (2) the preparation method is reasonable and correct. Such semi-annual consolidated financial statements shall at the same time be attached with a letter produced by the Guarantors indicating the truthfulness of the data presented in the financial statements. Expense incurred in the preparation of the financial statements shall be borne by the Guarantors and/or the Borrower;

      d) the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements for the six Guarantors hereunder and deliver them, through the Agency Bank, to the Lending Banks. The Guarantors and/or Borrower shall bear the relevant fees and charges;

      e) the Guarantors shall notify the Agency Bank immediately with regard to the following issues:

            i) lawsuit, arbitration or claims in any other forms regarding any creditor's

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
                  claim with the total amount exceeding Renminbi three hundred million (RMB 300,000,000) or with the equivalent amount in other currencies;

            ii)   merger with other companies or business institutions;

            iii) sales, transfer or other means of disposal of assets or business of more than Renminbi one billion (RMB
                  1,000,000,000);

      f) the Guarantors shall abide by applicable laws, rules and regulation, authorities or agreements, perform relevant obligations and pay any due and payable tax;

      g) in the event that the aggregate balance of debt or contingent liabilities of the Guarantors is less than one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall notify the Agency Bank on a timely basis of their material or possible debts incurred, assumed or newly-established with the amount of a single item exceeding Renminbi one billion (RMB 1,000,000,000) or debt with equivalent value and immediately provide the Agency Bank with text of the agreement regarding the material debt or contingent liabilities; in the event that the aggregated balance of the debt or contingent liabilities of the Guarantors exceeds one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall not incur, assume or establish any additional debt or contingent liabilities without the Lending Banks' prior consent. To this end, the Guarantors shall notify the Agency Bank in writing of the event that the Guarantors may incur, assume or establish additional debts or contingent liabilities with attachment of a draft of the agreement regarding the relevant debts and contingent liabilities. The Agency Bank shall notify the Guarantors within ten (10) Bank Business Days after receipt of the above written Notice if the Agency Bank agrees upon the above debts or contingent liabilities. The Agency Bank's failure to notify the Guarantors within the above time limit shall be deemed as consent;

      h) the Guarantors will not take any action or procedure for the purpose of dissolution, liquidation or termination of the business without the Lending Banks' prior consent;

      i) No other debt or contingent liabilities with higher rank of priority over the debts and contingent liabilities hereunder in respect of the order of payment will be created.

16. The validity, presumption and interpretation of this Guarantee and all the rights, obligations and liabilities arising out of this Guarantee shall be governed by and interpreted according to the laws of China. Any legal actions or proceedings taken against the Guarantors or any of their assets in connection with this Guarantee shall be submitted to the competent tribunal of economic adjudication of the people's court in Beijing.

17. In the event that any payment under this Guarantee is required to be made on a Non-Bank Business Day, such payment shall be postponed to the next Bank

      Business Day or any other date provided under the Loan Agreement.

18. The Term of the Guarantee herein shall begin from the date of the execution of the Syndicated Loan Agreement and end on the first anniversary of the expiry of the Term of the Loan stipulated under the Syndicated Loan Agreement; in the event that the loan is extended, the term of the Guarantee shall end on the first anniversary of the expiry of renewed term of the Loan.

      On this basis, the Guarantors have executed this Guarantee in favor of the Agency Bank and the Lending Banks, which shall come into effect upon execution of the Letter of Guarantee by the Guarantors and the stamp of their official seals.

GUARANTOR SIGNATURE PAGE             Re:  Provision to the Lending Banks of
                                     irrevocable  and  unconditional guarantee
                                     with  joint  liabilities regarding   the
                                     Syndicated    Loan Agreement   on  RMB
                                     7,500,000,000 Loan   executed   on  the
                                     date  of October  7,  2000   between
                                     China Mobile   (Shenzhen)   Limited   and
                                     Construction  Bank of  China,  Bank of
                                     China  and other  Lending  Banks listed  in
                                     Schedule   One  of  the Syndicated Loan
                                     Agreement.




GUARANTOR: GUANGDONG MOBILE COMMUNICATION COMPANY LIMITED

(OFFICIAL SEAL)

AUTHORIZED REPRESENTATIVE:  /s/ LI GANG
                           --------------
NAME: LI GANG

TITLE: CHAIRMAN & GENERAL MANAGER




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                                    GUARANTEE

To: Construction Bank of China, Bank of China and other Lending Banks indicated in Schedule One of the Syndicated Loan Agreement

      Re: Provision to the Lending Banks of irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement (RMB 7,500,000,000) (the "Loan Agreement") executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement (the " Lending Banks").

      Zhejiang Mobile Communication Company Limited (the "Guarantor") is a wholly foreign-owned limited liability company established and existing under the laws of the People's Republic of China ("China"), with its registered address of its headquarter at No. 406 Tiyuchang Rd., Hangzhou, Zhejiang. In accordance with Security Law of the People's Republic of China (the "Security Law") and other relevant laws and regulations, the Guarantor hereby provides the Lending Banks with a Guarantee in favor of the Lending Banks and undertakes to perform its obligations in accordance with stipulations under this Guarantee.

WHEREAS:

      China Mobile (Shenzhen) Limited (the "Borrower"), a wholly foreign-owned limited liability company established and existing under the laws of China, will execute the Loan Agreement on the same date of the execution of the Letter of Guarantee. The Loan Agreement Provides that the total amount of the principal of the loan (the "Loan") granted to the Borrower by the Lending Banks shall not exceed Renminbi seven billion five hundred million (RMB 7,500,000,000.00).

      The condition precedent to the Lending Banks' assumption of the obligation to disburse the Loan under the Loan Agreement is, including but not limited to, the receipt by the Agency Bank of the unconditional and irrevocable Guarantee in favor of the Lending Banks issued by the Guarantor, guaranteeing that the Borrower will pay all the payable sums from time to time to the Lending Banks through the Agency Bank on a timely basis in accordance with the Loan Agreement.

      Therefore, this Guarantor hereby agrees that the Guarantor and other Guarantors, including Guangdong Mobile Communication Company Limited, Jiangsu Communication Company Limited, Fujian Mobile Communication Company Limited, Henan Mobile Communication Company Limited and Hainan Mobile Communication Company Limited (the "Guarantors") shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the Loan Agreement, and that the Guarantor and the Borrower under the Syndicated Loan Agreement shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the agreement.

      Unless otherwise stipulated, terms used this Letter of Guarantee shall have the same meaning as defined in the Loan Agreement.

      The Guarantor hereby further agrees:

1. As the surety with joint liabilities and/or joint guarantee liabilities (similarly hereinafter), the Guarantor and other Guarantors indicated hereby absolutely and unconditionally guarantee to the Agency Bank and the Lending Banks that the Borrower shall make payments in full, promptly and on a timely basis when any part of and/or all the principal, interest, Default Interest, compensation, fees to satisfy creditor's claim and other amounts fall due whether pursuant to the provisions, as a result of accelerated repayment or otherwise in accordance with the stipulations under the Loan Agreement, and any and/or all of any other relevant documents and agreements; the Guarantor understands and acknowledges that in accordance with the Security Law, (1) the Lending Banks may request the Borrower to perform its liabilities or request the Guarantor to assume its guarantee liabilities within the limit of the Guarantee in the event that Borrower under the Guarantee with joint liabilities has not performed its liabilities before the deadline for performance of the liabilities; i.e., upon the Borrower's failure to pay the due and payable sum under the Loan Agreement and the occurrence of events and circumstances of default, the Agency Bank may first request payment from the Guarantors who assume joint liabilities for debts together with the Borrower and need not first request payment from the Borrower; (2) in the event that two or more than two Guarantors assume joint guarantee liabilities, the Lending Banks may request any one of them to assume the entire guarantee liabilities. All Guarantors shall assume the obligation to guarantee the satisfaction of the entire creditor's claim.

2. Upon occurrence of Event of Default in the payment of partial or entire guaranteed obligation on the part of the Borrower, or upon occurrence of Event of Default or Anticipatory Event of Default, the Guarantors, as surety assuming joint guarantee liabilities, shall immediately pay the entire amount of the due and payable guaranteed liabilities of the Borrower (whether as a result of acceleration or otherwise) to the Agency Bank in favor of the Lending Banks in accordance with instructions of the Agency Bank, stipulations under the Loan Agreement and in the manner required thereby. The Guarantors shall not advance any claim, set-off, counterclaim or defense to the Agency Bank or any Lending Bank regarding the partial or entire payment.

3. Upon occurrence of Event of Default or Anticipatory Event of Default hereof, if no corrections have been made within the correction period of twenty eight (28) working days stipulated under Article 14.4 of the Loan Agreement, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of any of the due and payable amount to the Guarantors, who, upon receipt of the above Notice of Claims, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims. Notwithstanding the foregoing, should the loan principal and/or interest under the Loan Agreement not be repaid and/or paid, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of such principal and/or interest to the Guarantors, who, upon receipt of the above Notice, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims.


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4.    The obligations of the Guarantors shall be absolute and unconditional and shall not be limited or affected by any circumstances, including (but not limited to) (1) the Borrower's failure to perform or comply with the Loan Agreement or any stipulations under any such documents or agreements; (2) transfer by the Borrower for the benefit of the Creditor (not limited to the Creditor's interest under this Guarantee), request to nominate a Recipient, Trustee or Liquidator for the Borrower or any of its assets, upon declaration of liquidation or filing of the request of liquidation on the part of the Borrower, or any other measures taken for the above purposes; (3) changes in the Borrower's name, scope of business, registered capital or organization documents; or (4) any other circumstances that may constitute a relief of obligations that shall be assumed by a guarantor or surety.

5. The Lending Banks may neglect or restrain the enforcement of the Guarantee, the Loan Agreement or of the payment under any other relevant guarantees, documents or agreements, however, such negligence or restraint shall not affect or mitigate the Guarantors' obligations under the Guarantee herein. Guarantors shall not request the Agency Bank to make enforcement of the Loan Agreement or any other guarantees as a prerequisite of the enforcement of the Guarantee herein. The Failure to enforce the Loan Agreement or any other guarantees shall not affect or mitigate the Guarantee herein or defend against the Guarantee herein for such reasons.

6. The Guarantors undertakes that they shall remain the wholly owned subsidiaries directly or indirectly owned by China Mobile (Hong Kong) Limited in China within the term of the Loan Agreement.

7. Debts, responsibilities or liabilities guaranteed by the Guarantee herein may at any moment be renewed, extended, amended, compromised, exempted or abandoned by the Agency Bank or Lending Banks upon request of the Borrower, and such conducts shall not impair or affect the Guarantors' liabilities under the Guarantee herein; and the guarantee liabilities of the Guarantors under the Guarantee herein shall also apply to the above renewal, extension, amendment or compromise by the Agency Bank and Lending Banks.

8. The Guarantee is a continuous guarantee, which covers any debts under the guaranteed liabilities. However, before the Agency Bank is vested the power to receive any debts under the guarantee liabilities, it shall have no obligation to exhaust its right of recourse against the Borrower, nor shall it have any obligation to exhaust its right of recourse the Agency Bank or certain Lending Banks may have against any Guarantor or any guarantee. This Guarantee shall be irrevocable and with full force before the full performance of the guaranteed obligations and the full payment of any indebted amount under the guarantee. The Guarantors shall waive the defense arising from any time limit that might affect the obligations hereunder or the enforcement hereof.

9. Prior to the full payment and/or repayment of the principal, interest and/or other amounts under the Loan Agreement, the Guarantor shall not have the right of subrogation obtained as a result of its performance of any of the guarantee liabilities hereunder. Notwithstanding the foregoing, in the event that the

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
      Guarantor receives any sums as a result of its entitlement to such right of subrogation while one of the guaranteed obligations has not been performed, the Guarantor shall agree to pay all such sums to the Agency Bank to offset the amount over due under stipulations of the Loan Agreement.

10. The Guarantors agree to pay all fees and charges related to the enforcement of this Guarantee.

11. The Guaranteed obligations hereunder shall be obligations guaranteed in the form of Renminbi and paid by the Guarantors in accordance with the Guarantee in Renminbi. In any circumstances, Renminbi shall be the currency used in the account and payment.

12.   Any Notice or Request delivered to the Guarantors shall be in writing, and
      (1) delivered by special messenger; (2) sent by reputable courier service, or (3) transmitted by telex or facsimile. The address of the Guarantor:
      Name of the Company: Zhejiang Mobile Communication Company Limited.,
      Address: No. 406 Tiyuchang Rd., Hangzhou, Zhejiang, Postal Code: 310006,
      Contact: Jin Han, Telephone Number: 0571-5166048, Fax: 0571-5107903, E-mail: jinhan@zmcc.com.cn. The date of Notice or Request referred to herein shall be (1) the day of the receipt thereof if by delivery by special messenger; (2) the next day following the delivery to the courier service company if delivered by a creditable courier service; or (3) the fourth day following the delivery to the postal service if delivered by post-paid registered mail; (4) the delivery date with confirmation of acceptance if delivered by telex or facsimile. For the purpose hereof, the Guarantor may change its address by a written notice to the Agency Bank.

13. This Guarantee shall be equally binding upon the Guarantor, its successor and the transferees and may be enforced by the Agency Bank, the Lending Banks, its successors and transferees. The Guarantor shall have no right to assign or to otherwise transfer the obligations hereunder. The Lending Bank may transfer part or all of its rights and interest hereunder to another Lending Bank at any time, in which case the Guarantor shall be promptly informed of such a transfer upon completion of the transfer; in the event that the Lending Bank needs to transfer its rights and interest hereunder to a bank or financial institution other than the Lending Banks, the Lending Bank shall obtain the consent of the Guarantors first (which consent shall not be unreasonably withheld). The Guarantors' Obligations hereunder shall not be Limited or affected in anyway by the above assignment or transfer. Any of the above assignment and transfer shall come into effect and be binding on the Guarantors upon the date of such assignment or transfer.

14.   The Guarantors hereby represent and warrant that:

      a) the Guarantors are established and validly existing under the Laws of China, with its registered address as above;

      b) the Guarantors have full legal rights, powers and authority to conduct their existing operations, possess their assets, assume this Guarantee and other obligations stipulated hereunder, execute and deliver this Guarantee and to

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
            perform and comply with the terms and conditions hereunder;

      c) the Guarantors have taken all appropriate and necessary corporate and legal actions to authorize the execution and delivery of this Guarantee and to perform and abide by the stipulations and terms hereunder;

      d) except for the relevant documents already obtained and submitted to the Agency Bank and the Lending Banks, the execution, delivery, effectiveness, performance, enforcement, the validity as evidence in legal proceedings of this Guarantee and the Guarantors' obligations hereunder do not require further consent from any other governmental departments or agency or any other shareholders or creditors, or notification thereto, or registration or filing therewith, or other actions to be taken;

      e) This Guarantee constitutes the legal and valid obligations binding on the Guarantors and can be enforced in accordance with its stipulations. The execution, delivery, performance of terms and conditions hereunder, the payment of all the due and payable amount in the currency stipulated hereunder on the date indicated herein do not (1) infringe or violate any stipulations of any applicable laws of China and other government regulations (with legal validity or not); (2) violate any government guidelines and policies (with no legal validity) applicable to the Guarantors; (3) conflict with the business license of the Guarantors; (4) conflict with any agreements, debentures, mortgages or other documents other than this Guarantee to which the Guarantor is a Party or the Guarantor or its assets is bound, and will not bring about consequences of violation of any of the stipulations thereof nor create any mortgage, lien, pledge, security interests or preferential arrangement; (5) constitute Event of Default under any agreement nor constitute Event of Default due to delivery of Notice or elapse of time or both;

      f) under any agreement to which the Guarantor is a Party or the Guarantor or its assets is bound, no Event of Default has occurred on the part of the Guarantor which affects the Guarantor's ability to pay the full amount payable hereunder;

      g) this Guarantee constitutes the Guarantors' direct, unconditional and comprehensive obligations. With respect to the priority order of the Guarantor's payment of other loans, liabilities, guarantee or obligations and all other aspect the Guarantors' obligations hereunder at least have and will have the priority equal to the guaranteed loans, liabilities or obligations and other guarantee;

      h) there are no material or possible debts that have potential adverse impact on the Guarantor's performance of its guarantee obligations hereunder which has not been disclosed to the Agency Bank or the Lending Banks by the Guarantor;

      i) there are no pending or threatening lawsuit, arbitration or other proceedings against the Guarantors with the tribunal of arbitration, the court,

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
            governmental agencies or administrative agencies which may affect the financial status or operation of the Guarantors, or impair the Guarantors' ability to pay all or part of the payable amount in accordance with this Guarantee, or affect the validity or enforcement of this Guarantee in anyway;

      j) the Guarantors undertake their business and operations in accordance with all applicable laws, rules and regulations of China.

15.   The Guarantors further warrant that:

      a) the Guarantors shall maintain their accounting system in accordance with the accounting principles stipulated under the laws of China;

      b) the Guarantors shall deliver an audited annual financial statement to the Agency Bank within 120 days after every fiscal year and deliver an unaudited semi-annual financial statement to the Agency Bank within 90 days after the first half of every fiscal year;

      c) after the execution of this Guarantee, the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements of the Guarantors in accordance with the accounting standards of China and deliver them to the Lending Banks through the Agency Bank. In the event that the parent company of the Guarantors, namely China Mobile (Hong Kong) Limited shall arrange and prepare audited semi-annual financial statements in accordance with laws of Hong Kong rules of Hong Kong Stock Exchange, the semi-annual consolidated financial statements of the Guarantors hereunder shall be audited financial statements; otherwise, the international accounting firm ranked among the top six international accounting firms shall prepare unaudited semi-annual consolidated financial statements of the Guarantors and provide the Agency Bank with a letter, indicating that the unaudited semi-annual consolidated financial statements of the Guarantors prepared by the firm (1) is in accordance with the accounting standards of China;
            (2) the preparation method is reasonable and correct. Such semi-annual consolidated financial statements shall at the same time be attached with a letter produced by the Guarantors indicating the truthfulness of the data presented in the financial statements. Expense incurred in the preparation of the financial statements shall be borne by the Guarantors and/or the Borrower;

      d) the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements for the six Guarantors hereunder and deliver them, through the Agency Bank, to the Lending Banks. The Guarantors and/or Borrower shall bear the relevant fees and charges;

      e) the Guarantors shall notify the Agency Bank immediately with regard to the following issues:

            i) lawsuit, arbitration or claims in any other forms regarding any creditor's

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
                  claim with the total amount exceeding Renminbi three hundred million (RMB 300,000,000) or with the equivalent amount in other currencies;

            ii)   merger with other companies or business institutions;

            iii) sales, transfer or other means of disposal of assets or business of more than Renminbi one billion (RMB
                  1,000,000,000);

      f) the Guarantors shall abide by applicable laws, rules and regulation, authorities or agreements, perform relevant obligations and pay any due and payable tax;

      g) in the event that the aggregate balance of debt or contingent liabilities of the Guarantors is less than one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall notify the Agency Bank on a timely basis of their material or possible debts incurred, assumed or newly-established with the amount of a single item exceeding Renminbi one billion (RMB 1,000,000,000) or debt with equivalent value and immediately provide the Agency Bank with text of the agreement regarding the material debt or contingent liabilities; in the event that the aggregated balance of the debt or contingent liabilities of the Guarantors exceeds one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall not incur, assume or establish any additional debt or contingent liabilities without the Lending Banks' prior consent. To this end, the Guarantors shall notify the Agency Bank in writing of the event that the Guarantors may incur, assume or establish additional debts or contingent liabilities with attachment of a draft of the agreement regarding the relevant debts and contingent liabilities. The Agency Bank shall notify the Guarantors within ten (10) Bank Business Days after receipt of the above written Notice if the Agency Bank agrees upon the above debts or contingent liabilities. The Agency Bank's failure to notify the Guarantors within the above time limit shall be deemed as consent;

      h) the Guarantors will not take any action or procedure for the purpose of dissolution, liquidation or termination of the business without the Lending Banks' prior consent;

      i) No other debt or contingent liabilities with higher rank of priority over the debts and contingent liabilities hereunder in respect of the order of payment will be created.

16. The validity, presumption and interpretation of this Guarantee and all the rights, obligations and liabilities arising out of this Guarantee shall be governed by and interpreted according to the laws of China. Any legal actions or proceedings taken against the Guarantors or any of their assets in connection with this Guarantee shall be submitted to the competent tribunal of economic adjudication of the people's court in Beijing.

17. In the event that any payment under this Guarantee is required to be made on a Non-Bank Business Day, such payment shall be postponed to the next Bank

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      Business Day or any other date provided under the Loan Agreement.

18. The Term of the Guarantee herein shall begin from the date of the execution of the Syndicated Loan Agreement and end on the first anniversary of the expiry of the Term of the Loan stipulated under the Syndicated Loan Agreement; in the event that the loan is extended, the term of the Guarantee shall end on the first anniversary of the expiry of renewed term of the Loan.

      On this basis, the Guarantors have executed this Guarantee in favor of the Agency Bank and the Lending Banks, which shall come into effect upon execution of the Letter of Guarantee by the Guarantors and the stamp of their official seals.




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GUARANTOR SIGNATURE PAGE             Re:  Provision to the Lending Banks of
                                     irrevocable  and  unconditional guarantee
                                     with  joint  liabilities regarding   the
                                     Syndicated    Loan Agreement   on  RMB
                                     7,500,000,000 Loan   executed   on  the
                                     date  of October  7,  2000   between
                                     China Mobile   (Shenzhen)   Limited   and
                                     Construction  Bank of  China,  Bank of
                                     China  and other  Lending  Banks listed  in
                                     Schedule   One  of  the Syndicated Loan
                                     Agreement.




GUARANTOR: ZHEJIANG MOBILE COMMUNICATION COMPANY LIMITED

(OFFICIAL SEAL)

AUTHORIZED REPRESENTATIVE:  /s/ XU LONG
                           --------------

NAME:

TITLE:




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                                    GUARANTEE

To: Construction Bank of China, Bank of China and other Lending Banks indicated in Schedule One of the Syndicated Loan Agreement

      Re: Provision to the Lending Banks of irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement (RMB 7,500,000,000) (the "Loan Agreement") executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement (the " Lending Banks").

      Jiangsu Mobile Communication Company Limited (the "Guarantor") is a wholly foreign-owned limited liability company established and existing under the laws of the People's Republic of China ("China"), with its registered address of its headquarter at No. 51, Huju Rd., Nanjing, Jiangsu. In accordance with Security Law of the People's Republic of China (the "Security Law") and other relevant laws and regulations, the Guarantor hereby provides the Lending Banks with a Guarantee in favor of the Lending Banks and undertakes to perform its obligations in accordance with stipulations under this Guarantee.

WHEREAS:

      China Mobile (Shenzhen) Limited (the "Borrower"), a wholly foreign-owned limited liability company established and existing under the laws of China, will execute the Loan Agreement on the same date of the execution of the Letter of Guarantee. The Loan Agreement Provides that the total amount of the principal of the loan (the "Loan") granted to the Borrower by the Lending Banks shall not exceed Renminbi seven billion five hundred million (RMB 7,500,000,000.00).

      The condition precedent to the Lending Banks' assumption of the obligation to disburse the Loan under the Loan Agreement is, including but not limited to, the receipt by the Agency Bank of the unconditional and irrevocable Guarantee in favor of the Lending Banks issued by the Guarantor, guaranteeing that the Borrower will pay all the payable sums from time to time to the Lending Banks through the Agency Bank on a timely basis in accordance with the Loan Agreement.

      Therefore, this Guarantor hereby agrees that the Guarantor and other Guarantors, including Guangdong Mobile Communication Company Limited, Zhejiang Communication Company Limited, Fujian Mobile Communication Company Limited, Henan Mobile Communication Company Limited and Hainan Mobile Communication Company Limited (the "Guarantors") shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the Loan Agreement, and that the Guarantor and the Borrower under the Syndicated Loan Agreement shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the agreement.

      Unless otherwise stipulated, terms used this Letter of Guarantee shall have the same meaning as defined in the Loan Agreement.


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
      The Guarantor hereby further agrees:

1. As the surety with joint liabilities and/or joint guarantee liabilities (similarly hereinafter), the Guarantor and other Guarantors indicated hereby absolutely and unconditionally guarantee to the Agency Bank and the Lending Banks that the Borrower shall make payments in full, promptly and on a timely basis when any part of and/or all the principal, interest, Default Interest, compensation, fees to satisfy creditor's claim and other amounts fall due whether pursuant to the provisions, as a result of accelerated repayment or otherwise in accordance with the stipulations under the Loan Agreement, and any and/or all of any other relevant documents and agreements; the Guarantor understands and acknowledges that in accordance with the Security Law, (1) the Lending Banks may request the Borrower to perform its liabilities or request the Guarantor to assume its guarantee liabilities within the limit of the Guarantee in the event that Borrower under the Guarantee with joint liabilities has not performed its liabilities before the deadline for performance of the liabilities; i.e., upon the Borrower's failure to pay the due and payable sum under the Loan Agreement and the occurrence of events and circumstances of default, the Agency Bank may first request payment from the Guarantors who assume joint liabilities for debts together with the Borrower and need not first request payment from the Borrower; (2) in the event that two or more than two Guarantors assume joint guarantee liabilities, the Lending Banks may request any one of them to assume the entire guarantee liabilities. All Guarantors shall assume the obligation to guarantee the satisfaction of the entire creditor's claim.

2. Upon occurrence of Event of Default in the payment of partial or entire guaranteed obligation on the part of the Borrower, or upon occurrence of Event of Default or Anticipatory Event of Default, the Guarantors, as surety assuming joint guarantee liabilities, shall immediately pay the entire amount of the due and payable guaranteed liabilities of the Borrower (whether as a result of acceleration or otherwise) to the Agency Bank in favor of the Lending Banks in accordance with instructions of the Agency Bank, stipulations under the Loan Agreement and in the manner required thereby. The Guarantors shall not advance any claim, set-off, counterclaim or defense to the Agency Bank or any Lending Bank regarding the partial or entire payment.

3. Upon occurrence of Event of Default or Anticipatory Event of Default hereof, if no corrections have been made within the correction period of twenty eight (28) working days stipulated under Article 14.4 of the Loan Agreement, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of any of the due and payable amount to the Guarantors, who, upon receipt of the above Notice of Claims, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims. Notwithstanding the foregoing, should the loan principal and/or interest under the Loan Agreement not be repaid and/or paid, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of such principal and/or interest to the Guarantors, who, upon receipt of the above Notice, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims.

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4.    The obligations of the Guarantors shall be absolute and unconditional and shall not be limited or affected by any circumstances, including (but not limited to) (1) the Borrower's failure to perform or comply with the Loan Agreement or any stipulations under any such documents or agreements; (2) transfer by the Borrower for the benefit of the Creditor (not limited to the Creditor's interest under this Guarantee), request to nominate a Recipient, Trustee or Liquidator for the Borrower or any of its assets, upon declaration of liquidation or filing of the request of liquidation on the part of the Borrower, or any other measures taken for the above purposes; (3) changes in the Borrower's name, scope of business, registered capital or organization documents; or (4) any other circumstances that may constitute a relief of obligations that shall be assumed by a guarantor or surety.

5. The Lending Banks may neglect or restrain the enforcement of the Guarantee, the Loan Agreement or of the payment under any other relevant guarantees, documents or agreements, however, such negligence or restraint shall not affect or mitigate the Guarantors' obligations under the Guarantee herein. Guarantors shall not request the Agency Bank to make enforcement of the Loan Agreement or any other guarantees as a prerequisite of the enforcement of the Guarantee herein. The Failure to enforce the Loan Agreement or any other guarantees shall not affect or mitigate the Guarantee herein or defend against the Guarantee herein for such reasons.

6. The Guarantors undertakes that they shall remain the wholly owned subsidiaries directly or indirectly owned by China Mobile (Hong Kong) Limited in China within the term of the Loan Agreement.

7. Debts, responsibilities or liabilities guaranteed by the Guarantee herein may at any moment be renewed, extended, amended, compromised, exempted or abandoned by the Agency Bank or Lending Banks upon request of the Borrower, and such conducts shall not impair or affect the Guarantors' liabilities under the Guarantee herein; and the guarantee liabilities of the Guarantors under the Guarantee herein shall also apply to the above renewal, extension, amendment or compromise by the Agency Bank and Lending Banks.

8. The Guarantee is a continuous guarantee, which covers any debts under the guaranteed liabilities. However, before the Agency Bank is vested the power to receive any debts under the guarantee liabilities, it shall have no obligation to exhaust its right of recourse against the Borrower, nor shall it have any obligation to exhaust its right of recourse the Agency Bank or certain Lending Banks may have against any Guarantor or any guarantee. This Guarantee shall be irrevocable and with full force before the full performance of the guaranteed obligations and the full payment of any indebted amount under the guarantee. The Guarantors shall waive the defense arising from any time limit that might affect the obligations hereunder or the enforcement hereof.

9. Prior to the full payment and/or repayment of the principal, interest and/or other amounts under the Loan Agreement, the Guarantor shall not have the right of subrogation obtained as a result of its performance of any of the guarantee liabilities hereunder. Notwithstanding the foregoing, in the event that the

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      Guarantor receives any sums as a result of its entitlement to such right of subrogation while one of the guaranteed obligations has not been performed, the Guarantor shall agree to pay all such sums to the Agency Bank to offset the amount over due under stipulations of the Loan Agreement.

10. The Guarantors agree to pay all fees and charges related to the enforcement of this Guarantee.

11. The Guaranteed obligations hereunder shall be obligations guaranteed in the form of Renminbi and paid by the Guarantors in accordance with the Guarantee in Renminbi. In any circumstances, Renminbi shall be the currency used in the account and payment.

12.   Any Notice or Request delivered to the Guarantors shall be in writing, and
      (1) delivered by special messenger; (2) sent by reputable courier service, or (3) transmitted by telex or facsimile. The address of the Guarantor:
      Name of the Company: Jiangsu Mobile Communication Company Limited.,
      Address: No. 51, Huju Rd., Nanjing, Jiangsu, Postal Code: 210029, Contact:
      Ji Xiaoming, Telephone Number: 025-6668163, Fax: 025-6668162, E-mail: jmcccwb@public1.ptt.js.cn. The date of Notice or Request referred to herein shall be (1) the day of the receipt thereof if by delivery by special messenger; (2) the next day following the delivery to the courier service company if delivered by a creditable courier service; or (3) the fourth day following the delivery to the postal service if delivered by post-paid registered mail; (4) the delivery date with confirmation of acceptance if delivered by telex or facsimile. For the purpose hereof, the Guarantor may change its address by a written notice to the Agency Bank.

13. This Guarantee shall be equally binding upon the Guarantor, its successor and the transferees and may be enforced by the Agency Bank, the Lending Banks, its successors and transferees. The Guarantor shall have no right to assign or to otherwise transfer the obligations hereunder. The Lending Bank may transfer part or all of its rights and interest hereunder to another Lending Bank at any time, in which case the Guarantor shall be promptly informed of such a transfer upon completion of the transfer; in the event that the Lending Bank needs to transfer its rights and interest hereunder to a bank or financial institution other than the Lending Banks, the Lending Bank shall obtain the consent of the Guarantors first (which consent shall not be unreasonably withheld). The Guarantors' Obligations hereunder shall not be Limited or affected in anyway by the above assignment or transfer. Any of the above assignment and transfer shall come into effect and be binding on the Guarantors upon the date of such assignment or transfer.

14.   The Guarantors hereby represent and warrant that:

      a) the Guarantors are established and validly existing under the Laws of China, with its registered address as above;

      b) the Guarantors have full legal rights, powers and authority to conduct their existing operations, possess their assets, assume this Guarantee and other obligations stipulated hereunder, execute and deliver this Guarantee and to

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            perform and comply with the terms and conditions hereunder;

      c) the Guarantors have taken all appropriate and necessary corporate and legal actions to authorize the execution and delivery of this Guarantee and to perform and abide by the stipulations and terms hereunder;

      d) except for the relevant documents already obtained and submitted to the Agency Bank and the Lending Banks, the execution, delivery, effectiveness, performance, enforcement, the validity as evidence in legal proceedings of this Guarantee and the Guarantors' obligations hereunder do not require further consent from any other governmental departments or agency or any other shareholders or creditors, or notification thereto, or registration or filing therewith, or other actions to be taken;

      e) This Guarantee constitutes the legal and valid obligations binding on the Guarantors and can be enforced in accordance with its stipulations. The execution, delivery, performance of terms and conditions hereunder, the payment of all the due and payable amount in the currency stipulated hereunder on the date indicated herein do not (1) infringe or violate any stipulations of any applicable laws of China and other government regulations (with legal validity or not); (2) violate any government guidelines and policies (with no legal validity) applicable to the Guarantors; (3) conflict with the business license of the Guarantors; (4) conflict with any agreements, debentures, mortgages or other documents other than this Guarantee to which the Guarantor is a Party or the Guarantor or its assets is bound, and will not bring about consequences of violation of any of the stipulations thereof nor create any mortgage, lien, pledge, security interests or preferential arrangement; (5) constitute Event of Default under any agreement nor constitute Event of Default due to delivery of Notice or elapse of time or both;

      f) under any agreement to which the Guarantor is a Party or the Guarantor or its assets is bound, no Event of Default has occurred on the part of the Guarantor which affects the Guarantor's ability to pay the full amount payable hereunder;

      g) this Guarantee constitutes the Guarantors' direct, unconditional and comprehensive obligations. With respect to the priority order of the Guarantor's payment of other loans, liabilities, guarantee or obligations and all other aspect the Guarantors' obligations hereunder at least have and will have the priority equal to the guaranteed loans, liabilities or obligations and other guarantee;

      h) there are no material or possible debts that have potential adverse impact on the Guarantor's performance of its guarantee obligations hereunder which has not been disclosed to the Agency Bank or the Lending Banks by the Guarantor;

      i) there are no pending or threatening lawsuit, arbitration or other proceedings against the Guarantors with the tribunal of arbitration, the court, governmental agencies or administrative agencies which may affect the financial status or operation of the Guarantors, or impair the Guarantors' ability to pay all or part of the payable amount in accordance with this Guarantee, or affect the validity or enforcement of this Guarantee in anyway;

      j) the Guarantors undertake their business and operations in accordance with all applicable laws, rules and regulations of China.

15. The Guarantors further warrant that:

      a) the Guarantors shall maintain their accounting system in accordance with the accounting principles stipulated under the laws of China;

      b) the Guarantors shall deliver an audited annual financial statement to the Agency Bank within 120 days after every fiscal year and deliver an unaudited semi-annual financial statement to the Agency Bank within 90 days after the first half of every fiscal year;

      c) after the execution of this Guarantee, the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements of the Guarantors in accordance with the accounting standards of China and deliver them to the Lending Banks through the Agency Bank. In the event that the parent company of the Guarantors, namely China Mobile (Hong Kong) Limited shall arrange and prepare audited semi-annual financial statements in accordance with laws of Hong Kong rules of Hong Kong Stock Exchange, the semi-annual consolidated financial statements of the Guarantors hereunder shall be audited financial statements; otherwise, the international accounting firm ranked among the top six international accounting firms shall prepare unaudited semi-annual consolidated financial statements of the Guarantors and provide the Agency Bank with a letter, indicating that the unaudited semi-annual consolidated financial statements of the Guarantors prepared by the firm (1) is in accordance with the accounting standards of China;
            (2) the preparation method is reasonable and correct. Such semi-annual consolidated financial statements shall at the same time be attached with a letter produced by the Guarantors indicating the truthfulness of the data presented in the financial statements. Expense incurred in the preparation of the financial statements shall be borne by the Guarantors and/or the Borrower;

      d) the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements for the six Guarantors hereunder and deliver them, through the Agency Bank, to the Lending Banks. The Guarantors and/or Borrower shall bear the relevant fees and charges;

      e) the Guarantors shall notify the Agency Bank immediately with regard to the following issues:

            i) lawsuit, arbitration or claims in any other forms regarding any

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
                  creditor's claim with the total amount exceeding Renminbi three hundred million (RMB 300,000,000) or with the equivalent amount in other currencies;

            ii)   merger with other companies or business institutions;

            iii) sales, transfer or other means of disposal of assets or business of more than Renminbi one billion (RMB
                  1,000,000,000);

      f) the Guarantors shall abide by applicable laws, rules and regulation, authorities or agreements, perform relevant obligations and pay any due and payable tax;

      g) in the event that the aggregate balance of debt or contingent liabilities of the Guarantors is less than one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall notify the Agency Bank on a timely basis of their material or possible debts incurred, assumed or newly-established with the amount of a single item exceeding Renminbi one billion (RMB 1,000,000,000) or debt with equivalent value and immediately provide the Agency Bank with text of the agreement regarding the material debt or contingent liabilities; in the event that the aggregated balance of the debt or contingent liabilities of the Guarantors exceeds one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall not incur, assume or establish any additional debt or contingent liabilities without the Lending Banks' prior consent. To this end, the Guarantors shall notify the Agency Bank in writing of the event that the Guarantors may incur, assume or establish additional debts or contingent liabilities with attachment of a draft of the agreement regarding the relevant debts and contingent liabilities. The Agency Bank shall notify the Guarantors within ten (10) Bank Business Days after receipt of the above written Notice if the Agency Bank agrees upon the above debts or contingent liabilities. The Agency Bank's failure to notify the Guarantors within the above time limit shall be deemed as consent;

      h) the Guarantors will not take any action or procedure for the purpose of dissolution, liquidation or termination of the business without the Lending Banks' prior consent;

      i) No other debt or contingent liabilities with higher rank of priority over the debts and contingent liabilities hereunder in respect of the order of payment will be created.

16. The validity, presumption and interpretation of this Guarantee and all the rights, obligations and liabilities arising out of this Guarantee shall be governed by and interpreted according to the laws of China. Any legal actions or proceedings taken against the Guarantors or any of their assets in connection with this Guarantee shall be submitted to the competent tribunal of economic adjudication of the people's court in Beijing.

17. In the event that any payment under this Guarantee is required to be made on a

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      Non-Bank Business Day, such payment shall be postponed to the next Bank
      Business Day or any other date provided under the Loan Agreement.

18. The Term of the Guarantee herein shall begin from the date of the execution of the Syndicated Loan Agreement and end on the first anniversary of the expiry of the Term of the Loan stipulated under the Syndicated Loan Agreement; in the event that the loan is extended, the term of the Guarantee shall end on the first anniversary of the expiry of renewed term of the Loan.

      On this basis, the Guarantors have executed this Guarantee in favor of the Agency Bank and the Lending Banks, which shall come into effect upon execution of the Letter of Guarantee by the Guarantors and the stamp of their official seals.

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GUARANTOR SIGNATURE PAGE             Re:  Provision to the Lending Banks of
                                     irrevocable  and  unconditional guarantee
                                     with  joint  liabilities regarding   the
                                     Syndicated   Loan Agreement   on  RMB
                                     7,500,000,000 Loan   executed   on  the
                                     date  of October  7,  2000   between
                                     China Mobile   (Shenzhen)   Limited   and
                                     Construction  Bank of  China,  Bank of
                                     China  and other  Lending  Banks listed  in
                                     Schedule   One  of  the Syndicated Loan
                                     Agreement.




GUARANTOR: JIANGSU MOBILE COMMUNICATION COMPANY LIMITED

(OFFICIAL SEAL)

AUTHORIZED REPRESENTATIVE:  /S/ HE NING
                           ------------

NAME:  HE NING

TITLE:   CHAIRMAN & GENERAL MANAGER

                                    GUARANTEE

To: Construction Bank of China, Bank of China and other Lending Banks indicated in Schedule One of the Syndicated Loan Agreement

      Re: Provision to the Lending Banks of irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement (RMB 7,500,000,000) (the "Loan Agreement") executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement (the " Lending Banks").

      Fujian Mobile Communication Company Limited (the "Guarantor") is a wholly foreign-owned limited liability company established and existing under the laws of the People's Republic of China ("China"), with its registered address of its headquarter at No. 59 Wushan Rd., Gulou District, Fuzhou, Fujian. In accordance with Security Law of the People's Republic of China (the "Security Law") and other relevant laws and regulations, the Guarantor hereby provides the Lending Banks with a Guarantee in favor of the Lending Banks and undertakes to perform its obligations in accordance with stipulations under this Guarantee.

WHEREAS:

      China Mobile (Shenzhen) Limited (the "Borrower"), a wholly foreign-owned limited liability company established and existing under the laws of China, will execute the Loan Agreement on the same date of the execution of the Letter of Guarantee. The Loan Agreement Provides that the total amount of the principal of the loan (the "Loan") granted to the Borrower by the Lending Banks shall not exceed Renminbi seven billion five hundred million (RMB 7,500,000,000.00).

      The condition precedent to the Lending Banks' assumption of the obligation to disburse the Loan under the Loan Agreement is, including but not limited to, the receipt by the Agency Bank of the unconditional and irrevocable Guarantee in favor of the Lending Banks issued by the Guarantor, guaranteeing that the Borrower will pay all the payable sums from time to time to the Lending Banks through the Agency Bank on a timely basis in accordance with the Loan Agreement.

      Therefore, this Guarantor hereby agrees that the Guarantor and other Guarantors, including Guangdong Mobile Communication Company Limited, Zhejiang Communication Company Limited, Jiangsu Mobile Communication Company Limited, Henan Mobile Communication Company Limited and Hainan Mobile Communication Company Limited (the "Guarantors") shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the Loan Agreement, and that the Guarantor and the Borrower under the Syndicated Loan Agreement shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the agreement.

      Unless otherwise stipulated, terms used this Letter of Guarantee shall have the same meaning as defined in the Loan Agreement.

      The Guarantor hereby further agrees:

1. As the surety with joint liabilities and/or joint guarantee liabilities (similarly hereinafter), the Guarantor and other Guarantors indicated hereby absolutely and unconditionally guarantee to the Agency Bank and the Lending Banks that the Borrower shall make payments in full, promptly and on a timely basis when any part of and/or all the principal, interest, Default Interest, compensation, fees to satisfy creditor's claim and other amounts fall due whether pursuant to the provisions, as a result of accelerated repayment or otherwise in accordance with the stipulations under the Loan Agreement, and any and/or all of any other relevant documents and agreements; the Guarantor understands and acknowledges that in accordance with the Security Law, (1) the Lending Banks may request the Borrower to perform its liabilities or request the Guarantor to assume its guarantee liabilities within the limit of the Guarantee in the event that Borrower under the Guarantee with joint liabilities has not performed its liabilities before the deadline for performance of the liabilities; i.e., upon the Borrower's failure to pay the due and payable sum under the Loan Agreement and the occurrence of events and circumstances of default, the Agency Bank may first request payment from the Guarantors who assume joint liabilities for debts together with the Borrower and need not first request payment from the Borrower; (2) in the event that two or more than two Guarantors assume joint guarantee liabilities, the Lending Banks may request any one of them to assume the entire guarantee liabilities. All Guarantors shall assume the obligation to guarantee the satisfaction of the entire creditor's claim.

2. Upon occurrence of Event of Default in the payment of partial or entire guaranteed obligation on the part of the Borrower, or upon occurrence of Event of Default or Anticipatory Event of Default, the Guarantors, as surety assuming joint guarantee liabilities, shall immediately pay the entire amount of the due and payable guaranteed liabilities of the Borrower (whether as a result of acceleration or otherwise) to the Agency Bank in favor of the Lending Banks in accordance with instructions of the Agency Bank, stipulations under the Loan Agreement and in the manner required thereby. The Guarantors shall not advance any claim, set-off, counterclaim or defense to the Agency Bank or any Lending Bank regarding the partial or entire payment.

3. Upon occurrence of Event of Default or Anticipatory Event of Default hereof, if no corrections have been made within the correction period of twenty eight (28) working days stipulated under Article 14.4 of the Loan Agreement, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of any of the due and payable amount to the Guarantors, who, upon receipt of the above Notice of Claims, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims. Notwithstanding the foregoing, should the loan principal and/or interest under the Loan Agreement not be repaid and/or paid, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of such principal and/or interest to the Guarantors, who, upon receipt of the above Notice, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims.

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4.    The obligations of the Guarantors shall be absolute and unconditional and shall not be limited or affected by any circumstances, including (but not limited to) (1) the Borrower's failure to perform or comply with the Loan Agreement or any stipulations under any such documents or agreements; (2) transfer by the Borrower for the benefit of the Creditor (not limited to the Creditor's interest under this Guarantee), request to nominate a Recipient, Trustee or Liquidator for the Borrower or any of its assets, upon declaration of liquidation or filing of the request of liquidation on the part of the Borrower, or any other measures taken for the above purposes; (3) changes in the Borrower's name, scope of business, registered capital or organization documents; or (4) any other circumstances that may constitute a relief of obligations that shall be assumed by a guarantor or surety.

5. The Lending Banks may neglect or restrain the enforcement of the Guarantee, the Loan Agreement or of the payment under any other relevant guarantees, documents or agreements, however, such negligence or restraint shall not affect or mitigate the Guarantors' obligations under the Guarantee herein. Guarantors shall not request the Agency Bank to make enforcement of the Loan Agreement or any other guarantees as a prerequisite of the enforcement of the Guarantee herein. The Failure to enforce the Loan Agreement or any other guarantees shall not affect or mitigate the Guarantee herein or defend against the Guarantee herein for such reasons.

6. The Guarantors undertakes that they shall remain the wholly owned subsidiaries directly or indirectly owned by China Mobile (Hong Kong) Limited in China within the term of the Loan Agreement.

7. Debts, responsibilities or liabilities guaranteed by the Guarantee herein may at any moment be renewed, extended, amended, compromised, exempted or abandoned by the Agency Bank or Lending Banks upon request of the Borrower, and such conducts shall not impair or affect the Guarantors' liabilities under the Guarantee herein; and the guarantee liabilities of the Guarantors under the Guarantee herein shall also apply to the above renewal, extension, amendment or compromise by the Agency Bank and Lending Banks.

8. The Guarantee is a continuous guarantee, which covers any debts under the guaranteed liabilities. However, before the Agency Bank is vested the power to receive any debts under the guarantee liabilities, it shall have no obligation to exhaust its right of recourse against the Borrower, nor shall it have any obligation to exhaust its right of recourse the Agency Bank or certain Lending Banks may have against any Guarantor or any guarantee. This Guarantee shall be irrevocable and with full force before the full performance of the guaranteed obligations and the full payment of any indebted amount under the guarantee. The Guarantors shall waive the defense arising from any time limit that might affect the obligations hereunder or the enforcement hereof.

9. Prior to the full payment and/or repayment of the principal, interest and/or other amounts under the Loan Agreement, the Guarantor shall not have the right of subrogation obtained as a result of its performance of any of the guarantee liabilities hereunder. Notwithstanding the foregoing, in the event that the

      Guarantor receives any sums as a result of its entitlement to such right of subrogation while one of the guaranteed obligations has not been performed, the Guarantor shall agree to pay all such sums to the Agency Bank to offset the amount over due under stipulations of the Loan Agreement.

10. The Guarantors agree to pay all fees and charges related to the enforcement of this Guarantee.

11. The Guaranteed obligations hereunder shall be obligations guaranteed in the form of Renminbi and paid by the Guarantors in accordance with the Guarantee in Renminbi. In any circumstances, Renminbi shall be the currency used in the account and payment.

12.   Any Notice or Request delivered to the Guarantors shall be in writing, and
      (1) delivered by special messenger; (2) sent by reputable courier service, or (3) transmitted by telex or facsimile. The address of the Guarantor:
      Name of the Company: Fujian Mobile Communication Company Limited.,
      Address: No. 59 Wushan Rd., Gulou District, Fuzhou, Fujian, Postal Code:
      350001, Contact: Gao Yanghui, Telephone Number: 0591-3376133, Fax:
      0591-3376130, E-mail: luckgyh@21cn.com. The date of Notice or Request referred to herein shall be (1) the day of the receipt thereof if by delivery by special messenger; (2) the next day following the delivery to the courier service company if delivered by a creditable courier service; or (3) the fourth day following the delivery to the postal service if delivered by post-paid registered mail; (4) the delivery date with confirmation of acceptance if delivered by telex or facsimile. For the purpose hereof, the Guarantor may change its address by a written notice to the Agency Bank.

13. This Guarantee shall be equally binding upon the Guarantor, its successor and the transferees and may be enforced by the Agency Bank, the Lending Banks, its successors and transferees. The Guarantor shall have no right to assign or to otherwise transfer the obligations hereunder. The Lending Bank may transfer part or all of its rights and interest hereunder to another Lending Bank at any time, in which case the Guarantor shall be promptly informed of such a transfer upon completion of the transfer; in the event that the Lending Bank needs to transfer its rights and interest hereunder to a bank or financial institution other than the Lending Banks, the Lending Bank shall obtain the consent of the Guarantors first (which consent shall not be unreasonably withheld). The Guarantors' Obligations hereunder shall not be Limited or affected in anyway by the above assignment or transfer. Any of the above assignment and transfer shall come into effect and be binding on the Guarantors upon the date of such assignment or transfer.

14.   The Guarantors hereby represent and warrant that:

      a) the Guarantors are established and validly existing under the Laws of China, with its registered address as above;

      b) the Guarantors have full legal rights, powers and authority to conduct their existing operations, possess their assets, assume this Guarantee and other obligations stipulated hereunder, execute and deliver this Guarantee and to perform and comply with the terms and conditions hereunder;

      c) the Guarantors have taken all appropriate and necessary corporate and legal actions to authorize the execution and delivery of this Guarantee and to perform and abide by the stipulations and terms hereunder;

      d) except for the relevant documents already obtained and submitted to the Agency Bank and the Lending Banks, the execution, delivery, effectiveness, performance, enforcement, the validity as evidence in legal proceedings of this Guarantee and the Guarantors' obligations hereunder do not require further consent from any other governmental departments or agency or any other shareholders or creditors, or notification thereto, or registration or filing therewith, or other actions to be taken;

      e) This Guarantee constitutes the legal and valid obligations binding on the Guarantors and can be enforced in accordance with its stipulations. The execution, delivery, performance of terms and conditions hereunder, the payment of all the due and payable amount in the currency stipulated hereunder on the date indicated herein do not (1) infringe or violate any stipulations of any applicable laws of China and other government regulations (with legal validity or not); (2) violate any government guidelines and policies (with no legal validity) applicable to the Guarantors; (3) conflict with the business license of the Guarantors; (4) conflict with any agreements, debentures, mortgages or other documents other than this Guarantee to which the Guarantor is a Party or the Guarantor or its assets is bound, and will not bring about consequences of violation of any of the stipulations thereof nor create any mortgage, lien, pledge, security interests or preferential arrangement; (5) constitute Event of Default under any agreement nor constitute Event of Default due to delivery of Notice or elapse of time or both;

      f) under any agreement to which the Guarantor is a Party or the Guarantor or its assets is bound, no Event of Default has occurred on the part of the Guarantor which affects the Guarantor's ability to pay the full amount payable hereunder;

      g) this Guarantee constitutes the Guarantors' direct, unconditional and comprehensive obligations. With respect to the priority order of the Guarantor's payment of other loans, liabilities, guarantee or obligations and all other aspect the Guarantors' obligations hereunder at least have and will have the priority equal to the guaranteed loans, liabilities or obligations and other guarantee;

      h) there are no material or possible debts that have potential adverse impact on the Guarantor's performance of its guarantee obligations hereunder which has not been disclosed to the Agency Bank or the Lending Banks by the Guarantor;

      i) there are no pending or threatening lawsuit, arbitration or other proceedings against the Guarantors with the tribunal of arbitration, the court, governmental agencies or administrative agencies which may affect the

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            financial status or operation of the Guarantors, or impair the
            Guarantors' ability to pay all or part of the payable amount in accordance with this Guarantee, or affect the validity or enforcement of this Guarantee in anyway;

      j) the Guarantors undertake their business and operations in accordance with all applicable laws, rules and regulations of China.

15.   The Guarantors further warrant that:

      a) the Guarantors shall maintain their accounting system in accordance with the accounting principles stipulated under the laws of China;

      b) the Guarantors shall deliver an audited annual financial statement to the Agency Bank within 120 days after every fiscal year and deliver an unaudited semi-annual financial statement to the Agency Bank within 90 days after the first half of every fiscal year;

      c) after the execution of this Guarantee, the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements of the Guarantors in accordance with the accounting standards of China and deliver them to the Lending Banks through the Agency Bank. In the event that the parent company of the Guarantors, namely China Mobile (Hong Kong) Limited shall arrange and prepare audited semi-annual financial statements in accordance with laws of Hong Kong rules of Hong Kong Stock Exchange, the semi-annual consolidated financial statements of the Guarantors hereunder shall be audited financial statements; otherwise, the international accounting firm ranked among the top six international accounting firms shall prepare unaudited semi-annual consolidated financial statements of the Guarantors and provide the Agency Bank with a letter, indicating that the unaudited semi-annual consolidated financial statements of the Guarantors prepared by the firm (1) is in accordance with the accounting standards of China;
            (2) the preparation method is reasonable and correct. Such semi-annual consolidated financial statements shall at the same time be attached with a letter produced by the Guarantors indicating the truthfulness of the data presented in the financial statements. Expense incurred in the preparation of the financial statements shall be borne by the Guarantors and/or the Borrower;

      d) the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements for the six Guarantors hereunder and deliver them, through the Agency Bank, to the Lending Banks. The Guarantors and/or Borrower shall bear the relevant fees and charges;

      e) the Guarantors shall notify the Agency Bank immediately with regard to the following issues:

            i) lawsuit, arbitration or claims in any other forms regarding any creditor's claim with the total amount exceeding Renminbi three hundred million (RMB 300,000,000) or with the equivalent amount in other currencies;

            ii)   merger with other companies or business institutions;

            iii) sales, transfer or other means of disposal of assets or business of more than Renminbi one billion (RMB
                  1,000,000,000);

      f) the Guarantors shall abide by applicable laws, rules and regulation, authorities or agreements, perform relevant obligations and pay any due and payable tax;

      g) in the event that the aggregate balance of debt or contingent liabilities of the Guarantors is less than one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall notify the Agency Bank on a timely basis of their material or possible debts incurred, assumed or newly-established with the amount of a single item exceeding Renminbi one billion (RMB 1,000,000,000) or debt with equivalent value and immediately provide the Agency Bank with text of the agreement regarding the material debt or contingent liabilities; in the event that the aggregated balance of the debt or contingent liabilities of the Guarantors exceeds one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall not incur, assume or establish any additional debt or contingent liabilities without the Lending Banks' prior consent. To this end, the Guarantors shall notify the Agency Bank in writing of the event that the Guarantors may incur, assume or establish additional debts or contingent liabilities with attachment of a draft of the agreement regarding the relevant debts and contingent liabilities. The Agency Bank shall notify the Guarantors within ten (10) Bank Business Days after receipt of the above written Notice if the Agency Bank agrees upon the above debts or contingent liabilities. The Agency Bank's failure to notify the Guarantors within the above time limit shall be deemed as consent;

      h) the Guarantors will not take any action or procedure for the purpose of dissolution, liquidation or termination of the business without the Lending Banks' prior consent;

      i) No other debt or contingent liabilities with higher rank of priority over the debts and contingent liabilities hereunder in respect of the order of payment will be created.

16. The validity, presumption and interpretation of this Guarantee and all the rights, obligations and liabilities arising out of this Guarantee shall be governed by and interpreted according to the laws of China. Any legal actions or proceedings taken against the Guarantors or any of their assets in connection with this Guarantee shall be submitted to the competent tribunal of economic adjudication of the people's court in Beijing.

17. In the event that any payment under this Guarantee is required to be made on a Non-Bank Business Day, such payment shall be postponed to the next Bank

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      Business Day or any other date provided under the Loan Agreement.

18. The Term of the Guarantee herein shall begin from the date of the execution of the Syndicated Loan Agreement and end on the first anniversary of the expiry of the Term of the Loan stipulated under the Syndicated Loan Agreement; in the event that the loan is extended, the term of the Guarantee shall end on the first anniversary of the expiry of renewed term of the Loan.

      On this basis, the Guarantors have executed this Guarantee in favor of the Agency Bank and the Lending Banks, which shall come into effect upon execution of the Letter of Guarantee by the Guarantors and the stamp of their official seals.

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GUARANTOR SIGNATURE PAGE             Re:  Provision to the Lending Banks of
                                     irrevocable  and  unconditional guarantee
                                     with  joint  liabilities regarding   the
                                     Syndicated    Loan Agreement   on  RMB
                                     7,500,000,000 Loan   executed   on  the
                                     date  of October  7,  2000   between
                                     China Mobile   (Shenzhen)   Limited   and
                                     Construction  Bank of  China,  Bank of
                                     China  and other  Lending  Banks listed  in
                                     Schedule   One  of  the Syndicated Loan
                                     Agreement.


GUARANTOR: FUJIAN MOBILE COMMUNICATION COMPANY LIMITED

(OFFICIAL SEAL)

AUTHORIZED REPRESENTATIVE:  /S/ LIN LIXUN
                          ----------------

NAME:

TITLE:   DEPUTY GENERAL MANAGER

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                                    GUARANTEE

To: Construction Bank of China, Bank of China and other Lending Banks indicated in Schedule One of the Syndicated Loan Agreement

      Re: Provision to the Lending Banks of irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement (RMB 7,500,000,000) (the "Loan Agreement") executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement (the "Lending Banks").

      Henan Mobile Communication Company Limited (the "Guarantor") is a wholly foreign-owned limited liability company established and existing under the laws of the People's Republic of China ("China"), with its registered address of its headquarter at No. 115 Huanghe Rd., Zhengzhou, Henan. In accordance with Security Law of the People's Republic of China (the "Security Law") and other relevant laws and regulations, the Guarantor hereby provides the Lending Banks with a Guarantee in favor of the Lending Banks and undertakes to perform its obligations in accordance with stipulations under this Guarantee.

WHEREAS:

      China Mobile (Shenzhen) Limited (the "Borrower"), a wholly foreign-owned limited liability company established and existing under the laws of China, will execute the Loan Agreement on the same date of the execution of the Letter of Guarantee. The Loan Agreement Provides that the total amount of the principal of the loan (the "Loan") granted to the Borrower by the Lending Banks shall not exceed Renminbi seven billion five hundred million (RMB 7,500,000,000.00).

      The condition precedent to the Lending Banks' assumption of the obligation to disburse the Loan under the Loan Agreement is, including but not limited to, the receipt by the Agency Bank of the unconditional and irrevocable Guarantee in favor of the Lending Banks issued by the Guarantor, guaranteeing that the Borrower will pay all the payable sums from time to time to the Lending Banks through the Agency Bank on a timely basis in accordance with the Loan Agreement.

      Therefore, this Guarantor hereby agrees that the Guarantor and other Guarantors, including Guangdong Mobile Communication Company Limited, Zhejiang Communication Company Limited, Jiangsu Mobile Communication Company Limited, Fujian Mobile Communication Company Limited and Hainan Mobile Communication Company Limited (the "Guarantors") shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the Loan Agreement, and that the Guarantor and the Borrower under the Syndicated Loan Agreement shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the agreement.

      Unless otherwise stipulated, terms used this Letter of Guarantee shall have the same meaning as defined in the Loan Agreement.


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      The Guarantor hereby further agrees:

1. As the surety with joint liabilities and/or joint guarantee liabilities (similarly hereinafter), the Guarantor and other Guarantors indicated hereby absolutely and unconditionally guarantee to the Agency Bank and the Lending Banks that the Borrower shall make payments in full, promptly and on a timely basis when any part of and/or all the principal, interest, Default Interest, compensation, fees to satisfy creditor's claim and other amounts fall due whether pursuant to the provisions, as a result of accelerated repayment or otherwise in accordance with the stipulations under the Loan Agreement, and any and/or all of any other relevant documents and agreements; the Guarantor understands and acknowledges that in accordance with the Security Law, (1) the Lending Banks may request the Borrower to perform its liabilities or request the Guarantor to assume its guarantee liabilities within the limit of the Guarantee in the event that Borrower under the Guarantee with joint liabilities has not performed its liabilities before the deadline for performance of the liabilities; i.e., upon the Borrower's failure to pay the due and payable sum under the Loan Agreement and the occurrence of events and circumstances of default, the Agency Bank may first request payment from the Guarantors who assume joint liabilities for debts together with the Borrower and need not first request payment from the Borrower; (2) in the event that two or more than two Guarantors assume joint guarantee liabilities, the Lending Banks may request any one of them to assume the entire guarantee liabilities. All Guarantors shall assume the obligation to guarantee the satisfaction of the entire creditor's claim.

2. Upon occurrence of Event of Default in the payment of partial or entire guaranteed obligation on the part of the Borrower, or upon occurrence of Event of Default or Anticipatory Event of Default, the Guarantors, as surety assuming joint guarantee liabilities, shall immediately pay the entire amount of the due and payable guaranteed liabilities of the Borrower (whether as a result of acceleration or otherwise) to the Agency Bank in favor of the Lending Banks in accordance with instructions of the Agency Bank, stipulations under the Loan Agreement and in the manner required thereby. The Guarantors shall not advance any claim, set-off, counterclaim or defense to the Agency Bank or any Lending Bank regarding the partial or entire payment.

3. Upon occurrence of Event of Default or Anticipatory Event of Default hereof, if no corrections have been made within the correction period of twenty eight (28) working days stipulated under Article 14.4 of the Loan Agreement, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of any of the due and payable amount to the Guarantors, who, upon receipt of the above Notice of Claims, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims. Notwithstanding the foregoing, should the loan principal and/or interest under the Loan Agreement not be repaid and/or paid, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of such principal and/or interest to the Guarantors, who, upon receipt of the above Notice, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims.


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4.    The obligations of the Guarantors shall be absolute and unconditional and shall not be limited or affected by any circumstances, including (but not limited to) (1) the Borrower's failure to perform or comply with the Loan Agreement or any stipulations under any such documents or agreements; (2) transfer by the Borrower for the benefit of the Creditor (not limited to the Creditor's interest under this Guarantee), request to nominate a Recipient, Trustee or Liquidator for the Borrower or any of its assets, upon declaration of liquidation or filing of the request of liquidation on the part of the Borrower, or any other measures taken for the above purposes; (3) changes in the Borrower's name, scope of business, registered capital or organization documents; or (4) any other circumstances that may constitute a relief of obligations that shall be assumed by a guarantor or surety.

5. The Lending Banks may neglect or restrain the enforcement of the Guarantee, the Loan Agreement or of the payment under any other relevant guarantees, documents or agreements, however, such negligence or restraint shall not affect or mitigate the Guarantors' obligations under the Guarantee herein. Guarantors shall not request the Agency Bank to make enforcement of the Loan Agreement or any other guarantees as a prerequisite of the enforcement of the Guarantee herein. The Failure to enforce the Loan Agreement or any other guarantees shall not affect or mitigate the Guarantee herein or defend against the Guarantee herein for such reasons.

6. The Guarantors undertakes that they shall remain the wholly owned subsidiaries directly or indirectly owned by China Mobile (Hong Kong) Limited in China within the term of the Loan Agreement.

7. Debts, responsibilities or liabilities guaranteed by the Guarantee herein may at any moment be renewed, extended, amended, compromised, exempted or abandoned by the Agency Bank or Lending Banks upon request of the Borrower, and such conducts shall not impair or affect the Guarantors' liabilities under the Guarantee herein; and the guarantee liabilities of the Guarantors under the Guarantee herein shall also apply to the above renewal, extension, amendment or compromise by the Agency Bank and Lending Banks.

8. The Guarantee is a continuous guarantee, which covers any debts under the guaranteed liabilities. However, before the Agency Bank is vested the power to receive any debts under the guarantee liabilities, it shall have no obligation to exhaust its right of recourse against the Borrower, nor shall it have any obligation to exhaust its right of recourse the Agency Bank or certain Lending Banks may have against any Guarantor or any guarantee. This Guarantee shall be irrevocable and with full force before the full performance of the guaranteed obligations and the full payment of any indebted amount under the guarantee. The Guarantors shall waive the defense arising from any time limit that might affect the obligations hereunder or the enforcement hereof.

9. Prior to the full payment and/or repayment of the principal, interest and/or other amounts under the Loan Agreement, the Guarantor shall not have the right of subrogation obtained as a result of its performance of any of the guarantee liabilities hereunder. Notwithstanding the foregoing, in the event that the

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      Guarantor receives any sums as a result of its entitlement to such right of subrogation while one of the guaranteed obligations has not been performed, the Guarantor shall agree to pay all such sums to the Agency Bank to offset the amount over due under stipulations of the Loan Agreement.

10. The Guarantors agree to pay all fees and charges related to the enforcement of this Guarantee.

11. The Guaranteed obligations hereunder shall be obligations guaranteed in the form of Renminbi and paid by the Guarantors in accordance with the Guarantee in Renminbi. In any circumstances, Renminbi shall be the currency used in the account and payment.

12.   Any Notice or Request delivered to the Guarantors shall be in writing, and
      (1) delivered by special messenger; (2) sent by reputable courier service, or (3) transmitted by telex or facsimile. The address of the Guarantor:
      Name of the Company: Henan Mobile Communication Company Limited., Address:
      No. 115 Huanghe Rd., Zhengzhou, Henan, Postal Code: 450003, Contact: Zhang Yuzhong, Telephone Number: 0371-5956622, Fax: 0371-5968855, E-mail:
      zyz0129@371.net. The date of Notice or Request referred to herein shall be
      (1) the day of the receipt thereof if by delivery by special messenger;
      (2) the next day following the delivery to the courier service company if delivered by a creditable courier service; or (3) the fourth day following the delivery to the postal service if delivered by post-paid registered mail; (4) the delivery date with confirmation of acceptance if delivered by telex or facsimile. For the purpose hereof, the Guarantor may change its address by a written notice to the Agency Bank.

13. This Guarantee shall be equally binding upon the Guarantor, its successor and the transferees and may be enforced by the Agency Bank, the Lending Banks, its successors and transferees. The Guarantor shall have no right to assign or to otherwise transfer the obligations hereunder. The Lending Bank may transfer part or all of its rights and interest hereunder to another Lending Bank at any time, in which case the Guarantor shall be promptly informed of such a transfer upon completion of the transfer; in the event that the Lending Bank needs to transfer its rights and interest hereunder to a bank or financial institution other than the Lending Banks, the Lending Bank shall obtain the consent of the Guarantors first (which consent shall not be unreasonably withheld). The Guarantors' Obligations hereunder shall not be Limited or affected in anyway by the above assignment or transfer. Any of the above assignment and transfer shall come into effect and be binding on the Guarantors upon the date of such assignment or transfer.

14.   The Guarantors hereby represent and warrant that:

      a) the Guarantors are established and validly existing under the Laws of China, with its registered address as above;

      b) the Guarantors have full legal rights, powers and authority to conduct their existing operations, possess their assets, assume this Guarantee and other obligations stipulated hereunder, execute and deliver this Guarantee and to perform and comply with the terms and conditions hereunder;


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      c)    the Guarantors have taken all appropriate and necessary corporate and legal actions to authorize the execution and delivery of this Guarantee and to perform and abide by the stipulations and terms hereunder;

      d) except for the relevant documents already obtained and submitted to the Agency Bank and the Lending Banks, the execution, delivery, effectiveness, performance, enforcement, the validity as evidence in legal proceedings of this Guarantee and the Guarantors' obligations hereunder do not require further consent from any other governmental departments or agency or any other shareholders or creditors, or notification thereto, or registration or filing therewith, or other actions to be taken;

      e) This Guarantee constitutes the legal and valid obligations binding on the Guarantors and can be enforced in accordance with its stipulations. The execution, delivery, performance of terms and conditions hereunder, the payment of all the due and payable amount in the currency stipulated hereunder on the date indicated herein do not (1) infringe or violate any stipulations of any applicable laws of China and other government regulations (with legal validity or not); (2) violate any government guidelines and policies (with no legal validity) applicable to the Guarantors; (3) conflict with the business license of the Guarantors; (4) conflict with any agreements, debentures, mortgages or other documents other than this Guarantee to which the Guarantor is a Party or the Guarantor or its assets is bound, and will not bring about consequences of violation of any of the stipulations thereof nor create any mortgage, lien, pledge, security interests or preferential arrangement; (5) constitute Event of Default under any agreement nor constitute Event of Default due to delivery of Notice or elapse of time or both;

      f) under any agreement to which the Guarantor is a Party or the Guarantor or its assets is bound, no Event of Default has occurred on the part of the Guarantor which affects the Guarantor's ability to pay the full amount payable hereunder;

      g) this Guarantee constitutes the Guarantors' direct, unconditional and comprehensive obligations. With respect to the priority order of the Guarantor's payment of other loans, liabilities, guarantee or obligations and all other aspect the Guarantors' obligations hereunder at least have and will have the priority equal to the guaranteed loans, liabilities or obligations and other guarantee;

      h) there are no material or possible debts that have potential adverse impact on the Guarantor's performance of its guarantee obligations hereunder which has not been disclosed to the Agency Bank or the Lending Banks by the Guarantor;

      i) there are no pending or threatening lawsuit, arbitration or other proceedings against the Guarantors with the tribunal of arbitration, the court, governmental agencies or administrative agencies which may affect the

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            financial status or operation of the Guarantors, or impair the
            Guarantors' ability to pay all or part of the payable amount in accordance with this Guarantee, or affect the validity or enforcement of this Guarantee in anyway;

      j) the Guarantors undertake their business and operations in accordance with all applicable laws, rules and regulations of China.

15.   The Guarantors further warrant that:

      a) the Guarantors shall maintain their accounting system in accordance with the accounting principles stipulated under the laws of China;

      b) the Guarantors shall deliver an audited annual financial statement to the Agency Bank within 120 days after every fiscal year and deliver an unaudited semi-annual financial statement to the Agency Bank within 90 days after the first half of every fiscal year;

      c) after the execution of this Guarantee, the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements of the Guarantors in accordance with the accounting standards of China and deliver them to the Lending Banks through the Agency Bank. In the event that the parent company of the Guarantors, namely China Mobile (Hong Kong) Limited shall arrange and prepare audited semi-annual financial statements in accordance with laws of Hong Kong rules of Hong Kong Stock Exchange, the semi-annual consolidated financial statements of the Guarantors hereunder shall be audited financial statements; otherwise, the international accounting firm ranked among the top six international accounting firms shall prepare unaudited semi-annual consolidated financial statements of the Guarantors and provide the Agency Bank with a letter, indicating that the unaudited semi-annual consolidated financial statements of the Guarantors prepared by the firm (1) is in accordance with the accounting standards of China;
            (2) the preparation method is reasonable and correct. Such semi-annual consolidated financial statements shall at the same time be attached with a letter produced by the Guarantors indicating the truthfulness of the data presented in the financial statements. Expense incurred in the preparation of the financial statements shall be borne by the Guarantors and/or the Borrower;

      d) the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements for the six Guarantors hereunder and deliver them, through the Agency Bank, to the Lending Banks. The Guarantors and/or Borrower shall bear the relevant fees and charges;

      e) the Guarantors shall notify the Agency Bank immediately with regard to the following issues:

            i) lawsuit, arbitration or claims in any other forms regarding any creditor's claim with the total amount exceeding Renminbi three

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                  hundred million (RMB 300,000,000) or with the equivalent
                  amount in other currencies;

            ii)   merger with other companies or business institutions;

            iii) sales, transfer or other means of disposal of assets or business of more than Renminbi one billion (RMB
                  1,000,000,000);

      f) the Guarantors shall abide by applicable laws, rules and regulation, authorities or agreements, perform relevant obligations and pay any due and payable tax;

      g) in the event that the aggregate balance of debt or contingent liabilities of the Guarantors is less than one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall notify the Agency Bank on a timely basis of their material or possible debts incurred, assumed or newly-established with the amount of a single item exceeding Renminbi one billion (RMB 1,000,000,000) or debt with equivalent value and immediately provide the Agency Bank with text of the agreement regarding the material debt or contingent liabilities; in the event that the aggregated balance of the debt or contingent liabilities of the Guarantors exceeds one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall not incur, assume or establish any additional debt or contingent liabilities without the Lending Banks' prior consent. To this end, the Guarantors shall notify the Agency Bank in writing of the event that the Guarantors may incur, assume or establish additional debts or contingent liabilities with attachment of a draft of the agreement regarding the relevant debts and contingent liabilities. The Agency Bank shall notify the Guarantors within ten (10) Bank Business Days after receipt of the above written Notice if the Agency Bank agrees upon the above debts or contingent liabilities. The Agency Bank's failure to notify the Guarantors within the above time limit shall be deemed as consent;

      h) the Guarantors will not take any action or procedure for the purpose of dissolution, liquidation or termination of the business without the Lending Banks' prior consent;

      i) No other debt or contingent liabilities with higher rank of priority over the debts and contingent liabilities hereunder in respect of the order of payment will be created.

16. The validity, presumption and interpretation of this Guarantee and all the rights, obligations and liabilities arising out of this Guarantee shall be governed by and interpreted according to the laws of China. Any legal actions or proceedings taken against the Guarantors or any of their assets in connection with this Guarantee shall be submitted to the competent tribunal of economic adjudication of the people's court in Beijing.

17. In the event that any payment under this Guarantee is required to be made on a Non-Bank Business Day, such payment shall be postponed to the next Bank

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      Business Day or any other date provided under the Loan Agreement.

18. The Term of the Guarantee herein shall begin from the date of the execution of the Syndicated Loan Agreement and end on the first anniversary of the expiry of the Term of the Loan stipulated under the Syndicated Loan Agreement; in the event that the loan is extended, the term of the Guarantee shall end on the first anniversary of the expiry of renewed term of the Loan.

      On this basis, the Guarantors have executed this Guarantee in favor of the Agency Bank and the Lending Banks, which shall come into effect upon execution of the Letter of Guarantee by the Guarantors and the stamp of their official seals.




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GUARANTOR SIGNATURE PAGE         Re:  Provision to the Lending Banks of
                                 irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement on RMB 7,500,000,000 Loan executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement.




GUARANTOR: HENAN MOBILE COMMUNICATION COMPANY LIMITED

(OFFICIAL SEAL)

AUTHORIZED REPRESENTATIVE:  /s/ LU JIE
                          --------------

NAME:   LU JIE

TITLE:   MANAGER OF FINANCIAL DEPARTMENT




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                                    GUARANTEE

To: Construction Bank of China, Bank of China and other Lending Banks indicated in Schedule One of the Syndicated Loan Agreement

      Re: Provision to the Lending Banks of irrevocable and unconditional guarantee with joint liabilities regarding the Syndicated Loan Agreement (RMB 7,500,000,000) (the "Loan Agreement") executed on the date of October 7, 2000 between China Mobile (Shenzhen) Limited and Construction Bank of China, Bank of China and other Lending Banks listed in Schedule One of the Syndicated Loan Agreement (the " Lending Banks").

      Hainan Mobile Communication Company Limited (the "Guarantor") is a wholly foreign-owned limited liability company established and existing under the laws of the People's Republic of China ("China"), with its registered address of its headquarter at No. 22, Nanbao Rd., Haikou, Hainan. In accordance with Security Law of the People's Republic of China (the "Security Law") and other relevant laws and regulations, the Guarantor hereby provides the Lending Banks with a Guarantee in favor of the Lending Banks and undertakes to perform its obligations in accordance with stipulations under this Guarantee.

WHEREAS:

      China Mobile (Shenzhen) Limited (the "Borrower"), a wholly foreign-owned limited liability company established and existing under the laws of China, will execute the Loan Agreement on the same date of the execution of the Letter of Guarantee. The Loan Agreement Provides that the total amount of the principal of the loan (the "Loan") granted to the Borrower by the Lending Banks shall not exceed Renminbi seven billion five hundred million (RMB 7,500,000,000.00).

      The condition precedent to the Lending Banks' assumption of the obligation to disburse the Loan under the Loan Agreement is, including but not limited to, the receipt by the Agency Bank of the unconditional and irrevocable Guarantee in favor of the Lending Banks issued by the Guarantor, guaranteeing that the Borrower will pay all the payable sums from time to time to the Lending Banks through the Agency Bank on a timely basis in accordance with the Loan Agreement.

      Therefore, this Guarantor hereby agrees that the Guarantor and other Guarantors, including Guangdong Mobile Communication Company Limited, Zhejiang Communication Company Limited, Jiangsu Mobile Communication Company Limited, Fujian Mobile Communication Company Limited and Henan Mobile Communication Company Limited (the "Guarantors") shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the Loan Agreement, and that the Guarantor and the Borrower under the Syndicated Loan Agreement shall assume joint and several liabilities for all debts, responsibilities and obligations stipulated under the agreement.

      Unless otherwise stipulated, terms used this Letter of Guarantee shall have the same meaning as defined in the Loan Agreement.


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      The Guarantor hereby further agrees:

1. As the surety with joint liabilities and/or joint guarantee liabilities (similarly hereinafter), the Guarantor and other Guarantors indicated hereby absolutely and unconditionally guarantee to the Agency Bank and the Lending Banks that the Borrower shall make payments in full, promptly and on a timely basis when any part of and/or all the principal, interest, Default Interest, compensation, fees to satisfy creditor's claim and other amounts fall due whether pursuant to the provisions, as a result of accelerated repayment or otherwise in accordance with the stipulations under the Loan Agreement, and any and/or all of any other relevant documents and agreements; the Guarantor understands and acknowledges that in accordance with the Security Law, (1) the Lending Banks may request the Borrower to perform its liabilities or request the Guarantor to assume its guarantee liabilities within the limit of the Guarantee in the event that Borrower under the Guarantee with joint liabilities has not performed its liabilities before the deadline for performance of the liabilities; i.e., upon the Borrower's failure to pay the due and payable sum under the Loan Agreement and the occurrence of events and circumstances of default, the Agency Bank may first request payment from the Guarantors who assume joint liabilities for debts together with the Borrower and need not first request payment from the Borrower; (2) in the event that two or more than two Guarantors assume joint guarantee liabilities, the Lending Banks may request any one of them to assume the entire guarantee liabilities. All Guarantors shall assume the obligation to guarantee the satisfaction of the entire creditor's claim.

2. Upon occurrence of Event of Default in the payment of partial or entire guaranteed obligation on the part of the Borrower, or upon occurrence of Event of Default or Anticipatory Event of Default, the Guarantors, as surety assuming joint guarantee liabilities, shall immediately pay the entire amount of the due and payable guaranteed liabilities of the Borrower (whether as a result of acceleration or otherwise) to the Agency Bank in favor of the Lending Banks in accordance with instructions of the Agency Bank, stipulations under the Loan Agreement and in the manner required thereby. The Guarantors shall not advance any claim, set-off, counterclaim or defense to the Agency Bank or any Lending Bank regarding the partial or entire payment.

3. Upon occurrence of Event of Default or Anticipatory Event of Default hereof, if no corrections have been made within the correction period of twenty eight (28) working days stipulated under Article 14.4 of the Loan Agreement, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of any of the due and payable amount to the Guarantors, who, upon receipt of the above Notice of Claims, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims. Notwithstanding the foregoing, should the loan principal and/or interest under the Loan Agreement not be repaid and/or paid, the Lending Banks shall be vested the power to deliver Notice of Claims accompanied with certificates regarding the Borrower's non-payment of such principal and/or interest to the Guarantors, who, upon receipt of the above Notice, shall perform its guarantee obligation in accordance with the amount indicated in the Notice of Claims.


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4.    The obligations of the Guarantors shall be absolute and unconditional and shall not be limited or affected by any circumstances, including (but not limited to) (1) the Borrower's failure to perform or comply with the Loan Agreement or any stipulations under any such documents or agreements; (2) transfer by the Borrower for the benefit of the Creditor (not limited to the Creditor's interest under this Guarantee), request to nominate a Recipient, Trustee or Liquidator for the Borrower or any of its assets, upon declaration of liquidation or filing of the request of liquidation on the part of the Borrower, or any other measures taken for the above purposes; (3) changes in the Borrower's name, scope of business, registered capital or organization documents; or (4) any other circumstances that may constitute a relief of obligations that shall be assumed by a guarantor or surety.

5. The Lending Banks may neglect or restrain the enforcement of the Guarantee, the Loan Agreement or of the payment under any other relevant guarantees, documents or agreements, however, such negligence or restraint shall not affect or mitigate the Guarantors' obligations under the Guarantee herein. Guarantors shall not request the Agency Bank to make enforcement of the Loan Agreement or any other guarantees as a prerequisite of the enforcement of the Guarantee herein. The Failure to enforce the Loan Agreement or any other guarantees shall not affect or mitigate the Guarantee herein or defend against the Guarantee herein for such reasons.

6. The Guarantors undertakes that they shall remain the wholly owned subsidiaries directly or indirectly owned by China Mobile (Hong Kong) Limited in China within the term of the Loan Agreement.

7. Debts, responsibilities or liabilities guaranteed by the Guarantee herein may at any moment be renewed, extended, amended, compromised, exempted or abandoned by the Agency Bank or Lending Banks upon request of the Borrower, and such conducts shall not impair or affect the Guarantors' liabilities under the Guarantee herein; and the guarantee liabilities of the Guarantors under the Guarantee herein shall also apply to the above renewal, extension, amendment or compromise by the Agency Bank and Lending Banks.

8. The Guarantee is a continuous guarantee, which covers any debts under the guaranteed liabilities. However, before the Agency Bank is vested the power to receive any debts under the guarantee liabilities, it shall have no obligation to exhaust its right of recourse against the Borrower, nor shall it have any obligation to exhaust its right of recourse the Agency Bank or certain Lending Banks may have against any Guarantor or any guarantee. This Guarantee shall be irrevocable and with full force before the full performance of the guaranteed obligations and the full payment of any indebted amount under the guarantee. The Guarantors shall waive the defense arising from any time limit that might affect the obligations hereunder or the enforcement hereof.

9. Prior to the full payment and/or repayment of the principal, interest and/or other amounts under the Loan Agreement, the Guarantor shall not have the right of subrogation obtained as a result of its performance of any of the guarantee liabilities hereunder. Notwithstanding the foregoing, in the event that the

                                      130
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      Guarantor receives any sums as a result of its entitlement to such right of subrogation while one of the guaranteed obligations has not been performed, the Guarantor shall agree to pay all such sums to the Agency Bank to offset the amount over due under stipulations of the Loan Agreement.

10. The Guarantors agree to pay all fees and charges related to the enforcement of this Guarantee.

11. The Guaranteed obligations hereunder shall be obligations guaranteed in the form of Renminbi and paid by the Guarantors in accordance with the Guarantee in Renminbi. In any circumstances, Renminbi shall be the currency used in the account and payment.

12.   Any Notice or Request delivered to the Guarantors shall be in writing, and
      (1) delivered by special messenger; (2) sent by reputable courier service, or (3) transmitted by telex or facsimile. The address of the Guarantor:
      Name of the Company: Hainan Mobile Communication Company Limited.,
      Address: No. 22, Nanbao Rd., Haikou, Hainan, Postal Code: 570125, Contact:
      Lan Qingchun, Telephone Number: 0898-6763132, Fax: 0898-6715461, E-mail: lqc@qmcc.net. The date of Notice or Request referred to herein shall be
      (1) the day of the receipt thereof if by delivery by special messenger;
      (2) the next day following the delivery to the courier service company if delivered by a creditable courier service; or (3) the fourth day following the delivery to the postal service if delivered by post-paid registered mail; (4) the delivery date with confirmation of acceptance if delivered by telex or facsimile. For the purpose hereof, the Guarantor may change its address by a written notice to the Agency Bank.

13. This Guarantee shall be equally binding upon the Guarantor, its successor and the transferees and may be enforced by the Agency Bank, the Lending Banks, its successors and transferees. The Guarantor shall have no right to assign or to otherwise transfer the obligations hereunder. The Lending Bank may transfer part or all of its rights and interest hereunder to another Lending Bank at any time, in which case the Guarantor shall be promptly informed of such a transfer upon completion of the transfer; in the event that the Lending Bank needs to transfer its rights and interest hereunder to a bank or financial institution other than the Lending Banks, the Lending Bank shall obtain the consent of the Guarantors first (which consent shall not be unreasonably withheld). The Guarantors' Obligations hereunder shall not be Limited or affected in anyway by the above assignment or transfer. Any of the above assignment and transfer shall come into effect and be binding on the Guarantors upon the date of such assignment or transfer.

14.   The Guarantors hereby represent and warrant that:

      a) the Guarantors are established and validly existing under the Laws of China, with its registered address as above;

      b) the Guarantors have full legal rights, powers and authority to conduct their existing operations, possess their assets, assume this Guarantee and other obligations stipulated hereunder, execute and deliver this Guarantee and to perform and comply with the terms and conditions hereunder;


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      c)    the Guarantors have taken all appropriate and necessary corporate and legal actions to authorize the execution and delivery of this Guarantee and to perform and abide by the stipulations and terms hereunder;

      d) except for the relevant documents already obtained and submitted to the Agency Bank and the Lending Banks, the execution, delivery, effectiveness, performance, enforcement, the validity as evidence in legal proceedings of this Guarantee and the Guarantors' obligations hereunder do not require further consent from any other governmental departments or agency or any other shareholders or creditors, or notification thereto, or registration or filing therewith, or other actions to be taken;

      e) This Guarantee constitutes the legal and valid obligations binding on the Guarantors and can be enforced in accordance with its stipulations. The execution, delivery, performance of terms and conditions hereunder, the payment of all the due and payable amount in the currency stipulated hereunder on the date indicated herein do not (1) infringe or violate any stipulations of any applicable laws of China and other government regulations (with legal validity or not); (2) violate any government guidelines and policies (with no legal validity) applicable to the Guarantors; (3) conflict with the business license of the Guarantors; (4) conflict with any agreements, debentures, mortgages or other documents other than this Guarantee to which the Guarantor is a Party or the Guarantor or its assets is bound, and will not bring about consequences of violation of any of the stipulations thereof nor create any mortgage, lien, pledge, security interests or preferential arrangement; (5) constitute Event of Default under any agreement nor constitute Event of Default due to delivery of Notice or elapse of time or both;

      f) under any agreement to which the Guarantor is a Party or the Guarantor or its assets is bound, no Event of Default has occurred on the part of the Guarantor which affects the Guarantor's ability to pay the full amount payable hereunder;

      g) this Guarantee constitutes the Guarantors' direct, unconditional and comprehensive obligations. With respect to the priority order of the Guarantor's payment of other loans, liabilities, guarantee or obligations and all other aspect the Guarantors' obligations hereunder at least have and will have the priority equal to the guaranteed loans, liabilities or obligations and other guarantee;

      h) there are no material or possible debts that have potential adverse impact on the Guarantor's performance of its guarantee obligations hereunder which has not been disclosed to the Agency Bank or the Lending Banks by the Guarantor;

      i) there are no pending or threatening lawsuit, arbitration or other proceedings against the Guarantors with the tribunal of arbitration, the court, governmental agencies or administrative agencies which may affect the

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            financial status or operation of the Guarantors, or impair the
            Guarantors' ability to pay all or part of the payable amount in accordance with this Guarantee, or affect the validity or enforcement of this Guarantee in anyway;

      j) the Guarantors undertake their business and operations in accordance with all applicable laws, rules and regulations of China.

15.   The Guarantors further warrant that:

      a) the Guarantors shall maintain their accounting system in accordance with the accounting principles stipulated under the laws of China;

      b) the Guarantors shall deliver an audited annual financial statement to the Agency Bank within 120 days after every fiscal year and deliver an unaudited semi-annual financial statement to the Agency Bank within 90 days after the first half of every fiscal year;

      c) after the execution of this Guarantee, the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements of the Guarantors in accordance with the accounting standards of China and deliver them to the Lending Banks through the Agency Bank. In the event that the parent company of the Guarantors, namely China Mobile (Hong Kong) Limited shall arrange and prepare audited semi-annual financial statements in accordance with laws of Hong Kong rules of Hong Kong Stock Exchange, the semi-annual consolidated financial statements of the Guarantors hereunder shall be audited financial statements; otherwise, the international accounting firm ranked among the top six international accounting firms shall prepare unaudited semi-annual consolidated financial statements of the Guarantors and provide the Agency Bank with a letter, indicating that the unaudited semi-annual consolidated financial statements of the Guarantors prepared by the firm (1) is in accordance with the accounting standards of China;
            (2) the preparation method is reasonable and correct. Such semi-annual consolidated financial statements shall at the same time be attached with a letter produced by the Guarantors indicating the truthfulness of the data presented in the financial statements. Expense incurred in the preparation of the financial statements shall be borne by the Guarantors and/or the Borrower;

      d) the Guarantors respectively or along with the Borrower shall appoint one of the top six international accounting firms to prepare semi-annual consolidated financial statements for the six Guarantors hereunder and deliver them, through the Agency Bank, to the Lending Banks. The Guarantors and/or Borrower shall bear the relevant fees and charges;

      e) the Guarantors shall notify the Agency Bank immediately with regard to the following issues:

            i) lawsuit, arbitration or claims in any other forms regarding any creditor's claim with the total amount exceeding Renminbi three

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                  hundred million (RMB 300,000,000) or with the equivalent
                  amount in other currencies;

            ii)   merger with other companies or business institutions;

            iii) sales, transfer or other means of disposal of assets or business of more than Renminbi one billion (RMB
                  1,000,000,000);

      f) the Guarantors shall abide by applicable laws, rules and regulation, authorities or agreements, perform relevant obligations and pay any due and payable tax;

      g) in the event that the aggregate balance of debt or contingent liabilities of the Guarantors is less than one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall notify the Agency Bank on a timely basis of their material or possible debts incurred, assumed or newly-established with the amount of a single item exceeding Renminbi one billion (RMB 1,000,000,000) or debt with equivalent value and immediately provide the Agency Bank with text of the agreement regarding the material debt or contingent liabilities; in the event that the aggregated balance of the debt or contingent liabilities of the Guarantors exceeds one hundred and twenty percent (120%) of the total shareholders' equity, the Guarantors shall not incur, assume or establish any additional debt or contingent liabilities without the Lending Banks' prior consent. To this end, the Guarantors shall notify the Agency Bank in writing of the event that the Guarantors may incur, assume or establish additional debts or contingent liabilities with attachment of a draft of the agreement regarding the relevant debts and contingent liabilities. The Agency Bank shall notify the Guarantors within ten (10) Bank Business Days after receipt of the above written Notice if the Agency Bank agrees upon the above debts or contingent liabilities. The Agency Bank's failure to notify the Guarantors within the above time limit shall be deemed as consent;

      h) the Guarantors will not take any action or procedure for the purpose of dissolution, liquidation or termination of the business without the Lending Banks' prior consent;

      i) No other debt or contingent liabilities with higher rank of priority over the debts and contingent liabilities hereunder in respect of the order of payment will be created.

16. The validity, presumption and interpretation of this Guarantee and all the rights, obligations and liabilities arising out of this Guarantee shall be governed by and interpreted according to the laws of China. Any legal actions or proceedings taken against the Guarantors or any of their assets in connection with this Guarantee shall be submitted to the competent tribunal of economic adjudication of the people's court in Beijing.

17. In the event that any payment under this Guarantee is required to be made on a Non-Bank Business Day, such payment shall be postponed to the next Bank

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      Business Day or any other date provided under the Loan Agreement.

18. The Term of the Guarantee herein shall begin from the date of the execution of the Syndicated Loan Agreement and end on the first anniversary of the expiry of the Term of the Loan stipulated under the Syndicated Loan Agreement; in the event that the loan is extended, the term of the Guarantee shall end on the first anniversary of the expiry of renewed term of the Loan.

      On this basis, the Guarantors have executed this Guarantee in favor of the Agency Bank and the Lending Banks, which shall come into effect upon execution of the Letter of Guarantee by the Guarantors and the stamp of their official seals.




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GUARANTOR SIGNATURE PAGE             Re:  Provision to the Lending Banks
                                     of  irrevocable  and  unconditional
                                     guarantee  with  joint  liabilities
                                     regarding   the   Syndicated   Loan
                                     Agreement   on  RMB   7,500,000,000
                                     Loan   executed   on  the  date  of
                                     October  7,  2000   between   China
                                     Mobile   (Shenzhen)   Limited   and
                                     Construction  Bank of  China,  Bank
                                     of China  and other  Lending  Banks
                                     listed  in  Schedule   One  of  the
                                     Syndicated Loan Agreement.




GUARANTOR: HAINAN MOBILE COMMUNICATION COMPANY LIMITED

(OFFICIAL SEAL)

AUTHORIZED REPRESENTATIVE:  /s/ WEI PING
                           ---------------

NAME:   WEI PING

TITLE:   CHAIRMAN


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